                                                                     EXHIBIT 3.2

                                    ELEVENTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.
                  ---------------------------------------------

                          Dated as of November 24, 1999

                  ---------------------------------------------

       THIS ELEVENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment"), dated as of November 24, 1999, is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornad Realty L.P., dated as of April 1, 1998, the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, the Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, the Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999, the Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 1999, the Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, and the Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999 (as so amended, the "Agreement").

       WHEREAS, the General Partner desires to establish and set forth the terms of a new series of Partnership Interests designated as Series D-5 Preferred Units (the "Series D-5 Preferred Units");

       WHEREAS, as of the date hereof, the Partnership entered into a Private Placement Purchase Agreement with GS-MSD Select Sponsors, L.P., a Delaware limited partnership ("the Initial Series D-5 Purchaser"), pursuant to which the Partnership agreed to issue to the Initial Series D-5 Purchaser Series D-5 Preferred Units;

       WHEREAS, the General Partner has determined that it is in the best interest of the Partnership to amend the Agreement to reflect the issuance of the above-referenced Series D-5 Preferred Units;

       WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

       WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

       NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

       1. Exhibit R, attached hereto as Attachment 1, is hereby incorporated by reference into the Agreement and made a part thereof.

       2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

       "O. Issuance of Series D-5 Preferred Units. From and after the date hereof the Partnership shall be authorized to issue Partnership Units of a new series, which Partnership Units are hereby designated as "Series D-5 Preferred Units". Series D-5 Preferred Units shall have the terms set forth in Exhibit R attached hereto and made part hereof."

       3. In making distributions pursuant to Section 5.1(B) of the Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit R to the Agreement, including, but not limited to,
Section 2.G(ii) thereof.



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



       4. The Agreement is hereby supplemented by adding the following paragraph at the end of Section 8.6 thereof:

       "N. Series D-5 Preferred Unit Exception. Holders of Series D-5 Preferred Units shall not be entitled to the Redemption Right provided for in
       Section 8.6.A of this Agreement."

       5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

       6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                        VORNADO REALTY TRUST


                                        By: /s/  Irwin Goldberg
                                           -------------------------------------
                                           Name:  Irwin Goldberg
                                           Title: Vice President and Chief
                                                  Financial Officer

                                                                    Attachment 1

                                    EXHIBIT R
                   DESIGNATION OF THE PREFERENCES, CONVERSION
                 AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS,
            LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS AND TERMS
                          AND CONDITIONS OF REDEMPTION

                                     OF THE

                           SERIES D-5 PREFERRED UNITS


1.          Definitions.

            In addition to those terms defined in the Agreement, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in the Agreement and this Exhibit R:

            "Annual Distribution Rate" shall have the meaning set forth in
Section 2.B(i) hereof.

            "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

            "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing on January 1, 2000; provided, however, that if any Distribution Payment Date falls on any day other than a Unit Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the first Unit Business Day immediately following such Distribution Payment Date.

            "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period with respect to each Series D-5 Preferred Unit, which shall commence on the date on which such Series D-5 Preferred Unit was issued by the Partnership and end on and include the day preceding the first day of the next succeeding Distribution Period).

            "Dividend Payment Date" shall mean a dividend payment date with respect to the Series D-5 Preferred Shares.

            "Redemption Date" shall have the meaning set forth in Section 2.D(iii) hereof.

            "Redemption Price" shall have the meaning set forth in Section 2.D(i) hereof.

            "Series D-5 Effective Date" shall be the sooner of: (w) November 24, 2009, (x) the first Unit Business Day following any period in which the Partnership has failed to make full distributions in respect of the Series D-5 Preferred Units for six (6) Distribution Periods, whether or not consecutive,
(y) the first Unit Business Day following the receipt by the holder of the Series D-5 Preferred Units of (A) notice from the General Partner that the General Partner or the Partnership has taken the position that the Partnership is or likely is a publicly-traded partnership within the meaning of Section 7704 of the Code or any successor provision thereof (a "PTP") or (B) an opinion rendered by independent counsel familiar with such matters addressed to the holder of Series D-5 Preferred Units that the Partnership is or likely is a PTP, and (z) the first Unit Business Day following the date on which GS-MSD Select Sponsors, L.P. ("the Initial Series D-5 Purchaser") determines, based on results or projected results, that there exists (in the Initial Series D-5 Purchaser's reasonable judgment) an imminent and substantial risk that the Series D-5 Preferred Units held by the Initial Series D-5 Purchaser represent or will represent 19.5% or more of the total profits or capital interests in the Partnership for a taxable year (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)).

            "Series D-5 Notice of Redemption" shall have the meaning set forth in Section 2.E(i)(a) hereof.

            "Series D-5 Preferred Shares" means the shares of beneficial interest of the General Partner Entity designated as Series D-5 8.25% Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $25.00 per share), no par value, having the rights and preferences and other terms set forth in Schedule 1 to this Exhibit R.

            "Series D-5 Preferred Unit" means a Partnership Unit issued by the Partnership having the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit R.

            "Series D-5 Redeeming Partner" shall have the meaning set forth in
Section 2.E(i)(a) hereof.

            "Series D-5 Redemption Right" shall have the meaning set forth in
Section 2.E(i)(a) hereof.

            "Series D-5 Specified Redemption Date" shall mean the sixtieth Unit Business Day after receipt by the General Partner of a Series D-5 Notice of Redemption in respect of the Series D-5 Units; provided, however, that the Series D-5 Specified Redemption Date shall mean the tenth Unit Business Day after receipt by the General Partner of a Series D-5 Notice of Redemption delivered in respect of a redemption described in Treas. Reg.
subsection. 1.7704-1(e).

            "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units (as defined below) or any class or series of Partnership Units ranking on a parity with the Series D-5 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D-5 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

            "Third Party Redemption Date" shall have the meaning set forth in
Section 2.D(ii) hereof.

            "Unit Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

2.          Terms of the Series D-5 Preferred Units.

            A. Number. As of the close of business on the date of the amendment pursuant to which this Exhibit was adopted, the total number of Series D-5 Preferred Units issued and outstanding will be 7,480,000. The Partnership may issue additional Series D-5 Preferred Units from time to time in accordance with the terms of the Agreement and, in connection with any such additional issuance, Exhibit A to the Agreement shall be revised to reflect the total number of Series D-5 Preferred Units then issued and outstanding.

            B. Distributions. (i) The holders of the then outstanding Series D-5 Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of $2.0625 per Series D-5 Preferred Unit (the "Annual Distribution Rate"). Such distributions with respect to each Series D-5 Preferred Unit shall be cumulative from the date of issuance of such Series D-5 Preferred Unit and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after November 24, 1999. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid; provided that the amount per Series D-5 Preferred Unit to be paid in respect of the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, shall be determined in accordance with paragraph (ii) below. Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

            (ii) The amount of distribution per Series D-5 Preferred Unit accruing in each full Distribution Period shall be computed by dividing the Annual Distribution Rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series D-5 Preferred Units shall be computed on the basis of twelve 30-day months and a 360-day year. The holders of the then outstanding Series D-5 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series D-5 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D-5 Preferred Units that may be in arrears.

            (iii) So long as any Series D-5 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units (as defined below) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series D-5 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series D-5 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D-5 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account..

            (iv) So long as any Series D-5 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Junior Units made in respect of a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the General Partner or any subsidiary, or as permitted under Article VI of the Declaration of Trust of the General Partner), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series D-5 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series D-5 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series D-5 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

            C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, holders of the Series D-5 Preferred Units shall be entitled to receive an amount equal to the holder's Capital Account in respect of those Series D-5 Preferred Units; but the holders of Series D-5 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of Series D-5 Preferred Units, shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series D-5 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series D-5 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 2.C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership or General Partner.

            (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes of shares ranking on a parity with or prior to the Series D-5 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series D-5 Preferred Units, as provided in this Section, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the Series D-5 Preferred Units shall not be entitled to share therein.

            D. The Partnership's Right to Redeem the Series D-5 Preferred Units.
(i) Except in connection with the redemption of the Series D-5 Preferred Shares by the General Partner as permitted by Article VI of the Declaration of Trust or as set forth in Section E below, the Series D-5 Preferred Units shall not be redeemable prior to November 24, 2004. On and after November 24, 2004, the General Partner may, at its option, cause the Partnership to redeem the Series D-5 Preferred Units in whole or in part, as set forth herein, subject to the provisions described below, at a redemption price, payable in cash, in an amount equal to $25 per unit for the Series D-5 Preferred Units being redeemed (the "Redemption Price"). Upon any such redemption, the Partnership shall also pay any accumulated and unpaid distributions owing in respect of the Series D-5 Preferred Units being redeemed.

            (ii) Such Series D-5 Preferred Units as are not held by the General Partner may be redeemed by the Partnership on or after November 24, 2004, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice. If fewer than all of the outstanding Series D-5 Preferred Units that are not held by the General Partner are to be redeemed, the Series D-5 Preferred Units to be redeemed from each holder (other than the General Partner) shall be selected pro rata (as nearly as practicable without creating fractional units). Any notice of redemption delivered pursuant to this Section D(ii) will be (x) faxed and (y) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the date upon which such redemption is to occur (the "Third Party Redemption Date"), addressed to each holder of record of the Series D-5 Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D-5 Preferred Units. In addition to any information required by law, each such notice shall state: (a) the Third Party Redemption Date, (b) the amount payable per Series D-5 Preferred Unit upon redemption, including the Redemption Price and any amount payable pursuant to Section D(iv) hereof, (c) the aggregate number of Series D-5 Preferred Units to be redeemed and, if fewer than all of the outstanding Series D-5 Preferred Units are to be redeemed, the number of Series D-5 Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D-5 Preferred Units not held by the General Partner that the total number of Series D-5 Preferred Units held by such holder represents and determined as nearly as practicable without creating fractional interests) of the aggregate number of Series D-5 Preferred Units to be redeemed, (d) the place or places where such Series D-5 Preferred Units are to be surrendered for payment of the amount payable upon redemption and (e) that payment of such amount will be made upon presentation and surrender of such Series D-5 Preferred Units. If the Partnership gives a notice of redemption in respect of Series D-5 Preferred Units pursuant to this Section D(ii), then, by 12:00 noon, New York City time, on the Third Party Redemption Date, the Partnership will deposit irrevocably in trust for the benefit of the holders of Series D-5 Preferred Units being redeemed funds sufficient to pay the applicable amount payable with respect to such Series D-5 Preferred Units and will give irrevocable instructions and authority to pay such amount to the holders of the Series D-5 Preferred Units upon surrender of the Series D-5 Preferred Units by such holders at the place designated in the notice of redemption.

            (iii) Such Series D-5 Preferred Units as may be held by the General Partner may be redeemed, in whole or in part, at the option of the General Partner, at any time, upon payment by the Partnership to the General Partner of the Redemption Price and any amount payable pursuant to Section D(iv) hereof with respect to such Series D-5 Preferred Units; provided that the General Partner shall redeem an equivalent number of Series D-5 Preferred Shares. Such redemption of Series D-5 Preferred Units shall occur substantially concurrently with the redemption by the General Partner of such Series D-5 Preferred Shares (such date is herein referred to collectively with the Third Party Redemption Date as the "Redemption Date").

            (iv) Upon any redemption of Series D-5 Preferred Units, the Partnership shall pay any accumulated and unpaid distributions for any Distribution Period, or any other period shorter than a full Distribution Period, ending on or prior to the Redemption Date. On and after the Redemption Date, distributions will cease to accumulate on the Series D-5 Preferred Units called for redemption, unless the Partnership defaults in payment therefor. If any date fixed for redemption of Series D-5 Preferred Units is not a Unit Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Unit Business Day (and without any interest or other payment in respect of any such delay) except that, if such Unit Business Day falls in the next calendar year, such payment will be made on the immediately preceding Unit Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D-5 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D-5 Preferred Units called for redemption under this Section 2.D.

            (v) If full cumulative distributions on the Series D-5 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, except in connection with a purchase, redemption or other acquisition of Series D-5 Preferred Shares or shares of beneficial interest ranking on a parity with such Series D-5 Preferred Shares as permitted under Article VI of the Declaration of Trust and except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Series D-5 Preferred Units may not be redeemed in part and the Partnership may not purchase, redeem or otherwise acquire Series D-5 Preferred Units or any Parity Units other than in exchange for Junior Units.

            As promptly as practicable after the surrender of any such Series D-5 Preferred Units so redeemed, such Series D-5 Preferred Units shall be exchanged for the amount of cash (without interest thereon) payable therefore pursuant to Section 2.D(i). If fewer than all the Series D-5 Preferred Units represented by any physical certificate are redeemed, then the Partnership shall issue new certificates representing the unredeemed Series D-5 Preferred Units without cost to the holder thereof.

            E. Series D-5 Preferred Unit Holder Redemption Right.

            (i) General. (a) Subject to paragraphs (ii) and (iii) below, on or after the Series D-5 Effective Date, the holder of the Series D-5 Preferred Units shall have the right (the "Series D-5 Redemption Right") to require the Partnership to redeem the Series D-5 Preferred Units on any Series D-5 Specified Redemption Date in cash in an amount equal to the holder's Capital Account after the Carrying Values of all Partnership assets are adjusted pursuant to Section 1.D of Exhibit B to the Agreement and the holder's Capital Account is adjusted accordingly for the Series D-5 Preferred Units being redeemed. Any such Series D-5 Redemption Right shall be exercised pursuant to notice of redemption comparable to the Notice of Redemption required under Section 8.6 of the Agreement (a "Series D-5 Notice of Redemption") delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Series D-5 Redemption Right (the "Series D-5 Redeeming Partner"). Except in the event of the occurrence of the circumstance described in clause (z) of the definition of "Series D-5 Effective Date", a holder of the Series D-5 Preferred Units may only exercise the Series D-5 Redemption Right in respect of all Series D-5 Preferred Units held by such holder on the date of the applicable Series D-5 Redemption Notice. In addition, any redemption pursuant to the Series D-5 Redemption Right shall be subject to all of the provisions of the Agreement governing redemptions under Section 8.6 of the Agreement as if it were a redemption under that section, except as otherwise provided herein.

            (b) The Series D-5 Redeeming Partner shall have no right with respect to any Series D-5 Preferred Units so redeemed to receive any distributions paid after the Series D-5 Specified Redemption Date, unless the record date for the distribution preceded the Series D-5 Specified Redemption Date. If the record date for such distribution was a date prior to the Series D-5 Specified Redemption Date and the Distribution Payment Date in respect of such distribution was a date after the Series D-5 Specified Redemption Date, such Series D-5 Redeeming Partner shall be required, as a condition of the redemption of such Series D-5 Preferred Units, to pay the amount of such distribution to the Partnership (if such Series D-5 Preferred Units are redeemed for cash) or to the General Partner (if such Series D-5 Preferred Units are redeemed for Series D-5 Preferred Shares).

            (c) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 2.E, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of the such rights by such Assignee on behalf of such Limited Partner, the Redemption Price and any accumulated and unpaid distributions shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

            (ii) General Partner Assumption of Right. (a) If the holder of the Series D-5 Preferred Units has delivered a Series D-5 Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to any limitations on ownership and transfer of Shares set forth in the Declaration of Trust), elect to assume directly and satisfy the Series D-5 Redemption Right by paying to the Redeeming Partner either (x) an amount equal to the holder's Capital Account for the Series D-5 Preferred Units being redeemed after the Carrying Values of all Partnership assets are adjusted pursuant to Section 1.D of Exhibit B to the Agreement and the holder's Capital Account is adjusted accordingly or (y) in the form of Series D-5 Preferred Shares, as set forth in paragraph (b) below. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Series D-5 Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Series D-5 Redemption Right. In the event the General Partner shall exercise its right to satisfy the Series D-5 Redemption Right in the manner described in the first sentence of this paragraph (ii) and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Series D-5 Redemption Right, and each of the Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Redeeming Partner as a sale of the

Redeeming Partner's Partnership Units to the General Partner. Nothing contained in this paragraph (ii) shall imply any right of the General Partner to require any holder of Series D-5 Preferred Units to exercise the Series D-5 Redemption Right afforded pursuant to paragraph (i) above.

            (b) In the event that the Partnership redeems Series D-5 Preferred Units for cash in accordance with Section 2.E(i)(a), the units so redeemed shall be terminated. In the event that the General Partner determines to pay the Redeeming Partner in the form of Series D-5 Preferred Shares, the General Partner shall issue to the Series D-5 Redeeming Partner one Series D-5 Preferred Share for each Series D-5 Preferred Unit being redeemed (subject to modification as set forth in paragraph (c) below), whereupon the General Partner shall acquire the Series D-5 Preferred Units offered for redemption by the Series D-5 Redeeming Partner and shall be treated for all purposes of the Agreement as the owner of such Series D-5 Preferred Units. Any accumulated and unpaid distributions on such Series D-5 Preferred Units to the date of such redemption shall also be deemed to have accumulated on the Series D-5 Preferred Shares paid to the Series D-5 Redeeming Partner in consideration of such Series D-5 Preferred Units at the time of the issuance of such Series D-5 Preferred Shares.

            (c) In the event that there shall be outstanding at any time both Series D-5 Preferred Shares and Series D-5 Preferred Units and the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Series D-5 Preferred Shares), in each case as a result of which the Series D-5 Preferred Shares are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), thereafter the Redemption Price payable by the General Partner in respect of one Series D-5 Preferred Unit shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one Series D-5 Preferred Share; and the General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In case there shall be outstanding Series D-5 Preferred Units and no Series D-5 Preferred Shares and the General Partner shall be a party to any merger or consolidation in which the General Partner is not the surviving entity, then the Series D-5 Preferred Shares deliverable by the General Partner thereafter in redemption of Series D-5 Preferred Units pursuant to clause (ii) above shall be shares of the surviving entity or any entity controlling the surviving entity having the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those set forth on Schedule 1 to this Exhibit R.

            (d) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Series D-5 Preferred Shares upon exercise of the Series D-5 Redemption Right.

            (iii) Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of paragraphs (i) and (ii) above, a Partner shall not be entitled to exercise the Series D-5 Redemption Right if (but only as long as) the delivery of Series D-5 Preferred Shares to such Partner on the Series D-5 Specified Redemption Date (a) would be prohibited under the Declaration of Trust, or (b) as long as the Common Shares or any previously issued Series D-5 Preferred Shares are Publicly Traded, would be prohibited under applicable federal or state securities laws or regulations (assuming the General Partner would in fact assume and satisfy the Series D-5 Redemption Right).

            (iv) No Liens on Partnership Units Delivered for Redemption. Each holder of any Series D-5 Preferred Units covenants and agrees with the General Partner that all Series D-5 Preferred Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Series D-5 Preferred Units which are or may be subject to any liens. Each holder of Series D-5 Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Series D-5 Preferred Units to the Partnership or the General Partner, such holder shall assume and pay such transfer tax.

            F. Conversion. The Series D-5 Preferred Units are not convertible into or redeemable or exchangeable for any other property or securities of the General Partner Entity or the Partnership at the option of any holder of Series D-5 Preferred Units, except as provided in Sections D and E hereof.

            G. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

            (a) prior to the Series D-5 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Partnership Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D-5 Preferred Units;

            (b) on a parity with the Series D-5 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit be different from those of the Series D-5 Preferred Units, if the holders of such Partnership Units of such class or series and the Series D-5 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); and

            (c) junior to the Series D-5 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Class A Units or if the holders of Series D-5 Preferred Units shall be entitled to receipt of distribution or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series ("Junior Units").

            (ii) The Series A Preferred Units, Series B Pass-Through Preferred Units and Series C Pass-Through Preferred Units shall be Parity Units with respect to the Series D-5 Preferred Units and the holders of the Series D-5 Preferred Units and Series A Preferred Units, Series B Pass-Through Preferred Units and Series C Pass-Through Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

            (a) For so long as the Class D Units are outstanding, the Series D-5 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding, the Series D-5 Preferred Units shall receive: (i) accumulated and unpaid distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

            (b) When the Class D Units are no longer outstanding, the Series D-5 Preferred Units shall be Preference Units and shall receive distributions on a basis pari passu with other Partnership Units, if any, receiving distributions pursuant to Section 5.1.B(i) of the Agreement, except to the extent that distributions on the Series B-2

Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

            (c) Distributions made pursuant to Subsections G(ii)(a) and G(ii)(b) of this Exhibit R shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series D-5 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid in respect of the Series D-5 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distribution may not be paid due to a lack of funds in the Nongovernmental Account.

            (iii) For purposes of allocations of items made pursuant to Article VI of the Agreement:

            (a) As long as the Class D Units are outstanding, the Series D-5 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (vi) and Section 6.1.B (viii) and (ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series D-5 Preferred Units except that references to distributions made to the Class D Units shall be deemed to refer to distributions made to the Series D-5 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

            (b) When the Class D Units are no longer outstanding, the Series D-5 Preferred Units shall be Preference Units and shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the Agreement shall be deemed to also refer to Series D-5 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series D-5 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

            H. Voting. (i) Except as provided in this Section H or as required by law, the holders of the Series D-5 Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners.

            (ii) So long as any Series D-5 Preferred Units are outstanding, the General Partner shall not authorize the creation of or cause the Partnership to issue Partnership Units of any class or series or any interest in the Partnership convertible into or exchangeable for Partnership Units of any class or series ranking prior to the Series D-5 Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or the Partnership or in the payment of distributions, or reclassify any Partnership Units of the Partnership into any such senior Partnership Unit; provided that so long as any Class D Units are outstanding, such senior Partnership Units may be issued to the General Partner if the distribution and redemption (but not voting) rights of such senior Partnership Units are substantially similar to the terms of securities issued by the General Partner and the proceeds or other consideration from the issuance of such securities have been or are concurrently with such issuance contributed to the Partnership.

            (iii) So long as any Series D-5 Preferred Units are outstanding, in addition to any other vote or consent of unit holders required by the Agreement of Limited Partnership or of shareholders required by the Declaration of Trust, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of Series D-5 Preferred Units at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating
(a) any amendment, alteration or repeal of any of the provisions of the Declaration of Trust that materially and adversely affects the voting powers, rights or preferences of the Series D-5 Preferred Shares; provided, however, that the amendment of the provisions of the Declaration of Trust so as to authorize or create or to increase the authorized amount of, any Junior Shares with respect to the Series D-5 Preferred Shares or any units of any class or series ranking on a parity with the Series D-5 Preferred Shares shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Series D-5 Preferred Shares or (b) the authorization or creation of, or the increase in the authorized or issued amount of, any shares of any class or series or any security convertible into or exchangeable for shares of any class or series ranking prior to the Series D-5 Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or in the payment of dividends or distributions; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series D-5 Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, provision is made for the redemption of all Series D-5 Preferred Units at the time outstanding in accordance with the provisions hereof.

            I. General. (i) At such time, if any, as the General Partner becomes a holder of Series D-5 Preferred Units, the rights of the General Partner, in its capacity as the holder of the Series D-5 Preferred Units, will be in addition to and not in limitation on any other rights or authority of the General Partner, in any other capacity, under the Agreement. In addition, nothing contained in this Exhibit R shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Agreement, other than in its capacity as the holder of Series D-5 Preferred Units.

            (ii) Anything herein contained to the contrary notwithstanding, the General Partner shall take all steps that it determines are necessary or appropriate (including modifying the foregoing terms of the Series D-5 Preferred Units) to ensure that the Series D-5 Preferred Units (including, without limitation the redemption and conversion terms thereof) permit the General Partner to satisfy its obligations with respect to the Series D-5 Preferred Shares (including, without limitation, its obligations to make dividend payments on the Series D-5 Preferred Shares), if and when any such Units are issued, it being the intention that, except to the extent provided in Schedule 1 to this Exhibit R, the terms of the Series D-5 Preferred Shares will be the same as the terms of the Series D-5 Preferred Units in all material respects.

            J. The Special Distribution. Notwithstanding anything to the contrary contained herein, on November 24, 1999, the holder of the Series D-5 Preferred Units shall be entitled to receive $2,337,500.00. Such payment shall be treated as a guaranteed payment for the use of capital under Section 707(c) of the Internal Revenue Code and shall have no effect or bearing on any other distribution or redemption amount or upon any other rights or obligations of holders of the Series D-5 Preferred Units.

                                                                  Attachment 2

EXHIBIT A (11/24/99) - GS-MSD SELECT SPONSORS, L.P. (D-5 Preferred)



                                                       VORNADO REALTY L.P.
                                              PARTNERS AND PARTNERSHIP INTERESTS

                                                                                              $51.39          Class of Units
                                                                      -----------------------------------------------------------
                                                                         Series A              Value              Percentage
                                                                        Preferred                of                   of
                                                                          Shares              Series A             Series A
---------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust                                           5,789,239             $297,508,992         100.0000%
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD SELECT SPONSORS, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                            (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley





                                                                                                       $25.00
                                                                               -----------------------------------------------------
                                                                                   Series B             Value             Percentage
                                                                                   Preferred              of                  of
                                                                                    Shares             Series B            Series B
------------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust                                                  3,400,000          $85,000,000          100.0000%
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD SELECT SPONSORS, LP

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                                      (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                                                     $25.00
                                                                             -------------------------------------------------------
                                                                                 Series C            Value            Percentage
                                                                                Preferred             of                  of
                                                                                  Shares           Series C            Series C
------------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust                                               4,600,000        $115,000,000.00      100.0000%
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD SELECT SPONSORS, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                                   (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                                                                        $50.00
                                                                                 -------------------------------------------------
                                                                                   Series B-1          Value           Percentage
                                                                                   Preferred            of                 of
                                                                                     Units          Series B-1         Series B-1
----------------------------------------------------------------------------------------------------------------------------------

             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.                                        200,000         $10,000,000           22.23%
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.                                         699,566         $34,978,300           77.77%
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD SELECT SPONSORS, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                                  (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                           --------------------------------------------------------
                                                                             Series B-2            Value            Percentage
                                                                              Preferred             of                  of
                                                                                Units           Series B-2          Series B-2
-----------------------------------------------------------------------------------------------------------------------------------
              Vornado Realty Trust
              VORNADO REALTY TRUST
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. , Inc.

              Washington Design Center, L.L.C.                                     100,000           $ 5,000,000             22.23%
              Fourth & D Street Partners LP
              Merchandise Mart Owners, L.L.C.                                      349,783           $17,489,150             77.77%
              Merchandise Mart Enterprises, L.L.C.
              World Trade Center Chicago, L.L.C.

              Greene Street 1998 Exchange Fund L.P.

              Commonwealth Atlantic Properties Inc.
              Commonwealth Atlantic - Crystal City OP Holding Inc.

              GS-MSD SELECT SPONSORS, LP.

              Goldman Sachs 1999 Exchange Place Fund, LP
              TMCT II, LLC

              Meadowbrook Equity Fund II, LLC.

              Jacob H Froelich, Jr.
              S.D. Phillips
              George W Lyles
              Canoe House Partners, LLC
              Roaring Gap Limited Partnership
              Phillips Property Company, LLC

              Newkirk Partners (See attached schedule)

              The Mendik Partnership, L.P.
              Mendik Holdings L.L.C.
              Mendik Realty Company, INC.
              FW / Mendik  REIT, L.L.C.                        (2)
              Mendik RELP Corp.
              2750 Associates
              2750 Associates Limited Partnership
              Abrams, Trust U/W/O Ralph
              ACI Associates
              Adler, Robert
              Allen & Company Incorporated
              Allen, C. Robert III
              Ames, Eugenia
              Alpert, Vicki
              Ambassador Construction Company, Inc.
              Aschendorf- Shasha, Ellen
              Ash, Herbert
              Aubert, Lysa
              Aubert, Lysa FBO UWO Barbara Schwartz
              Aubert, Lysa FBO UWO Ellis Schwartz
              Barr, Thomas
              Barkin, Leonard
              Batkin, Nancy
              Batkin, Nancy 1998 Trust u/a/d 5/11/98
              Berenson, David
              Berenson, Joan
              Berenson, Richard
              Berenson, Robert
              Berger, Alice C.
              Bianculli, Louis
              Bierman, Jacquin
              Blumenthal, Joel Marie
              Braverman, Madlyn
              Bonk, Chris
              Burack, Daniel A.
              Carb, Sally
              Carney, Margaret R.
              Carney, Thomas
              Chambers, Robert
              CHO Enterprises
              Damson, Barrie
              Dembner, Shirley
              Dembner, Shirley UGMA for Lindsey Dembner
              Doner, Max
              Downey, Michael
              Dryfoos, Jacqueline
              Dubrowski, Raymond
              Elson, Edward E.
              Evans, Ben
              Field, Walter L.
              Jesse Fierstein & Co.
              Fischer, Alan A.
              Freedman, Robert
              Gershon, Estate of Murray
              Getz, Howard
              Getz, Sandra
              Getz, Sandra & Howard
              Gold, Frederica
              Ginsberg, Adele
              Ginsberg, Benedict
              Goldberg, Clarence
              Goldring, Stanley

                                                                                                    $25.00
                                                                                -------------------------------------------------
                                                                                 Series C-1           Value            Percentage
                                                                                  Preferred            of                  of
                                                                                    Units           Series C-1          Series C-1
---------------------------------------------------------------------------------------------------------------------------------
              Vornado Realty Trust
              VORNADO REALTY TRUST
              Vornado Finance Corp
              Vornado Investment Corporation
              40 East 14 Realty Associates
                  General Partnership
              825 Seventh Avenue Holding Corporation
              Menands Holdings Corporation
              Two Guys From Harrison, N.Y. Inc.

              Washington Design Center, L.L.C.
              Fourth & D Street Partners LP
              Merchandise Mart Owners, L.L.C.
              Merchandise Mart Enterprises, L.L.C.
              World Trade Center Chicago, L.L.C.

              Greene Street 1998 Exchange Fund L.P.

              Commonwealth Atlantic Properties Inc.
              Commonwealth Atlantic - Crystal City OP Holding Inc.

              GS-MSD SELECT SPONSORS, L.P.

              Goldman Sachs 1999 Exchange Place Fund, LP
              TMCT II, LLC

              Meadowbrook Equity Fund II, LLC.

              Jacob H Froelich, Jr.                                                    150,067          $7,503,350          20.0648%
              S.D. Phillips                                                              9,976            $498,800           1.3338%
              George W Lyles                                                            70,044          $3,502,200           9.3653%
              Canoe House Partners, LLC                                                200,090         $10,004,500          26.7531%
              Roaring Gap Limited Partnership                                          290,158         $14,507,900          38.7957%
              Phillips Property Company, LLC                                            27,577          $1,378,850           3.6872%

              Newkirk Partners (See attached schedule)

              The Mendik Partnership, L.P.
              Mendik Holdings L.L.C.
              Mendik Realty Company, Inc.
              FW / Mendik  REIT, L.L.C.                             (2)
              Mendik RELP Corp.
              2750 Associates
              2750 Associates Limited Partnership
              Abrams, Trust U/W/O Ralph
              ACI Associates
              Adler, Robert
              Allen & Company Incorporated
              Allen, C. Robert III
              Ames, Eugenia
              Alpert, Vicki
              Ambassador Construction Company, Inc.
              Aschendorf- Shasha, Ellen
              Ash, Herbert
              Aubert, Lysa
              Aubert, Lysa FBO UWO Barbara Schwartz
              Aubert, Lysa FBO UWO Ellis Schwartz
              Barr, Thomas
              Barkin, Leonard
              Batkin, Nancy
              Batkin, Nancy 1998 Trust u/a/d 5/11/98
              Berenson, David
              Berenson, Joan
              Berenson, Richard
              Berenson, Robert
              Berger, Alice C.
              Bianculli, Louis
              Bierman, Jacquin
              Blumenthal, Joel Marie
              Braverman, Madlyn
              Bonk, Chris
              Burack, Daniel A.
              Carb, Sally
              Carney, Margaret R.
              Carney, Thomas
              Chambers, Robert
              CHO Enterprises
              Damson, Barrie
              Dembner, Shirley
              Dembner, Shirley UGMA for Lindsey Dembner
              Doner, Max
              Downey, Michael
              Dryfoos, Jacqueline
              Dubrowski, Raymond
              Elson, Edward E.
              Evans, Ben
              Field, Walter L.
              Jesse Fierstein & Co.
              Fischer, Alan A.
              Freedman, Robert
              Gershon, Estate of Murray
              Getz, Howard
              Getz, Sandra
              Getz, Sandra & Howard
              Gold, Frederica
              Ginsberg, Adele
              Ginsberg, Benedict
              Goldberg, Clarence
              Goldring, Stanley

                                                                                            $25.00
                                                                       ----------------------------------------------------------
                                                                        Series D-1           Value                    Percentage
                                                                         Preferred             of                        of
                                                                           Units           Series D-1                Series D-1
---------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.                         3,500,000      87,500,000            100 .00%

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD SELECT SPONSORS, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                              (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                                ------------------------------------------
                                                                                    Series A      Value         Percentage
                                                                                   Preferred        of              of
                                                                                     Shares      Series A        Series A
-------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             Goldschmidt, Charles
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             Gorfinkle, Lawrence
             Gould Investors, L.P.
             Green, Bernard
             Green, Barbara
             Greenbaum, David R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             Knatten Inc.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             Kuhn, James D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. Westport Associates
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             Mendik, Bernard
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             Oestreich, David A.
             Oestreich, Joan E.
             Oestreich, Sophy
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                --------------------------------------------------
                                                                                 Series B             Value             Percentage
                                                                                 Preferred              of                  of
                                                                                  Shares             Series B            Series B
----------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                -----------------------------------------------
                                                                                  Series C          Value            Percentage
                                                                                 Preferred           of                  of
                                                                                   Shares         Series C            Series C
-------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                ----------------------------------------------
                                                                                Series B-1          Value           Percentage
                                                                                Preferred            of                 of
                                                                                  Units          Series B-1         Series B-1
------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             Green, Bernard
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                 ------------------------------------------
                                                                                  Series B-2          Value      Percentage
                                                                                  Preferred             of           of
                                                                                    Units           Series B-2   Series B-2
---------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             Knatten Inc.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. Westport Associates
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             Mendix, Bernard
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                -------------------------------------------------
                                                                                    Series C-1         Value           Percentage
                                                                                    Preferred            of                of
                                                                                      Units          Series C-1        Series C-1
---------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard
             Roche, Sara
             Rolfe, Ronald
             Reingold, Suzy
             Roberts, H. Richard

                                                                                                   Class of Units
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Series D-1           Value         Percentage
                                                                                   Preferred             of              of
                                                                                     Units           Series D-1      Series D-1
-------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                  Series A         Value              Percentage
                                                                                 Preferred           of                   of
                                                                                   Shares         Series A             Series A
----------------------------------------------------------------------------- --------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Silbert, Harvey I., Trustee u/w Harry A. Goldman
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             Westgoma Associates
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                              ------------------------------------------------------
                                                                      TOTAL     5,789,239        $297,508,992         100.0000%
                                                                              ------------------------------------------------------

                                                                              Series B             Value             Percentage
                                                                              Preferred              of                  of
                                                                               Shares             Series B            Series B
------------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                             -------------------------------------------------------

                                                TOTAL                             3,400,000          $85,000,000          100.0000%
                                                                             -------------------------------------------------------

                                                                                    Series C                Value         Percentage
                                                                                   Preferred                 of               of
                                                                                     Shares               Series C         Series C
------------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                                --------------------------------------------------

                                                TOTAL                                    4,600,000        $115,000,000     100.00%
                                                                                --------------------------------------------------

                                                                                  Series B-1          Value           Percentage
                                                                                  Preferred            of                 of
                                                                                    Units          Series B-1         Series B-1
------------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                                  --------------------------------------------------

                                                TOTAL                                  899,566         $44,978,300          100.00%
                                                                                  --------------------------------------------------

                                                                          Series B-2          Value            Percentage
                                                                          Preferred             of                 of
                                                                            Units           Series B-2         Series B-2
-------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                        ---------------------------------------------------

                                                TOTAL                          449,783          $22,489,150          100.00%
                                                                        ---------------------------------------------------

                                                                                  Series C-1         Value           Percentage
                                                                                  Preferred            of                of
                                                                                    Units          Series C-1        Series C-1
-----------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                                  -------------------------------------------------

                                                TOTAL                                  747,912        $37,395,600          100.00%
                                                                                  -------------------------------------------------

                                                                  -----------------------------------------------------------
                                                                  Series D-1           Value               Percentage
                                                                   Preferred             of                    of
                                                                     Units           Series D-1            Series D-1
-----------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                  ---------------------------------------------------------

                                                TOTAL                  3,500,000        $87,500,000                  100.00%
                                                                  ---------------------------------------------------------


(1) Directly and through the following subsidiaries: Vornado Finance Corp., Vornado Investments Corporation, 40 East 14 Realty Associates General Partnership, 825 Seventh Avenue Holding Corporation, Menands Holding Corporation, and Two Guys From Harrison, N.Y., Inc.

(2)      Pledged. (See Section 11.3 F of the Operating Partnership Agreement.)

                                                                                                    $50.00
                                                                              --------------------------------------------------
                                                                               Series D-2            Value           Percentage
                                                                               Preferred               of                of
                                                                                 Units             Series D-2        Series D-2
--------------------------------------------------------------------------------------------------------------------------------

             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD Select Sponsors, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.                                          549,336         27,466,800          100.00%

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                 (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                                                $25.00
                                                                         -------------------------------------------------------
                                                                          Series D-3             Value            Percentage
                                                                           Preferred               of                 of
                                                                             Units             Series D-3         Series D-3
--------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD Select Sponsors, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP                        8,000,000           $200,000,000         100.00%
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                    (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                        --------------------------------------------------------
                                                                          Series D-4            Value             Percentage
                                                                          Preferred               of                  of
                                                                            Units             Series D-4          Series D-4
--------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             GS-MSD Select Sponsors, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC                                                     5,000,000           $125,000,000          100.00%

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                       (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                        ----------------------------------------------------
                                                                          Series D-5              Value           Percentage
                                                                           Preferred                of                of
                                                                             Units              Series D-5        Series D-5
----------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding Inc.

             G/S-MSD SELECT SPONORS, L.P.                                     7,480,000          187,000,000         100.00%

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                                 (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                        ----------------------------------------------------
                                                                          Series E-1              Value           Percentage
                                                                           Preferred                of                of
                                                                             Units              Series E-1        Series E-1
----------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

             Washington Design Center, L.L.C.
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.
             World Trade Center Chicago, L.L.C.

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.                            3,899,333          194,966,650          78.02%
             Commonwealth Atlantic - Crystal City OP Holding Inc.             1,098,667           54,933,350          21.98%

             G/S-MSD SELECT SPONSORS, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)

             The Mendik Partnership, L.P.
             Mendik Holdings L.L.C.
             Mendik Realty Company, Inc.
             FW / Mendik  REIT, L.L.C.                                 (2)
             Mendik RELP Corp.
             2750 Associates
             2750 Associates Limited Partnership
             Abrams, Trust U/W/O Ralph
             ACI Associates
             Adler, Robert
             Allen & Company Incorporated
             Allen, C. Robert III
             Ames, Eugenia
             Alpert, Vicki
             Ambassador Construction Company, Inc.
             Aschendorf- Shasha, Ellen
             Ash, Herbert
             Aubert, Lysa
             Aubert, Lysa FBO UWO Barbara Schwartz
             Aubert, Lysa FBO UWO Ellis Schwartz
             Barr, Thomas
             Barkin, Leonard
             Batkin, Nancy
             Batkin, Nancy 1998 Trust u/a/d 5/11/98
             Berenson, David
             Berenson, Joan
             Berenson, Richard
             Berenson, Robert
             Berger, Alice C.
             Bianculli, Louis
             Bierman, Jacquin
             Blumenthal, Joel Marie
             Braverman, Madlyn
             Bonk, Chris
             Burack, Daniel A.
             Carb, Sally
             Carney, Margaret R.
             Carney, Thomas
             Chambers, Robert
             CHO Enterprises
             Damson, Barrie
             Dembner, Shirley
             Dembner, Shirley UGMA for Lindsey Dembner
             Doner, Max
             Downey, Michael
             Dryfoos, Jacqueline
             Dubrowski, Raymond
             Elson, Edward E.
             Evans, Ben
             Field, Walter L.
             Jesse Fierstein & Co.
             Fischer, Alan A.
             Freedman, Robert
             Gershon, Estate of Murray
             Getz, Howard
             Getz, Sandra
             Getz, Sandra & Howard
             Gold, Frederica
             Ginsberg, Adele
             Ginsberg, Benedict
             Goldberg, Clarence
             Goldring, Stanley

                                                                      --------------------------------------------
                                                                                   Common Units
                                                                      --------------------------------------------

                                                                           A              C                   D
------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST                                     44,438,808
             Vornado Finance Corp                                     35,282,694
             Vornado Investment Corporation                            3,666,666
             40 East 14 Realty Associates
                 General Partnership                                   1,639,278
             825 Seventh Avenue Holding Corporation                      235,516
             Menands Holdings Corporation                                536,524
             Two Guys From Harrison, N.Y., Inc.                          180,890

             Washington Design Center, L.L.C.                                  0
             Fourth & D Street Partners LP                                     0
             Merchandise Mart Owners, L.L.C.
             Merchandise Mart Enterprises, L.L.C.                        395,967
             World Trade Center Chicago, L.L.C.                           23,948

             Greene Street 1998 Exchange Fund L.P.

             Commonwealth Atlantic Properties Inc.
             Commonwealth Atlantic - Crystal City OP Holding
             Inc.

             GS-MSD SELECT SPONSOR, L.P.

             Goldman Sachs 1999 Exchange Place Fund, LP
             TMCT II, LLC

             Meadowbrook Equity Fund II, LLC.

             Jacob H Froelich, Jr.                                       202,411
             S.D. Phillips
             George W Lyles
             Canoe House Partners, LLC
             Roaring Gap Limited Partnership
             Phillips Property Company, LLC

             Newkirk Partners (See attached schedule)                  1,432,452

             The Mendik Partnership, L.P.                                 14,024            751,159
             Mendik Holdings L.L.C.                                                       1,767,035
             Mendik Realty Company, Inc.                                       0
             FW / Mendik  REIT, L.L.C.                      (2)                             486,540
             Mendik RELP Corp.                                                                  846
             2750 Associates                                                                                      0
             2750 Associates Limited Partnership                                                              2,704
             Abrams, Trust U/W/O Ralph                                                                        7,244
             ACI Associates                                                1,057
             Adler, Robert                                                                                    2,496
             Allen & Company Incorporated                                  1,760
             Allen, C. Robert III                                            880
             Ames, Eugenia                                                                        0
             Alpert, Vicki                                                                                    5,228
             Ambassador Construction Company, Inc.                                                           27,939
             Aschendorf- Shasha, Ellen                                                                        1,710
             Ash, Herbert                                                                                       154
             Aubert, Lysa                                                                                     4,534
             Aubert, Lysa FBO UWO Barbara Schwartz                                                            4,534
             Aubert, Lysa FBO UWO Ellis Schwartz                                                                  0
             Barr, Thomas                                                                                     1,844
             Barkin, Leonard                                                                                    962
             Batkin, Nancy                                                                                        0
             Batkin, Nancy 1998 Trust u/a/d 5/11/98                          130                              6,338
             Berenson, David                                                                                  1,034
             Berenson, Joan                                                                                   1,382
             Berenson, Richard                                                                                  842
             Berenson, Robert                                                                                 1,762
             Berger, Alice C.                                                                                   374
             Bianculli, Louis                                                                                 5,604
             Bierman, Jacquin                                                                                 5,376
             Blumenthal, Joel Marie                                                                             154
             Braverman, Madlyn                                                90             75,344
             Bonk, Chris                                                                                     35,032
             Burack, Daniel A.                                               176
             Carb, Sally                                                                                      1,793
             Carney, Margaret R.                                                                              1,419
             Carney, Thomas                                                                                       0
             Chambers, Robert                                                145                 77           7,961
             CHO Enterprises                                                                                  5,364
             Damson, Barrie                                                1,144
             Dembner, Shirley                                                145                                 78
             Dembner, Shirley UGMA for Lindsey Dembner                                                        3,462
             Doner, Max                                                                                       3,364
             Downey, Michael                                                                 83,226
             Dryfoos, Jacqueline                                                                                962
             Dubrowski, Raymond                                                                               2,304
             Elson, Edward E.                                              1,760
             Evans, Ben                                                                                         104
             Field, Walter L.                                                                                 1,680
             Jesse Fierstein & Co.                                                                            4,045
             Fischer, Alan A.                                                                                 3,364
             Freedman, Robert                                                                                 5,770
             Gershon, Estate of Murray                                                                       10,494
             Getz, Howard                                                                                       333
             Getz, Sandra                                                                                     7,328
             Getz, Sandra & Howard                                                                              748
             Gold, Frederica                                                                                    414
             Ginsberg, Adele                                                                                    932
             Ginsberg, Benedict                                                                                   0
             Goldberg, Clarence                                                                                 916
             Goldring, Stanley                                                                               10,833

                                                                  --------------------------------------------------------
                                                                                  Total                        Value
                                                                                  Common                       Common
                                                                    E             Units                         Units
--------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust
             VORNADO REALTY TRUST                                                   44,438,808             $1,461,148,007
             Vornado Finance Corp                                                   35,282,694             $1,160,094,979
             Vornado Investment Corporation                                          3,666,666               $120,559,978
             40 East 14 Realty Associates                                                    0                         $0
                 General Partnership                                                 1,639,278                $53,899,461
             825 Seventh Avenue Holding Corporation                                    235,516                 $7,743,766
             Menands Holdings Corporation                                              536,524                $17,640,909
             Two Guys From Harrison, N.Y., Inc.                                        180,890                 $5,947,663

             Washington Design Center, L.L.C.                                                0                         $0
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.                                                 0                         $0
             Merchandise Mart Enterprises, L.L.C.                                      395,967                $13,019,395
             World Trade Center Chicago, L.L.C.                                         23,948                   $787,410

             Greene Street 1998 Exchange Fund L.P.                                           0                         $0

             Commonwealth Atlantic Properties Inc.                                           0                         $0
             Commonwealth Atlantic - Crystal City OP Holding Inc.                            0                         $0

             GS-MS SELECT SPONSORS, L.P.                                                     0                         $0

             Goldman Sachs 1999 Exchange Place Fund, LP                                      0                         $0
             TMCT II, LLC                                                                    0                         $0

             Meadowbrook Equity Fund II, LLC.                                                0                         $0

             Jacob H Froelich, Jr.                                                     202,411                 $6,655,274
             S.D. Phillips                                                                   0                         $0
             George W Lyles                                                                  0                         $0
             Canoe House Partners, LLC                                                       0                         $0
             Roaring Gap Limited Partnership                                                 0                         $0
             Phillips Property Company, LLC                                                  0                         $0

             Newkirk Partners (See attached schedule)                                1,432,452                $47,099,022

             The Mendik Partnership, L.P.                                              765,183                $25,159,217
             Mendik Holdings L.L.C.                                                  1,767,035                $58,100,111
             Mendik Realty Company, Inc.                                                     0                         $0
             FW / Mendik  REIT, L.L.C.                                                 486,540                $15,997,435
             Mendik RELP Corp.                                                             846                    $27,816
             2750 Associates                                                                 0                         $0
             2750 Associates Limited Partnership                                         2,704                    $88,908
             Abrams, Trust U/W/O Ralph                                                   7,244                   $238,183
             ACI Associates                                                              1,057                    $34,754
             Adler, Robert                                                               2,496                    $82,068
             Allen & Company Incorporated                                                1,760                    $57,869
             Allen, C. Robert III                                                          880                    $28,934
             Ames, Eugenia                                                                   0                         $0
             Alpert, Vicki                                                               5,228                   $171,897
             Ambassador Construction Company, Inc.                                      27,939                   $918,634
             Aschendorf- Shasha, Ellen                                                   1,710                    $56,225
             Ash, Herbert                                                                  154                     $5,064
             Aubert, Lysa                                                                4,534                   $113,350
             Aubert, Lysa FBO UWO Barbara Schwartz                                           0                         $0
             Aubert, Lysa FBO UWO Ellis Schwartz                                             0                         $0
             Barr, Thomas                                                                1,844                    $60,631
             Barkin, Leonard                                                               962                    $31,631
             Batkin, Nancy                                                                   0                         $0
             Batkin, Nancy 1998 Trust u/a/d 5/11/98                                      6,468                   $212,668
             Berenson, David                                                             1,034                    $33,998
             Berenson, Joan                                                              1,382                    $45,440
             Berenson, Richard                                                             842                    $27,685
             Berenson, Robert                                                            1,762                    $57,935
             Berger, Alice C.                                                              374                    $12,297
             Bianculli, Louis                                                            5,604                   $184,260
             Bierman, Jacquin                                                            5,376                   $176,763
             Blumenthal, Joel Marie                                                        154                     $5,064
             Braverman, Madlyn                                                          75,434                 $2,480,270
             Bonk, Chris                                                                35,032                 $1,151,852
             Burack, Daniel A.                                                             176                     $5,787
             Carb, Sally                                                                 1,793                    $58,954
             Carney, Margaret R.                                                         1,419                    $46,657
             Carney, Thomas                                                                  0                         $0
             Chambers, Robert                                                            8,183                   $269,057
             CHO Enterprises                                                             5,364                   $176,368
             Damson, Barrie                                                              1,144                    $37,615
             Dembner, Shirley                                                              223                     $7,332
             Dembner, Shirley UGMA for Lindsey Dembner                                   3,462                   $113,831
             Doner, Max                                                                  3,364                   $110,608
             Downey, Michael                                                            83,226                 $2,736,471
             Dryfoos, Jacqueline                                                           962                    $31,631
             Dubrowski, Raymond                                                          2,304                    $75,756
             Elson, Edward E.                                                            1,760                    $57,869
             Evans, Ben                                                                    104                     $3,420
             Field, Walter L.                                                            1,680                    $55,238
             Jesse Fierstein & Co.                                                       4,045                   $133,000
             Fischer, Alan A.                                                            3,364                   $110,608
             Freedman, Robert                                                            5,770                   $189,718
             Gershon, Estate of Murray                                                  10,494                   $345,043
             Getz, Howard                                                                  333                    $10,949
             Getz, Sandra                                                                7,328                   $240,945
             Getz, Sandra & Howard                                                         748                    $24,594
             Gold, Frederica                                                               414                    $13,612
             Ginsberg, Adele                                                               932                    $23,300
             Ginsberg, Benedict                                                              0                         $0
             Goldberg, Clarence                                                            916                    $30,118
             Goldring, Stanley                                                          10,833                   $356,189

                                                                   -----------------------------------------------------------------
                                                                     Percentage
                                                                       Common        Total               Total         Percentage
                                                                        Units        Units               Value           Interest
-----------------------------------------------------------------------------------------------------------------------------------
             Vornado Realty Trust                                                  99,769,615 (1)      $3,324,543,753      73.0322%
             VORNADO REALTY TRUST                                     47.5484%
             Vornado Finance Corp                                     37.7516%
             Vornado Investment Corporation                            3.9232%
             40 East 14 Realty Associates                              0.0000%
                 General Partnership                                   1.7540%
             825 Seventh Avenue Holding Corporation                    0.2520%
             Menands Holdings Corporation                              0.5741%
             Two Guys From Harrison, N.Y., Inc.                        0.1935%

             Washington Design Center, L.L.C.                          0.0000%        300,000             $15,000,000       0.3295%
             Fourth & D Street Partners LP
             Merchandise Mart Owners, L.L.C.                           0.0000%      1,049,349             $52,467,450       1.1526%
             Merchandise Mart Enterprises, L.L.C.                      0.4237%        395,967             $13,019,395       0.2860%
             World Trade Center Chicago, L.L.C.                        0.0256%         23,948                $787,410       0.0173%

             Greene Street 1998 Exchange Fund L.P.                     0.0000%      3,500,000             $87,500,000       1.9222%

             Commonwealth Atlantic Properties Inc.                     0.0000%      3,899,333            $194,966,650       4.2829%
             Commonwealth Atlantic - Crystal City OP Holding Inc.      0.0000%      1,098,667             $54,933,350       1.2061%

             GS-MSD Select Sponsors, L.P.                              0.0000%      7,480,000            $187,000,000       4.1079%

             Goldman Sachs 1999 Exchange Place Fund, LP                0.0000%      8,000,000            $200,000,000       4.3935%
             TMCT II, LLC                                              0.0000%      5,000,000            $125,000,000       2.7459%

             Meadowbrook Equity Fund II, LLC.                          0.0000%        549,336             $27,486,900       0.6034%

             Jacob H Froelich, Jr.                                     0.2166%        352,478             $14,158,624       0.3110%
             S.D. Phillips                                             0.0000%          9,976                $498,800       0.0110%
             George W Lyles                                            0.0000%         70,044              $3,502,200       0.0769%
             Canoe House Partners, LLC                                 0.0000%        200,090             $10,004,500       0.2198%
             Roaring Gap Limited Partnership                           0.0000%        290,158             $14,507,900       0.3187%
             Phillips Property Company, LLC                            0.0000%         27,577              $1,378,850       0.0303%

             Newkirk Partners (See attached schedule)                  1.5327%      1,432,452             $47,099,022       1.0347%

             The Mendik Partnership, L.P.                              0.8187%        765,183             $25,159,217       0.5527%
             Mendik Holdings L.L.C.                                    1.8907%      1,767,035             $58,100,111       1.2763%
             Mendik Realty Company, Inc.                               0.0000%              0                      $0       0.0000%
             FW / Mendik  REIT, L.L.C.                   (2)           0.5206%        486,540             $15,997,435       0.3514%
             Mendik RELP Corp.                                         0.0009%            846                 $27,816       0.0006%
             2750 Associates                                           0.0000%              0                      $0       0.0000%
             2750 Associates Limited Partnership                       0.0029%          2,704                 $88,908       0.0020%
             Abrams, Trust U/W/O Ralph                                 0.0078%          7,244                $238,183       0.0052%
             ACI Associates                                            0.0011%          1,057                 $34,754       0.0008%
             Adler, Robert                                             0.0027%          2,496                 $82,068       0.0018%
             Allen & Company Incorporated                              0.0019%          1,760                 $57,869       0.0013%
             Allen, C. Robert III                                      0.0009%            880                 $28,934       0.0006%
             Ames, Eugenia                                             0.0000%              0                      $0       0.0000%
             Alpert, Vicki                                             0.0056%          5,228                $171,897       0.0038%
             Ambassador Construction Company, Inc.                     0.0299%         27,939                $918,634       0.0202%
             Aschendorf- Shasha, Ellen                                 0.0018%          1,710                 $56,225       0.0012%
             Ash, Herbert                                              0.0002%            154                  $5,064       0.0001%
             Aubert, Lysa                                              0.0049%          4,534                $113,350       0.0025%
             Aubert, Lysa FBO UWO Barbara Schwartz                     0.0000%              0                      $0       0.0000%
             Aubert, Lysa FBO UWO Ellis Schwartz                       0.0000%              0                      $0       0.0000%
             Barr, Thomas                                              0.0020%          1,844                 $60,631       0.0013%
             Barkin, Leonard                                           0.0010%            962                 $31,631       0.0007%
             Batkin, Nancy                                             0.0000%              0                      $0       0.0000%
             Batkin, Nancy 1998 Trust u/a/d 5/11/98                    0.0069%          6,468                $212,668       0.0047%
             Berenson, David                                           0.0011%          1,034                 $33,998       0.0007%
             Berenson, Joan                                            0.0015%          1,382                 $45,440       0.0010%
             Berenson, Richard                                         0.0009%            842                 $27,685       0.0006%
             Berenson, Robert                                          0.0019%          1,762                 $57,935       0.0013%
             Berger, Alice C.                                          0.0004%            374                 $12,297       0.0003%
             Bianculli, Louis                                          0.0060%          5,604                $184,260       0.0040%
             Bierman, Jacquin                                          0.0058%          5,376                $176,763       0.0039%
             Blumenthal, Joel Marie                                    0.0002%            154                  $5,064       0.0001%
             Braverman, Madlyn                                         0.0807%         75,434              $2,480,270       0.0545%
             Bonk, Chris                                               0.0375%         35,032              $1,151,852       0.0253%
             Burack, Daniel A.                                         0.0002%            176                  $5,787       0.0001%
             Carb, Sally                                               0.0019%          1,793                 $58,954       0.0013%
             Carney, Margaret R.                                       0.0015%          1,419                 $46,657       0.0010%
             Carney, Thomas                                            0.0000%              0                      $0       0.0000%
             Chambers, Robert                                          0.0088%          8,183                $269,057       0.0059%
             CHO Enterprises                                           0.0057%          5,364                $176,368       0.0039%
             Damson, Barrie                                            0.0012%          1,144                 $37,615       0.0008%
             Dembner, Shirley                                          0.0002%            223                  $7,332       0.0002%
             Dembner, Shirley UGMA for Lindsey Dembner                 0.0037%          3,462                $113,831       0.0025%
             Doner, Max                                                0.0036%          3,364                $110,608       0.0024%
             Downey, Michael                                           0.0890%         83,226              $2,736,471       0.0601%
             Dryfoos, Jacqueline                                       0.0010%            962                 $31,631       0.0007%
             Dubrowski, Raymond                                        0.0025%          2,304                 $75,758       0.0017%
             Elson, Edward E.                                          0.0019%          1,760                 $57,869       0.0013%
             Evans, Ben                                                0.0001%            104                  $3,420       0.0001%
             Field, Walter L.                                          0.0018%          1,680                 $55,238       0.0012%
             Jesse Fierstein & Co.                                     0.0043%          4,045                $133,000       0.0029%
             Fischer, Alan A.                                          0.0036%          3,364                $110,608       0.0024%
             Freedman, Robert                                          0.0062%          5,770                $189,718       0.0042%
             Gershon, Estate of Murray                                 0.0112%         10,494                $345,043       0.0076%
             Getz, Howard                                              0.0004%            333                 $10,949       0.0002%
             Getz, Sandra                                              0.0078%          7,328                $240,945       0.0053%
             Getz, Sandra & Howard                                     0.0008%            748                 $24,594       0.0005%
             Gold, Frederica                                           0.0004%            414                 $13,612       0.0003%
             Ginsberg, Adele                                           0.0010%            932                 $23,300       0.0005%
             Ginsberg, Benedict                                        0.0000%              0                      $0       0.0000%
             Goldberg, Clarence                                        0.0010%            916                 $30,118       0.0007%
             Goldring, Stanley                                         0.0116%         10,833                $356,189       0.0078%

                                                                           ---------------------------------------------------------
                                                                           Series D-2      Value      Percentage    Series D-3
                                                                           Preferred         of           of        Preferred
                                                                             Units       Series D-2   Series D-2      Units
------------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry
             Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                    ------------------------------------------------
                                                                                       Value            Percentage      Series D-4
                                                                                        of                  of           Preferred
                                                                                     Series D-3         Series D-3         Units
------------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             HAgler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                    ------------------------------------------------
                                                                                       Value            Percentage      Series D-5
                                                                                        of                  of           Preferred
                                                                                     Series D-4         Series D-4         Units
------------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             HAgler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                    ------------------------------------------------
                                                                                       Value            Percentage      Series E-1
                                                                                        of                  of           Preferred
                                                                                     Series D-5         Series D-5         Units
------------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             HAgler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                                     -------------------------------
                                                                                                       Value            Percentage
                                                                                                        of                  of
                                                                                                     Series E-1         Series E-1
------------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             HAgler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                   -----------------------------------
                                                                                       Value            Percentage
                                                                                         of                 of
                                                                                     Series E-1         Series E-1
----------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice
             GOLDSCHMIDT, CHARLES
             Goldschmidt, Edward
             Goldschmidt, C. Trust U/A/D 7/11/90
             GOLDSCHMIDT, LAWRENCE
             Goldschmidt, Peter
             Goldschmidt, Richard
             Gordon, Melvin
             Gorfinkle, Alaine
             GORFINKLE, LAWRENCE
             Gould Investors, L.P.
             GREEN, BERNARD
             Green, Barbara
             GREENBAUM, DAVID R.
             Greif, Goldie
             Gutenberg, Bernice
             H L Silbert trustee U/W of H A Goldman
             Hagler, Philip
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98
             Harteveldt, Robert L.
             Hassler, Jane
             Hauser, Rita F.
             Hirsch, Phillip J.
             Hirsch, Judith
             Hrusha, Alan
             Hutner, Anne Trust F/B/O
             Hutner, Estate of Irwin
             INS Realty Associates
             Fierstein Co.
             Jaffe, Elizabeth
             Jones, Hazel
             Kaufman, Robert M.
             Klein, Robin
             KNATTEN INC.
             Knight, Laureine
             Komaroff, Stanley
             Kosloff, Andrea
              Kosloff, Andrea UGMA  for Adam Kosloff
              Kosloff, Andrea UGMA for Justin Kosloff
             Koven, Irving
             Koven, Corey
             Koven , Esther
             Kowal, Myron as Custodian  for Andrew Kowal
             Kramer, Irwin H & Terry Allen  JTWROS
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
             Kramer, Saul
             KUHN, JAMES D.
             Kuhn, Leo
             Kurshan, Herbert
             Langenmyer Co.
             Lauder, Leonard
             Lauder, Ronald
             Leff, Joseph
             Leff, Valerie
             Lefkowitz, Howard
             LeRoy Partners
             Liroff, Harriett
             Liroff, Richard
             Loewengart, Irene
             Lovitz, David
             M. WESTPORT ASSOCIATES
             M-L Three
             Maayan Partners
             Magid, Eleanore
             Mahoney, David J.
             Mank, Edward H.
             Marvin, Morton
             Marvin, Suzanne
             Maynard, Jean
             Mazer, David
             Mazer, Richard
             McKee, William S.
             Meister, Robert A.
             MENDIK, BERNARD
             Mendik, Susan
             Mendik, Susan Trust u/w/o Jean A. Batkin
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
             Mil Equities
             Myers Group III, Inc.
             Myers Group IV, Inc.
             Myers, Israel
             Nevas, Alan
             Nevas, Leo
             Nicardo Corporation
             Novick, Lawrence
             OESTREICH, DAVID A.
             OESTREICH, JOAN E.
             OESTREICH, SOPHY
             Oppenheimer, Martin J.
             Oppenheimer, Suzanne
             Oshatz, Michael P.
             Phillips, Family Trust UWO Edith
             Phillips, Jonathan
             Phillips, Lynn
             Phillips, Estate of John D.
             Plum Partners L.P.
             Prentice Revocable Trust, 12/12/75
             RCAY S.A.
             Reichler, Richard
             Reingold, Suzy
             Roberts, H. Richard

                                                                                    ------------------------------------------------
                                                                                                 Common Units
                                                                                    ------------------------------------------------

                                                                                       A                C          D             E
------------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice                                                                              22,045
             GOLDSCHMIDT, CHARLES                                                                       21      10,752
             Goldschmidt, Edward                                                                                12,842
             Goldschmidt, C. Trust U/A/D 7/11/90                                                                     0
             GOLDSCHMIDT, LAWRENCE                                                                      21      67,454
             Goldschmidt, Peter                                                                                  2,796
             Goldschmidt, Richard                                                                                2,796
             Gordon, Melvin                                                                440
             Gorfinkle, Alaine                                                                                     664
             GORFINKLE, LAWRENCE                                                                        21       3,830
             Gould Investors, L.P.                                                     458,964
             GREEN, BERNARD                                                                                      8,548
             Green, Barbara                                                                                      8,548
             GREENBAUM, DAVID R.                                                             0
             Greif, Goldie                                                                                       6,724
             Gutenberg, Bernice                                                                                    688
             H L Silbert trustee U/W of H A Goldman                                                             38,692
             Hagler, Philip                                                                                          0
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98                                        77      14,631
             Harteveldt, Robert L.                                                                               5,128
             Hassler, Jane                                                                                       2,797
             Hauser, Rita F.                                                             1,760
             Hirsch, Phillip J.                                                                                    338
             Hirsch, Judith                                                                                        338
             Hrusha, Alan                                                                                        1,844
             Hutner, Anne Trust F/B/O                                                                           15,944
             Hutner, Estate of Irwin                                                                                 0
             INS Realty Associates                                                                                   0
             Fierstein Co.                                                                                      28,415
             Jaffe, Elizabeth                                                                                       76
             Jones, Hazel                                                                                        2,496
             Kaufman, Robert M.                                                                                    338
             Klein, Robin                                                                                        3,364
             KNATTEN INC.                                                                                      248,682
             Knight, Laureine                                                                       10,242
             Komaroff, Stanley                                                                                     576
             Kosloff, Andrea                                                                                        78
              Kosloff, Andrea UGMA  for Adam Kosloff                                                             2,116
              Kosloff, Andrea UGMA for Justin Kosloff                                                            2,116
             Koven, Irving                                                                                           0
             Koven, Corey                                                                                        2,791
             Koven , Esther                                                                                     14,400
             Kowal, Myron as Custodian  for Andrew Kowal                                                             0
             Kramer, Irwin H & Terry Allen  JTWROS                                       1,760
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust          1,760
             Kramer, Saul                                                                                          652
             KUHN, JAMES D.                                                              2,054     151,217
             Kuhn, Leo                                                                                             902
             Kurshan, Herbert                                                                                    2,496
             Langenmyer Co.                                                                880
             Lauder, Leonard                                                                                     4,660
             Lauder, Ronald                                                                                      4,660
             Leff, Joseph                                                                                        3,364
             Leff, Valerie                                                                                       3,364
             Lefkowitz, Howard                                                                                     414
             LeRoy Partners                                                                                          0
             Liroff, Harriett                                                                                   12,166
             Liroff, Richard                                                                                     1,532
             Loewengart, Irene                                                                                   1,664
             Lovitz, David                                                                                       2,244
             M. WESTPORT ASSOCIATES                                                                  1,365
             M-L Three                                                                   1,760
             Maayan Partners                                                                                     9,616
             Magid, Eleanore                                                                                     2,326
             Mahoney, David J.                                                           1,760
             Mank, Edward H.                                                             1,760
             Marvin, Morton                                                                                        914
             Marvin, Suzanne                                                                                        76
             Maynard, Jean                                                                                       2,304
             Mazer, David                                                                                        6,724
             Mazer, Richard                                                                                      6,724
             McKee, William S.                                                             264
             Meister, Robert A.                                                            880
             MENDIK, BERNARD                                                                 0
             Mendik, Susan                                                                             976         930
             Mendik, Susan Trust u/w/o Jean A. Batkin                                       58                   4,474
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                                        10,256
             Mil Equities                                                                                        6,667
             Myers Group III, Inc.                                                      17,641
             Myers Group IV, Inc.                                                      126,979
             Myers, Israel                                                                 880
             Nevas, Alan                                                                             1,636
             Nevas, Leo                                                                              3,271
             Nicardo Corporation                                                                                                 0
             Novick, Lawrence                                                                                      154
             OESTREICH, DAVID A.                                                                        43      38,808
             OESTREICH, JOAN E.                                                                         43      38,802
             OESTREICH, SOPHY                                                                                        0
             Oppenheimer, Martin J.                                                                                338
             Oppenheimer, Suzanne                                                                                  338
             Oshatz, Michael P.                                                                                      0
             Phillips, Family Trust UWO Edith                                                                        0
             Phillips, Jonathan                                                                                  3,364
             Phillips, Lynn                                                                                      3,364
             Phillips, Estate of John D.                                                                             0
             Plum Partners L.P.                                                                                      0
             Prentice Revocable Trust, 12/12/75                                                                  2,601
             RCAY S.A.                                                                                                           0
             Reichler, Richard                                                                                   5,400
             Reingold, Suzy                                                                224                   4,888
             Roberts, H. Richard                                                                                39,426

                                                                                       -------------------------------------
                                                                                         Total          Value     Percentage
                                                                                         Common         Common      Common
                                                                                         Units          Units        Units
----------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice                                                       22,045        $724,840     0.0236%
             GOLDSCHMIDT, CHARLES                                                        10,773        $354,216     0.0115%
             Goldschmidt, Edward                                                         12,842        $422,245     0.0137%
             Goldschmidt, C. Trust U/A/D 7/11/90                                              0              $0     0.0000%
             GOLDSCHMIDT, LAWRENCE                                                       67,475      $2,218,578     0.0722%
             Goldschmidt, Peter                                                           2,796         $91,932     0.0030%
             Goldschmidt, Richard                                                         2,796         $91,932     0.0030%
             Gordon, Melvin                                                                 440         $14,467     0.0005%
             Gorfinkle, Alaine                                                              664         $21,832     0.0007%
             GORFINKLE, LAWRENCE                                                          3,851        $126,621     0.0041%
             Gould Investors, L.P.                                                      458,964     $15,090,736     0.4911%
             GREEN, BERNARD                                                               8,548        $281,058     0.0091%
             Green, Barbara                                                               8,546        $280,992     0.0091%
             GREENBAUM, DAVID R.                                                              0              $0     0.0000%
             Greif, Goldie                                                                6,724        $221,085     0.0072%
             Gutenberg, Bernice                                                             688         $22,621     0.0007%
             H L Silbert trustee U/W of H A Goldman                                      32,692      $1,272,193     0.0414%
             Hagler, Philip                                                                   0              $0     0.0000%
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98                         14,708        $483,599     0.0157%
             Harteveldt, Robert L.                                                        5,128        $168,609     0.0055%
             Hassler, Jane                                                                2,797         $91,965     0.0030%
             Hauser, Rita F.                                                              1,760         $57,869     0.0019%
             Hirsch, Phillip J.                                                             338         $11,113     0.0004%
             Hirsch, Judith                                                                 338         $11,113     0.0004%
             Hrusha, Alan                                                                 1,844         $60,631     0.0020%
             Hutner, Anne Trust F/B/O                                                    15,944        $524,239     0.0171%
             Hutner, Estate of Irwin                                                          0              $0     0.0000%
             INS Realty Associates                                                            0              $0     0.0000%
             Fierstein Co.                                                               28,415        $934,285     0.0304%
             Jaffe, Elizabeth                                                                76          $2,499     0.0001%
             Jones, Hazel                                                                 2,496         $82,068     0.0027%
             Kaufman, Robert M.                                                             338         $11,113     0.0004%
             Klein, Robin                                                                 3,364        $110,608     0.0036%
             KNATTEN INC.                                                               248,682      $8,176,664     0.2661%
             Knight, Laureine                                                            10,242        $336,757     0.0110%
             Komaroff, Stanley                                                              576         $18,939     0.0006%
             Kosloff, Andrea                                                                 78          $2,565     0.0001%
              Kosloff, Andrea UGMA  for Adam Kosloff                                      2,116         $69,574     0.0023%
              Kosloff, Andrea UGMA for Justin Kosloff                                     2,116         $69,574     0.0023%
             Koven, Irving                                                                    0              $0     0.0000%
             Koven, Corey                                                                 2,791         $91,768     0.0030%
             Koven , Esther                                                              14,400        $473,472     0.0154%
             Kowal, Myron as Custodian  for Andrew Kowal                                      0              $0     0.0000%
             Kramer, Irwin H & Terry Allen  JTWROS                                        1,760         $57,869     0.0019%
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust           1,760         $57,869     0.0019%
             Kramer, Saul                                                                   652         $21,438     0.0007%
             KUHN, JAMES D.                                                             153,271      $5,039,550     0.1640%
             Kuhn, Leo                                                                      902         $29,658     0.0010%
             Kurshan, Herbert                                                             2,496         $82,068     0.0027%
             Langenmyer Co.                                                                 880         $28,934     0.0009%
             Lauder, Leonard                                                              4,660        $153,221     0.0050%
             Lauder, Ronald                                                               4,660        $153,221     0.0050%
             Leff, Joseph                                                                 3,364        $110,608     0.0036%
             Leff, Valerie                                                                3,364        $110,608     0.0036%
             Lefkowitz, Howard                                                              414         $13,612     0.0004%
             LeRoy Partners                                                                   0              $0     0.0000%
             Liroff, Harriett                                                            12,166        $400,018     0.0130%
             Liroff, Richard                                                              1,532         $50,372     0.0016%
             Loewengart, Irene                                                            1,664         $54,712     0.0018%
             Lovitz, David                                                                2,244         $73,783     0.0024%
             M. WESTPORT ASSOCIATES                                                       1,365         $44,881     0.0015%
             M-L Three                                                                    1,760         $57,869     0.0019%
             Maayan Partners                                                              9,616        $316,174     0.0103%
             Magid, Eleanore                                                              2,326         $76,479     0.0025%
             Mahoney, David J.                                                            1,760         $57,869     0.0019%
             Mank, Edward H.                                                              1,760         $57,869     0.0019%
             Marvin, Morton                                                                 914         $30,052     0.0010%
             Marvin, Suzanne                                                                 76          $2,499     0.0001%
             Maynard, Jean                                                                2,304         $75,756     0.0025%
             Mazer, David                                                                 6,724        $221,085     0.0072%
             Mazer, Richard                                                               6,724        $221,085     0.0072%
             McKee, William S.                                                              264          $8,680     0.0003%
             Meister, Robert A.                                                             880         $28,934     0.0009%
             MENDIK, BERNARD                                                                  0              $0     0.0000%
             Mendik, Susan                                                                1,906         $62,669     0.0020%
             Mendik, Susan Trust u/w/o Jean A. Batkin                                     4,532        $149,012     0.0048%
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                 10,256        $337,217     0.0110%
             Mil Equities                                                                 6,667        $219,211     0.0071%
             Myers Group III, Inc.                                                       17,641        $580,036     0.0189%
             Myers Group IV, Inc.                                                       126,979      $4,175,070     0.1359%
             Myers, Israel                                                                  880         $28,934     0.0009%
             Nevas, Alan                                                                  1,836         $53,792     0.0018%
             Nevas, Leo                                                                   3,271        $107,550     0.0035%
             Nicardo Corporation                                                              0              $0     0.0000%
             Novick, Lawrence                                                               154          $5,064     0.0002%
             OESTREICH, DAVID A.                                                         38,851      $1,277,421     0.0416%
             OESTREICH, JOAN E.                                                          38,845      $1,277,224     0.0416%
             OESTREICH, SOPHY                                                                 0              $0     0.0000%
             Oppenheimer, Martin J.                                                         338         $11,113     0.0004%
             Oppenheimer, Suzanne                                                           338         $11,113     0.0004%
             Oshatz, Michael P.                                                               0              $0     0.0000%
             Phillips, Family Trust UWO Edith                                                 0              $0     0.0000%
             Phillips, Jonathan                                                           3,364        $110,608     0.0036%
             Phillips, Lynn                                                               3,364        $110,608     0.0036%
             Phillips, Estate of John D.                                                      0              $0     0.0000%
             Plum Partners L.P.                                                               0              $0     0.0000%
             Prentice Revocable Trust, 12/12/75                                           2,801         $85,521     0.0028%
             RCAY S.A.                                                                        0              $0     0.0000%
             Reichler, Richard                                                            5,400        $177,552     0.0058%
             Reingold, Suzy                                                               5,112        $168,083     0.0055%
             Roberts, H. Richard                                                         39,426      $1,296,327     0.0422%

                                                                                 ----------------------------------------------
                                                                                         Total             Total     Percentage
                                                                                         Units             Value     Interest
-------------------------------------------------------------------------------------------------------------------------------
             Goldschmidt, Beatrice                                                       22,045           $724,840     0.0159%
             GOLDSCHMIDT, CHARLES                                                        10,773           $354,216     0.0078%
             Goldschmidt, Edward                                                         12,842           $422,245     0.0093%
             Goldschmidt, C. Trust U/A/D 7/11/90                                              0                 $0     0.0000%
             GOLDSCHMIDT, LAWRENCE                                                       67,475         $2,218,578     0.0487%
             Goldschmidt, Peter                                                           2,796            $91,932     0.0020%
             Goldschmidt, Richard                                                         2,796            $91,932     0.0020%
             Gordon, Melvin                                                                 440            $14,467     0.0003%
             Gorfinkle, Alaine                                                              664            $21,832     0.0005%
             GORFINKLE, LAWRENCE                                                          3,851           $126,621     0.0028%
             Gould Investors, L.P.                                                      458,964        $15,090,736     0.3315%
             GREEN, BERNARD                                                               8,548           $281,058     0.0062%
             Green, Barbara                                                               8,546           $280,992     0.0062%
             GREENBAUM, DAVID R.                                                              0                 $0     0.0000%
             Greif, Goldie                                                                6,724           $221,085     0.0049%
             Gutenberg, Bernice                                                             688            $22,621     0.0005%
             H L Silbert trustee U/W of H A Goldman                                      38,692         $1,272,193     0.0279%
             Hagler, Philip                                                                   0                 $0     0.0000%
             Hagler, Philip Trustee Hagler Family Trust u/a 6/98                         14,708           $483,599     0.0106%
             Harteveldt, Robert L.                                                        5,128           $168,609     0.0037%
             Hassler, Jane                                                                2,797            $91,965     0.0020%
             Hauser, Rita F.                                                              1,760            $57,869     0.0013%
             Hirsch, Phillip J.                                                             338            $11,113     0.0002%
             Hirsch, Judith                                                                 338            $11,113     0.0002%
             Hrusha, Alan                                                                 1,844            $60,631     0.0013%
             Hutner, Anne Trust F/B/O                                                    15,944           $524,239     0.0115%
             Hutner, Estate of Irwin                                                          0                 $0     0.0000%
             INS Realty Associates                                                            0                 $0     0.0000%
             Fierstein Co.                                                               28,415           $934,285     0.0205%
             Jaffe, Elizabeth                                                                76             $2,499     0.0001%
             Jones, Hazel                                                                 2,496            $82,068     0.0018%
             Kaufman, Robert M.                                                             338            $11,113     0.0002%
             Klein, Robin                                                                 3,364           $110,608     0.0024%
             KNATTEN INC.                                                               248,682         $8,176,664     0.1796%
             Knight, Laureine                                                            10,242           $336,757     0.0074%
             Komaroff, Stanley                                                              576            $18,939     0.0004%
             Kosloff, Andrea                                                                 78             $2,565     0.0001%
              Kosloff, Andrea UGMA  for Adam Kosloff                                      2,116            $69,574     0.0015%
              Kosloff, Andrea UGMA for Justin Kosloff                                     2,116            $69,574     0.0015%
             Koven, Irving                                                                    0                 $0     0.0000%
             Koven, Corey                                                                 2,791            $91,768     0.0020%
             Koven , Esther                                                              14,400           $473,472     0.0104%
             Kowal, Myron as Custodian  for Andrew Kowal                                      0                 $0     0.0000%
             Kramer, Irwin H & Terry Allen  JTWROS                                        1,760            $57,869     0.0013%
             Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust           1,760            $57,869     0.0013%
             Kramer, Saul                                                                   652            $21,438     0.0005%
             KUHN, JAMES D.                                                             153,271         $5,039,550     0.1107%
             Kuhn, Leo                                                                      902            $29,658     0.0007%
             Kurshan, Herbert                                                             2,496            $82,068     0.0018%
             Langenmyer Co.                                                                 880            $28,934     0.0006%
             Lauder, Leonard                                                              4,660           $153,221     0.0034%
             Lauder, Ronald                                                               4,660           $153,221     0.0034%
             Leff, Joseph                                                                 3,364           $110,608     0.0024%
             Leff, Valerie                                                                3,364           $110,608     0.0024%
             Lefkowitz, Howard                                                              414            $13,612     0.0003%
             LeRoy Partners                                                                   0                 $0     0.0000%
             Liroff, Harriett                                                            12,166           $400,018     0.0088%
             Liroff, Richard                                                              1,532            $50,372     0.0011%
             Loewengart, Irene                                                            1,664            $54,712     0.0012%
             Lovitz, David                                                                2,244            $73,783     0.0016%
             M. WESTPORT ASSOCIATES                                                       1,365            $44,881     0.0010%
             M-L Three                                                                    1,760            $57,869     0.0013%
             Maayan Partners                                                              9,616           $316,174     0.0069%
             Magid, Eleanore                                                              2,326            $76,479     0.0017%
             Mahoney, David J.                                                            1,760            $57,869     0.0013%
             Mank, Edward H.                                                              1,760            $57,869     0.0013%
             Marvin, Morton                                                                 914            $30,052     0.0007%
             Marvin, Suzanne                                                                 76             $2,499     0.0001%
             Maynard, Jean                                                                2,304            $75,756     0.0017%
             Mazer, David                                                                 6,724           $221,085     0.0049%
             Mazer, Richard                                                               6,724           $221,085     0.0049%
             McKee, William S.                                                              264             $8,680     0.0002%
             Meister, Robert A.                                                             880            $28,934     0.0006%
             MENDIK, BERNARD                                                                  0                 $0     0.0000%
             Mendik, Susan                                                                1,906            $62,669     0.0014%
             Mendik, Susan Trust u/w/o Jean A. Batkin                                     4,532           $149,012     0.0033%
             L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                 10,256           $337,217     0.0074%
             Mil Equities                                                                 6,667           $219,211     0.0048%
             Myers Group III, Inc.                                                       17,641           $580,036     0.0127%
             Myers Group IV, Inc.                                                       126,979         $4,175,070     0.0917%
             Myers, Israel                                                                  880            $28,934     0.0006%
             Nevas, Alan                                                                  1,636            $53,792     0.0012%
             Nevas, Leo                                                                   3,271           $107,550     0.0024%
             Nicardo Corporation                                                              0                 $0     0.0000%
             Novick, Lawrence                                                               154             $5,064     0.0001%
             OESTREICH, DAVID A.                                                         38,851         $1,277,421     0.0281%
             OESTREICH, JOAN E.                                                          38,845         $1,277,224     0.0281%
             OESTREICH, SOPHY                                                                 0                 $0     0.0000%
             Oppenheimer, Martin J.                                                         338            $11,113     0.0002%
             Oppenheimer, Suzanne                                                           338            $11,113     0.0002%
             Oshatz, Michael P.                                                               0                 $0     0.0000%
             Phillips, Family Trust UWO Edith                                                 0                 $0     0.0000%
             Phillips, Jonathan                                                           3,364           $110,608     0.0024%
             Phillips, Lynn                                                               3,364           $110,608     0.0024%
             Phillips, Estate of John D.                                                      0                 $0     0.0000%
             Plum Partners L.P.                                                               0                 $0     0.0000%
             Prentice Revocable Trust, 12/12/75                                           2,601            $85,521     0.0019%
             RCAY S.A.                                                                        0                 $0     0.0000%
             Reichler, Richard                                                            5,400           $177,552     0.0039%
             Reingold, Suzy                                                               5,112           $168,083     0.0037%
             Roberts, H. Richard                                                         39,426         $1,296,327     0.0285%

                                                                              Series D-2           Value            Percentage
                                                                               Preferred             of                 of
                                                                                 Units           Series D-2         Series D-2
------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                           -----------------------------------------------
                                                                TOTAL         549,336              $27,466,800      100.00%
             -------------------------------------------------------------------------------------------------------------

                                                                        ------------------------------------------------
                                                                         Series D-3      Value            Percentage
                                                                          Preferred        of                 of
                                                                            Units      Series D-3         Series D-3
------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             WESTGOMA ASSOCIATES
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                       ---------------------------------------------------------
                                                       TOTAL             $8,000,000    200,000,000        100.00%
             ---------------------------------------------------------------------------------------------------

                                                                                  ----------------------------------------------
                                                                                       Series D-4       Value         Percentage
                                                                                        Preferred         of              of
                                                                                          Units        Series D-4     Series D-4
--------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             Westgoma Associates
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                             -----------------------------------------------

                                                                             TOTAL       5,000,000     $125,000,000   100.00%
             ---------------------------------------------------------------------------------------------------------------

                                                                                  ----------------------------------------------
                                                                                       Series D-5       Value         Percentage
                                                                                        Preferred         of              of
                                                                                          Units        Series D-5     Series D-5
--------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             Westgoma Associates
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                             -----------------------------------------------

                                                                             TOTAL       7,480,000     $187,000,000   100.00%
             ---------------------------------------------------------------------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                Series E-1            Value           Percentage
                                                                                Preferred               of                of
                                                                                  Units             Series E-1        Series E-1
------------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara
             Rolfe, Ronald
             Root, Leon
             Rosenberg, Ilse
             Rosenheim, Edna Revocable Living Trust
             Rosenzveig, Abraham
             Rubashkin, Martin
             Rubin, Murray M.
             Sahid, Joseph
             Saunders, Paul
             Saul, Andrew
             Schacht, Ronald
             Schwartz, Samuel Trust UWO Barbara Schwartz
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
             Shapiro, Howard
             Shapiro, Howard A.
             Shapiro, Robert I.
             Shasha, Alfred
             Shasha, Alfred A. & Hanina
             Shasha, Alfred & Hanina Trustees UTA 6/8/94
             Shasha, Robert Y.
             Shasha-Kupchick, Leslie
             Sheridan Family Partners, L.P.
             Shine, William
             Shuman, Stanley S.
             Silberstein, John J.
             Silbert, Harvey I.
             Simons, Robert
             Simons, Robert - Estate of
             Sims, David
             Skoker, Saul
             Slaner, Estate of Alfred P.
             Steiner, Phillip Harry
             Steiner, Richard Harris
             Strauss, Melville
             Sussman, Walter
             Tannenbaum, Bernard
             Tannenbaum, Bernice
             Tartikoff Living Trust
             Tessler, Allan R.
             Winik, Trust U/W/O Carolyn
             Watt, Emily
             Wang, Kevin
             Weissman, Sheila
             Westgoma Associates
             Wexler, Monte
             Wexner, Leslie H.
             Williams, John
             WSNH Partners
             Zecap Associates
                                                                 -----------------------------------------------------------
                                                                 TOTAL          4,998,000           249,900,000       100.00%
             ---------------------------------------------------------------------------------------------------------------

                                                                          ---------------------------------------------------------
                                                                                      Common Units
                                                                          ---------------------------------------------------------

                                                                           A                          C              D          E
-----------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara                                                                                            3,364
             Rolfe, Ronald                                                                                          1,844
             Root, Leon                                                             440
             Rosenberg, Ilse                                                                                          576
             Rosenheim, Edna Revocable Living Trust                                                                 1,124
             Rosenzveig, Abraham                                                                                    3,744
             Rubashkin, Martin                                                                                        460
             Rubin, Murray M.                                                                                       3,364
             Sahid, Joseph                                                                                          1,844
             Saunders, Paul                                                                                         1,844
             Saul, Andrew                                                                                          20,196
             Schacht, Ronald                                                                                          988
             Schwartz, Samuel Trust UWO Barbara Schwartz                                                            4,278
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                                          256
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                                                      4,278
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                                          256
             Shapiro, Howard                                                                                          932
             Shapiro, Howard A.                                                                                         0
             Shapiro, Robert I.                                                                                     3,364
             Shasha, Alfred                                                                                         5,770
             Shasha, Alfred A. & Hanina                                                                             7,484
             Shasha, Alfred & Hanina Trustees UTA 6/8/94                                                           13,676
             Shasha, Robert Y.                                                                                      1,710
             Shasha-Kupchick, Leslie                                                                                3,418
             Sheridan Family Partners, L.P.                                                                        15,944
             Shine, William                                                                                         2,766
             Shuman, Stanley S.                                                   1,760
             Silberstein, John J.                                                                  75,140
             Silbert, Harvey I.                                                                                    57,409
             Simons, Robert                                                                                             0
             Simons, Robert - Estate of                                                                             3,364
             Sims, David                                                                           52,938
             Skoker, Saul                                                           880
             Slaner, Estate of Alfred P.                                                                                0
             Steiner, Phillip Harry                                                                                 1,124
             Steiner, Richard Harris                                                                                1,124
             Strauss, Melville                                                      880
             Sussman, Walter                                                                                          930
             Tannenbaum, Bernard                                                                                      912
             Tannenbaum, Bernice                                                                                       76
             Tartikoff Living Trust                                                                                 3,364
             Tessler, Allan R.                                                      880
             Winik, Trust U/W/O Carolyn                                                                             3,364
             Watt, Emily                                                                                            1,332
             Wang, Kevin                                                                           72,458
             Weissman, Sheila                                                                                         664
             Westgoma Associates                                                                        0
             Wexler, Monte                                                          176
             Wexner, Leslie H.                                                   10,563
             Williams, John                                                                                         2,244
             WSNH Partners                                                        2,641
             Zecap Associates                                                                                     106,683
                                                                          ------------------------------------------------------

                                                                   TOTAL     88,694,509         3,533,696       1,236,442      0
             -------------------------------------------------------------------------------------------------------------------

                                                                                     --------------------------------------------
                                                                                      Total           Value            Percentage
                                                                                      Common         Common             Common
                                                                                       Units          Units              Units
--------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara                                                                3,364        $110,608          0.0036%
             Rolfe, Ronald                                                              1,844         $60,631          0.0020%
             Root, Leon                                                                   440         $14,467          0.0005%
             Rosenberg, Ilse                                                              576         $18,939          0.0006%
             Rosenheim, Edna Revocable Living Trust                                     1,124         $36,957          0.0012%
             Rosenzveig, Abraham                                                        3,744        $123,103          0.0040%
             Rubashkin, Martin                                                            460         $15,125          0.0005%
             Rubin, Murray M.                                                           3,364        $110,608          0.0036%
             Sahid, Joseph                                                              1,844         $60,631          0.0020%
             Saunders, Paul                                                             1,844         $60,631          0.0020%
             Saul, Andrew                                                              20,196        $664,044          0.0216%
             Schacht, Ronald                                                              988         $32,485          0.0011%
             Schwartz, Samuel Trust UWO Barbara Schwartz                                4,278        $140,661          0.0046%
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz                              256          $8,417          0.0003%
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                          4,278        $140,661          0.0046%
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                              256          $8,417          0.0003%
             Shapiro, Howard                                                              932         $30,644          0.0010%
             Shapiro, Howard A.                                                             0              $0          0.0000%
             Shapiro, Robert I.                                                         3,364        $110,608          0.0036%
             Shasha, Alfred                                                             5,770        $189,718          0.0062%
             Shasha, Alfred A. & Hanina                                                 7,484        $246,074          0.0080%
             Shasha, Alfred & Hanina Trustees UTA 6/8/94                               13,676        $449,667          0.0146%
             Shasha, Robert Y.                                                          1,710         $56,225          0.0018%
             Shasha-Kupchick, Leslie                                                    3,418        $112,384          0.0037%
             Sheridan Family Partners, L.P.                                            15,944        $524,239          0.0171%
             Shine, William                                                             2,766         $90,946          0.0030%
             Shuman, Stanley S.                                                         1,760         $57,869          0.0019%
             Silberstein, John J.                                                      75,140      $2,470,603          0.0804%
             Silbert, Harvey I.                                                        57,409      $1,887,608          0.0614%
             Simons, Robert                                                                 0              $0          0.0000%
             Simons, Robert - Estate of                                                 3,364        $110,608          0.0036%
             Sims, David                                                               52,938      $1,740,601          0.0566%
             Skoker, Saul                                                                 880         $28,934          0.0009%
             Slaner, Estate of Alfred P.                                                    0              $0          0.0000%
             Steiner, Phillip Harry                                                     1,124         $36,957          0.0012%
             Steiner, Richard Harris                                                    1,124         $36,957          0.0012%
             Strauss, Melville                                                            880         $28,934          0.0009%
             Sussman, Walter                                                              930         $30,578          0.0010%
             Tannenbaum, Bernard                                                          912         $29,987          0.0010%
             Tannenbaum, Bernice                                                           76          $2,499          0.0001%
             Tartikoff Living Trust                                                     3,364        $110,608          0.0036%
             Tessler, Allan R.                                                            880         $28,934          0.0009%
             Winik, Trust U/W/O Carolyn                                                 3,364        $110,608          0.0036%
             Watt, Emily                                                                1,332         $43,796          0.0014%
             Wang, Kevin                                                               72,458      $2,382,419          0.0775%
             Weissman, Sheila                                                             664         $21,832          0.0007%
             Westgoma Associates                                                            0              $0          0.0000%
             Wexler, Monte                                                                176          $5,787          0.0002%
             Wexner, Leslie H.                                                         10,563        $347,311          0.0113%
             Williams, John                                                             2,244         $73,783          0.0024%
             WSNH Partners                                                              2,641         $86,836          0.0028%
             Zecap Associates                                                         106,683      $3,507,737          0.1141%
                                                                           --------------------------------------------------
                                                                            TOTAL  93,460,113   3,072,925,443        100.0000%
             ----------------------------------------------------------------------------------------------------------------

                                                                      ----------------------------------------------------------
                                                                         Total                       Total            Percentage
                                                                         Units                       Value             Interest
-------------------------------------------------------------------------------------------------------------------------------
             Roche, Sara                                                 3,364                      $110,608            0.0024%
             Rolfe, Ronald                                               1,844                       $60,631            0.0013%
             Root, Leon                                                    440                       $14,467            0.0003%
             Rosenberg, Ilse                                               576                       $18,939            0.0004%
             Rosenheim, Edna Revocable Living Trust                      1,124                       $36,957            0.0008%
             Rosenzveig, Abraham                                         3,744                      $123,103            0.0027%
             Rubashkin, Martin                                             460                       $15,125            0.0003%
             Rubin, Murray M.                                            3,364                      $110,608            0.0024%
             Sahid, Joseph                                               1,844                       $60,631            0.0013%
             Saunders, Paul                                              1,844                       $60,631            0.0013%
             Saul, Andrew                                               20,196                      $664,044            0.0146%
             Schacht, Ronald                                               988                       $32,485            0.0007%
             Schwartz, Samuel Trust UWO Barbara Schwartz                 4,278                      $140,661            0.0031%
               Schwartz, Samuel Trust FBO UWO Ellis Schwartz               256                        $8,417            0.0002%
             Schwartz, Carolynn Trust FBO UWO Barbara Schwartz           4,278                      $140,661            0.0031%
             Schwartz, Carolynn Trust FBO UWO Ellis Schwartz               256                        $8,417            0.0002%
             Shapiro, Howard                                               932                       $30,644            0.0007%
             Shapiro, Howard A.                                              0                            $0            0.0000%
             Shapiro, Robert I.                                          3,364                      $110,608            0.0024%
             Shasha, Alfred                                              5,770                      $189,718            0.0042%
             Shasha, Alfred A. & Hanina                                  7,484                      $246,074            0.0054%
             Shasha, Alfred & Hanina Trustees UTA 6/8/94                13,676                      $449,667            0.0099%
             Shasha, Robert Y.                                           1,710                       $56,225            0.0012%
             Shasha-Kupchick, Leslie                                     3,418                      $112,384            0.0025%
             Sheridan Family Partners, L.P.                             15,944                      $524,239            0.0115%
             Shine, William                                              2,766                       $90,946            0.0020%
             Shuman, Stanley S.                                          1,760                       $57,869            0.0013%
             Silberstein, John J.                                       75,140                    $2,470,603            0.0543%
             Silbert, Harvey I.                                         57,409                    $1,887,608            0.0415%
             Simons, Robert                                                  0                            $0            0.0000%
             Simons, Robert - Estate of                                  3,364                      $110,608            0.0024%
             Sims, David                                                52,938                    $1,740,601            0.0382%
             Skoker, Saul                                                  880                       $28,934            0.0006%
             Slaner, Estate of Alfred P.                                     0                            $0            0.0000%
             Steiner, Phillip Harry                                      1,124                       $36,957            0.0008%
             Steiner, Richard Harris                                     1,124                       $36,957            0.0008%
             Strauss, Melville                                             880                       $28,934            0.0006%
             Sussman, Walter                                               930                       $30,578            0.0007%
             Tannenbaum, Bernard                                           912                       $29,987            0.0007%
             Tannenbaum, Bernice                                            76                        $2,499            0.0001%
             Tartikoff Living Trust                                      3,364                      $110,608            0.0024%
             Tessler, Allan R.                                             880                       $28,934            0.0006%
             Winik, Trust U/W/O Carolyn                                  3,364                      $110,608            0.0024%
             Watt, Emily                                                 1,332                       $43,796            0.0010%
             Wang, Kevin                                                72,458                    $2,382,419            0.0523%
             Weissman, Sheila                                              664                       $21,832            0.0005%
             Westgoma Associates                                             0                            $0            0.0000%
             Wexler, Monte                                                 176                        $5,787            0.0001%
             Wexner, Leslie H.                                          10,563                      $347,311            0.0078%
             Williams, John                                              2,244                       $73,783            0.0016%
             WSNH Partners                                               2,641                       $86,836            0.0019%
             Zecap Associates                                          106,683                    $3,507,737            0.0771%

                                                    TOTAL          138,873,949                $4,552,164,286          100.0000%
             -----------------------------------------------------------------------------------------------------------------

(1) Directly and through the following subsidiaries: Vornado Finance Corp., Vornado Investments Corporation, 40 East 14 Realty Associates General Partnership, 825 Seventh Avenue Holding Corporation, Menands Holding Corporation, and Two Guys From Harrison, N.Y., Inc.

(2)      Pledged. (See Section 11.3 F of the Operating Partnership Agreement.)


Common Units
Vornado                                      85,980,376
Original Mendik Partners                      4,799,039
Newkirk Partners                              1,432,452
Kennedy Partners                                419,915
Freezer Services Partners                       144,620
Westport Partners                                 6,272
770 Broadway Partner                            458,964
20 Broad Partners                                16,064
High Point Partners                             202,411
                                  ---------------------
                                             93,460,113
                                  =====================

     VORNADO REALTY L.P.
     ADDENDUM TO EXHIBIT A
     NEWKIRK PARTNERS

11/1/99 %
                                                   Feb 1st       May 7th     August 21st           Transfers and/or
Investor                                          Offering       Offering     Offering            Redemptions 9/1/99
--------                                          --------       --------     --------            ------------------
9th Floor Associates                                  736
Aaron, Albert A                                     4,413
ABC Carpet                                          5,442           2,154
Adam, Mahmoud                                       1,324
Adams, Boyce                                          736
Adams, Denton L.                                    1,066
AGR Trust
Aikens, Robert B.                                                   1,077
Alexander, Clifford                                 3,503           1,077
Allen Revocable Trust                                                                                               1,104
Allen, Charlotte Trust                              8,826
Allen, Michael                                      2,648
Allen, Richard & Shirley                            1,104                                                          (1,104)
Allen, William A.                                   1,104
Allison, John W.                                    1,066
Allison, Enide                                      2,207
Allsion, Donald                                     1,104
Amaradio, Anthony J.                                 8,826
Amato, Alfonso                                        990
Anastasio, Martin                                   1,181
Andersen, Ronald D.                                 1,066
Anderson, C.                                           736
Anderson, Jack                                      1,752
Anderson, Kent                                      2,942
Anderson, Ronald R.                                 2,132
Anderson-Dazey A Partnership                        2,795
Angiuli, Michael                                    2,942
Anixter, Edward F. Revocable Trust                                  1,077
Ard, Marsha                                           442
Argyle Ltd.                                         4,413
Armbruster, Raymond                                 2,437
Arnold, John R.                                     4,413
Asher, George                                       8,492
Ashford, Will                                       2,361
Auray, Delbert L.                                   2,437
Austin, Michael                                     1,104
Bailey, Carl                                          736
Bain, Robert                                        2,132
Balda, John                                           736
Balda, John P. & Lenora Balda JTWROS
Ballard, Thurman                                    2,132
Bardaglio, George W.                                  686
Barker, James & Lana E.                                               270
Barksdale, Larry                                    1,181
Barlett, Danny A.                                     572
Barnard, Bob                                        2,942
Barnard, J. Bernard                                                 1,077
Barnes Family Trust                                                                                                 1,104
Barnes, Dianne H.                                   2,207                                                          (2,207)
Barnes, Mark & Bonnie Rev Trust                                                                                     2,207
Barnes, Roy                                         1,104                                                          (1,104)
Barnett, Kimbrew                                      662
Barnett, William                                      662
Barrett, Robert                                     1,729



                                       Transfers and or              Transfers and or            Total Shares            Total
Investor                             Redemptions 10/1/99            Redemptions 11/1/99             Owned                Value
--------                             -------------------            -------------------             -----                -----
9th Floor Associates                                                                                     736          24,199.68
Aaron Albert A                                                                                         4,413         145,099.44
ABC Carpet                                                                                             7,596         249,756.48
Adam, Mahmoud                                                                                          1,324          43,533.12
Adams, Boyce                                                                                             736          24,199.68
Adams, Denton L.                                                                                       1,066          35,050.08
AGR Trust                                           1,030                                              1,030          33,866.40
Aikens, Robert B.                                                                                      1,077          35,411.76
Alexander, Clifford                                                                                    4,580         150,590.40
Allen Revocable Trust                                                                                  1,104          36,299.52
Allen, Charlotte Trust                                                                                 8,826         290,198.88
Allen, Michael                                                                                         2,648          87,066.24
Allen, Richard & Shirley                                                                                   0               0.00
Allen, William A                                                                                       1,104          36,299.52
Allison, John W.                                                                                       1,066          35,050.08
Allison. Enide                                                                                         2,207          72,566.16
Allsion, Donald                                                                                        1,104          36,299.52
Amaradio Anthony J.                                                                                    8,826         290,198.88
Amato, Alfonso                                                                                           990          32,551.20
Anastasio, Martin                                                                                      1,181          38,831.28
Andersen, Ronald D.                                                                                    1,066          35,050.08
Anderson, C                                                                                              736          24,199.68
Anderson, Jack                                                                                         1,752          57,605.76
Anderson, Kent                                                                                         2,942          96,732.96
Anderson, Ronald R                                                                                     2,132          70,100.16
Anderson-Dazey A Partnership                                                                           2,795          91,899.60
Angiuli, Michael                                                                                       2,942          96,732.96
Anixter, Edward F. Revocable Trust                                                                     1,077          35,411.76
Ard, Marsha                                                                                              442          14,532.96
Argyle Ltd.                                                                                            4,413         145,099.44
Armbruster, Raytmond                                                                                   2,437          80,128.56
Arnold, John R.                                                                                        4,413         145,099.44
Asher, George                                                                                          8,492         279,216.96
Ashford, Will                                                                                          2,361          77,629.68
Auray, Delbert L                                                                                       2,437          80,128.56
Austin, Michael                                                                                        1,104          36,299.52
Bailey, Carl                                                                                             736          24,199.68
Bain, Robert                                                                                           2,132          70,100.16
Balda, John                                                                        (736)                   0               0.00
Balda, John P. & Lenora Balda JTWROS                                                736                  736
Ballard, Thurman                                                                                       2,132          70,100.16
Bardaglio, George W.                                                                                     686          22,555.68
Barker, James & Lana E.                                                                                  270           8,877.60
Barksdale, Larry                                                                                       1,181          38,831.28
Barlett, Danny A                                                                                         572          18,807.36
Barnard, Bob                                                                                           2,942          96,732.96
Barnard, J. Bernard                                                                                    1,077          35,411.76
Barnes Family Trust                                                                                    1,104          36,299.52
Barnes, Dianne H.                                                                                          0               0.00
Barnes, Mark & Bonnie Rev Trust                                                                        2,207          72,566.16
Barnes, Roy                                                                                                0               0.00
Barnett, Kimbrew                                                                                         662          21,766.56
Barnett, William                                                                                         662          21,766.56
Barrett, Robert                                                                                        1,729          56,849.52


                                                32.88         1.5328%        1.0790%

                                               Common                          %
Investor                                        Units                       Interest
--------                                        -----                       --------
9th Floor Associates                          0.0514%        0.0008%        0.0006%
Aaron Albert A                                0.3081%        0.0047%        0.0033%
ABC Carpet                                    0.5303%        0.0081%        0.0057%
Adam, Mahmoud                                 0.0924%        0.0014%        0.0010%
Adams, Boyce                                  0.0514%        0.0008%        0.0006%
Adams, Denton L.                              0.0744%        0.0011%        0.0008%
AGR Trust                                     0.0719%        0.0011%        0.0008%
Aikens, Robert B.                             0.0752%        0.0012%        0.0008%
Alexander, Clifford                           0.3197%        0.0049%        0.0035%
Allen Revocable Trust                         0.0771%        0.0012%        0.0008%
Allen, Charlotte Trust                        0.6161%        0.0094%        0.0066%
Allen, Michael                                0.1849%        0.0028%        0.0020%
Allen, Richard & Shirley                      0.0000%        0.0000%        0.0000%
Allen, William A                              0.0771%        0.0012%        0.0008%
Allison, John W.                              0.0744%        0.0011%        0.0008%
Allison. Enide                                0.1541%        0.0024%        0.0017%
Allsion, Donald                               0.0771%        0.0012%        0.0008%
Amaradio Anthony J.                           0.6161%        0.0094%        0.0066%
Amato, Alfonso                                0.0691%        0.0011%        0.0007%
Anastasio, Martin                             0.0824%        0.0013%        0.0009%
Andersen, Ronald D.                           0.0744%        0.0011%        0.0008%
Anderson, C                                   0.0514%        0.0008%        0.0006%
Anderson, Jack                                0.1223%        0.0019%        0.0013%
Anderson, Kent                                0.2054%        0.0031%        0.0022%
Anderson, Ronald R                            0.1488%        0.0023%        0.0016%
Anderson-Dazey A Partnership                  0.1951%        0.0030%        0.0021%
Angiuli, Michael                              0.2054%        0.0031%        0.0022%
Anixter, Edward F. Revocable Trust            0.0752%        0.0012%        0.0008%
Ard, Marsha                                   0.0309%        0.0005%        0.0003%
Argyle Ltd.                                   0.3081%        0.0047%        0.0033%
Armbruster, Raytmond                          0.1701%        0.0026%        0.0018%
Arnold, John R.                               0.3081%        0.0047%        0.0033%
Asher, George                                 0.5928%        0.0091%        0.0064%
Ashford, Will                                 0.1648%        0.0025%        0.0018%
Auray, Delbert L                              0.1701%        0.0026%        0.0018%
Austin, Michael                               0.0771%        0.0012%        0.0008%
Bailey, Carl                                  0.0514%        0.0008%        0.0006%
Bain, Robert                                  0.1488%        0.0023%        0.0016%
Balda, John                                   0.0000%        0.0000%        0.0000%
Balda, John P. & Lenora Balda JTWROS
Ballard, Thurman                              0.1488%        0.0023%        0.0016%
Bardaglio, George W.                          0.0479%        0.0007%        0.0005%
Barker, James & Lana E.                       0.0188%        0.0003%        0.0002%
Barksdale, Larry                              0.0824%        0.0013%        0.0009%
Barlett, Danny A                              0.0399%        0.0006%        0.0004%
Barnard, Bob                                  0.2054%        0.0031%        0.0022%
Barnard, J. Bernard                           0.0752%        0.0012%        0.0008%
Barnes Family Trust                           0.0771%        0.0012%        0.0008%
Barnes, Dianne H.                             0.0000%        0.0000%        0.0000%
Barnes, Mark & Bonnie Rev Trust               0.1541%        0.0024%        0.0017%
Barnes, Roy                                   0.0000%        0.0000%        0.0000%
Barnett, Kimbrew                              0.0462%        0.0007%        0.0005%
Barnett, William                              0.0462%        0.0007%        0.0005%
Barrett, Robert                               0.1207%        0.0019%        0.0013%

                                                           Feb 1st       May 7th          August 21st           Transfers and/or
Investor                                                  Offering       Offering           Offering           Redemptions 9/1/99
--------                                                  --------       --------           --------           ------------------
Barrett, Suzanne L.                                                             1,077
Barwick, Edward                                                   990
Beall, M. Scott                                                 1,447
Bear Lake Partners                                              4,413
Bear, Jack I.                                                     610                                            (610)
Bear, Jack I. Trust                                                                                               610
Beckett, Carolyn                                               13,238
Bedotto, Carmine                                                                  539
Belk, Dewitte                                                   2,437
Bell, Robert L.                                                  2,207
Belli, Elmer                                                    3,808
Bellini, Carl                                                   2,285
Belzer, Irvin S.                                                   552
Benkwith, Sanders                                                 990
Bennett, Thomas                                                 1,177
Benson, James                                                   1,104
Berenson, Richard                                               4,569
Berkman, Andrew S.                                                                539
Berman, Stanley                                                 3,678
Bernatchez, Ernest
Bernatchez, Ernest                                                662
Berolzheimer, Philip                                            1,030
Berry, Rex                                                        610
Bharathi, Aiyanadar                                               762
Bhatia, Neera                                                   2,132
Bice, Jr, Robert                                                 1,219
Bice, Robert                                                    1,143
Bistline, F.                                                       552
Bjorkman, Lars                                                  1,104
Black, Michael                                                  2,970
Black, Roy G.                                                   1,839
Blanke, Richard                                                 1,066
Blass, Bill                                                     1,545
Blessing, Norbert                                               3,427
Blincow, Donald                                                 1,066
Block, Harlan & Sandra                                            589
Bloomberg, John I.                                                                539
Bloomfield, Donald P.                                             368
Blose, R. Dennis                                                2,437
Boas, Donald                                                    2,207
Bolger, Margaret                                                1,219
Bonaventure, Robert                                               305
Bonsanti, Robert L.                                               572
Boorstein, William                                                724
Bourque, J.                                                     1,498
Bower, Thomas                                                   1,177
Bowman, Donald                                                  1,104
Bradley, Arthur                                                   589
Brady, Alfred B.                                                  762
Brady, Timothy                                                    368
Brand, Michael                                                  4,413
Bransford, Helen                                                1,219
Bransford, JMD                                                  1,219
Bransford, John                                                 1,219
Bressler, R.M.                                                    736
Briant, Andy                                                    1,066
Bridges, David M.                                                                 539
Broidy Revocable Trust                                                                                          2,207
Broidy, Steven D.                                               2,207                                          (2,207)


                                      Transfers and or               Transfers and or            Total Shares           Total
Investor                             Redemptions 10/1/99            Redemptions 11/1/99             Owned               Value
--------                             -------------------            -------------------             -----               -----
Barrett, Suzanne L.                                                                                        1,077          35,411.76
Barwick, Edward                                                                                              990          32,551.20
Beall, M. Scott                                                                                            1,447          47,577.36
Bear Lake Partners                                                                                         4,413         145,099.44
Bear, Jack I.                                                                                                  0               0.00
Bear, Jack I. Trust                                                                                          610          20,056.80
Beckett, Carolyn                                                                                          13,238         435,265.44
Bedotto, Carmine                                                                                             539          17,722.32
Belk, Dewitte                                                                                              2,437          80,128.56
Bell, Robert L                                                                                             2,207          72,566.16
Belli, Elmer                                                                                               3,808         125,207.04
Bellini, Carl                                                                                              2,285          75,130.80
Belzer, Irvin S                                                                                              552          18,149.76
Benkwith, Sanders                                                                                            990          32,551.20
Bennett, Thomas                                                                                            1,177          38,699.76
Benson, James                                                                                              1,104          36,299.52
Berenson, Richard                                                                                          4,569         150,228.72
Berkman, Andrew S.                                                                                           539          17,722.32
Berman, Stanley                                                                                            3,678         120,932.64
Bernatchez, Ernest                                                                                             0               0.00
Bernatchez, Ernest                                                                                           662          21,766.56
Berolzheimer, Philip                                                                                       1,030          33,866.40
Berry, Rex                                                                                                   610          20,056.80
Bharathi, Aiyanadar                                                                                          762          25,054.56
Bhatia, Neera                                                                                              2,132          70,100.16
Bice Jr, Robert                                                                                            1,219          40,080.72
Bice, Robert                                                                                               1,143          37,581.84
Bistline, F                                                                                                  552          18,149.76
Bjorkman, Lars                                                                                             1,104          36,299.52
Black, Michael                                                                                             2,970          97,653.60
Black, Roy G.                                                                                              1,839          60,466.32
Blanke, Richard                                                                                            1,066          35,050.08
Blass, Bill                                                                                                1,545          50,799.60
Blessing, Norbert                                                                                          3,427         112,679.76
Blincow, Donald                                                                                            1,066          35,050.08
Block, Harlan & Sandra                                                                                       589          19,366.32
Bloomberg, John I.                                                                                           539          17,722.32
Bloomfield, Donald P.                                                                                        368          12,099.84
Blose, R. Dennis                                                                                           2,437          80,128.56
Boas, Donald                                                                                               2,207          72,566.16
Bolger, Margaret                                                                                           1,219          40,080.72
Bonaventure, Robert                                                                                          305          10,028.40
Bonsanti, Robert L.                                                                                          572          18,807.36
Boorstein, William                                                                                           724          23,805.12
Bourque, J                                                                                                 1,498          49,254.24
Bower, Thomas                                                                                              1,177          38,699.76
Bowman, Donald                                                                                             1,104          36,299.52
Bradley, Arthur                                                                                              589          19,366.32
Brady, Alfred B                                                                                              762          25,054.56
Brady, Timothy                                                                                               368          12,099.84
Brand, Michael                                                                                             4,413         145,099.44
Bransford, Helen                                                                                           1,219          40,080.72
Bransford, JMD                                                                                             1,219          40,080.72
Bransford, John                                                                                            1,219          40,080.72
Bressler, R.M.                                                                                               736          24,199.68
Briant, Andy                                                                                               1,066          35,050.08
Bridges, David M.                                                                                            539          17,722.32
Broidy Revocable Trust                                                                                     2,207          72,566.16
Broidy, Steven D                                                                                               0               0.00


                                                              Common                           %
Investor                                                       Units                        Interest
--------                                                       -----                        --------
Barrett, Suzanne L.                                           0.0752%        0.0012%        0.0008%
Barwick, Edward                                               0.0691%        0.0011%        0.0007%
Beall, M. Scott                                               0.1010%        0.0015%        0.0011%
Bear Lake Partners                                            0.3081%        0.0047%        0.0033%
Bear, Jack I.                                                 0.0000%        0.0000%        0.0000%
Bear, Jack I. Trust                                           0.0426%        0.0007%        0.0005%
Beckett, Carolyn                                              0.9241%        0.0142%        0.0100%
Bedotto, Carmine                                              0.0376%        0.0006%        0.0004%
Belk, Dewitte                                                 0.1701%        0.0026%        0.0018%
Bell, Robert L                                                0.1541%        0.0024%        0.0017%
Belli, Elmer                                                  0.2658%        0.0041%        0.0029%
Bellini, Carl                                                 0.1595%        0.0024%        0.0017%
Belzer, Irvin S                                               0.0385%        0.0006%        0.0004%
Benkwith, Sanders                                             0.0691%        0.0011%        0.0007%
Bennett, Thomas                                               0.0822%        0.0013%        0.0009%
Benson, James                                                 0.0771%        0.0012%        0.0008%
Berenson, Richard                                             0.3190%        0.0049%        0.0034%
Berkman, Andrew S.                                            0.0376%        0.0006%        0.0004%
Berman, Stanley                                               0.2568%        0.0039%        0.0028%
Bernatchez, Ernest                                            0.0000%        0.0000%        0.0000%
Bernatchez, Ernest                                            0.0462%        0.0007%        0.0005%
Berolzheimer, Philip                                          0.0719%        0.0011%        0.0008%
Berry, Rex                                                    0.0426%        0.0007%        0.0005%
Bharathi, Aiyanadar                                           0.0532%        0.0008%        0.0006%
Bhatia, Neera                                                 0.1488%        0.0023%        0.0016%
Bice Jr, Robert                                               0.0851%        0.0013%        0.0009%
Bice, Robert                                                  0.0798%        0.0012%        0.0009%
Bistline, F                                                   0.0385%        0.0006%        0.0004%
Bjorkman, Lars                                                0.0771%        0.0012%        0.0008%
Black, Michael                                                0.2073%        0.0032%        0.0022%
Black, Roy G.                                                 0.1284%        0.0020%        0.0014%
Blanke, Richard                                               0.0744%        0.0011%        0.0008%
Blass, Bill                                                   0.1079%        0.0017%        0.0012%
Blessing, Norbert                                             0.2392%        0.0037%        0.0026%
Blincow, Donald                                               0.0744%        0.0011%        0.0008%
Block, Harlan & Sandra                                        0.0411%        0.0006%        0.0004%
Bloomberg, John I.                                            0.0376%        0.0006%        0.0004%
Bloomfield, Donald P.                                         0.0257%        0.0004%        0.0003%
Blose, R. Dennis                                              0.1701%        0.0026%        0.0018%
Boas, Donald                                                  0.1541%        0.0024%        0.0017%
Bolger, Margaret                                              0.0851%        0.0013%        0.0009%
Bonaventure, Robert                                           0.0213%        0.0003%        0.0002%
Bonsanti, Robert L.                                           0.0399%        0.0006%        0.0004%
Boorstein, William                                            0.0505%        0.0008%        0.0005%
Bourque, J                                                    0.1046%        0.0016%        0.0011%
Bower, Thomas                                                 0.0822%        0.0013%        0.0009%
Bowman, Donald                                                0.0771%        0.0012%        0.0008%
Bradley, Arthur                                               0.0411%        0.0006%        0.0004%
Brady, Alfred B                                               0.0532%        0.0008%        0.0006%
Brady, Timothy                                                0.0257%        0.0004%        0.0003%
Brand, Michael                                                0.3081%        0.0047%        0.0033%
Bransford, Helen                                              0.0851%        0.0013%        0.0009%
Bransford, JMD                                                0.0851%        0.0013%        0.0009%
Bransford, John                                               0.0851%        0.0013%        0.0009%
Bressler, R.M.                                                0.0514%        0.0008%        0.0006%
Briant, Andy                                                  0.0744%        0.0011%        0.0008%
Bridges, David M.                                             0.0376%        0.0006%        0.0004%
Broidy Revocable Trust                                        0.1541%        0.0024%        0.0017%
Broidy, Steven D                                              0.0000%        0.0000%        0.0000%

                                                           Feb 1st       May 7th          August 21st           Transfers and/or
Investor                                                  Offering       Offering           Offering           Redemptions 9/1/99
--------                                                  --------       --------           --------           ------------------
Brown, Gordon R.                                                2,285
Bruch, Thomas                                                   1,104
Brunson, Kenneth                                                1,143
Brylawski, E. Fulton                                            7,615
Buch, Wally S.                                                  1,599
Buchanan, Keith                                                   572
Buck Trust                                                      1,030
Buncher, James E.                                                 914
Burke, Joseph T.                                                1,104
Bussing, Constance                                              1,752
Bustrum, Glenn                                                    305
Busuttil, Ronald                                                2,207
Butterworth, Jr., Thomas                                        1,324
Byers, J.S.                                                     4,413
Byrnes, Don                                                       610
Byron, Mark & Barb                                              1,143
Cameron, Harold B.                                                762
Cameros, George D. Jr.                                                     539
Campanelli, Nicholas                                            2,285
Canipe, Tommie L.
Cannon, Charles                                                 4,569
Carlson, Charles A Jr. Trust                                               539
Carpi, Leonard                                                  1,066
Carroll, Druscilla                                                295
Carson, James                                                     368
Cefalo, Robert                                                    952
Cenci, Robert                                                     295
Chaine, Gerald H.                                               3,960
Chayet, Harvey                                                           1,077
Chestnut, William J.                                            1,839
Choate, Guy                                                       552
Choice Investment                                               3,457                                            (3,457)
Chupp, Verlin R.                                                1,324
Chynoweth, Alan G.                                              2,132
Cimino, Gerald D.                                                        3,231
Clardy, Bertha                                                  2,207
Clarkson, James                                                 1,030
Cline, David                                                                              627
Clove, Leonard                                                  1,066
Cluff, Fred W.                                                           1,077
Cogan, James                                                      762
Cohen, Albert H.                                                3,678
Cohen, Jerry                                                      610
Colaco, Mary                                                    2,132
Cole, Gordon                                                      305
Cole, E. Herschel                                               1,177
Coleman, John                                                     552
Collins Oldsmobile                                              1,030
Collins, David L.                                               2,132
Collins, Fred                                                   1,066
Conrad, Allan                                                   2,574
Conway, Sheridan P.                                                        539
Coulson, Jr., Frank                                               552
Cowan, Gary                                                       368
Cozine, William                                                 1,676
Craig, William                                                    515
Crosby, Robert                                                  1,523
Crossland, Robert                                                 533
Crout, J. Richard                                               1,143

                                                               Transfers and or               Transfers and or         Total Shares
Investor                                                      Redemptions 10/1/99            Redemptions 11/1/99          Owned
--------------------------------------------------------  ----------------------------   ----------------------------  ------------
Brown, Gordon R.                                                                                                           2,285
Bruch, Thomas                                                                                                              1,104
Brunson, Kenneth                                                                                                           1,143
Brylawski, E. Fulton                                                                                                       7,615
Buch, Wally S.                                                                                                             1,599
Buchanan, Keith                                                                                                              572
Buck Trust                                                                                                                 1,030
Buncher, James E                                                                                                             914
Burke, Joseph T.                                                                                                           1,104
Bussing, Constance                                                                                                         1,752
Bustrum, Glenn                                                                                                               305
Busuttil, Ronald                                                                                                           2,207
Butterworth, Jr., Thomas                                                                                                   1,324
Byers, J.S.                                                                                                                4,413
Byrnes, Don                                                                                                                  610
Byron, Mark & Barb                                                                                                         1,143
Cameron, Harold B                                                                                                            762
Cameros, George D. Jr.                                                                                                       539
Campanelli, Nicholas                                                                                                       2,285
Canipe, Tommie L.                                                                                     1,143                1,143
Cannon, Charles                                                                                                            4,569
Carlson, Charles A Jr. Trust                                                                                                 539
Carpi, Leonard                                                                                                             1,066
Carroll, Druscilla                                                                                                           295
Carson, James                                                                                                                368
Cefalo, Robert                                                                                                               952
Cenci, Robert                                                                                                                295
Chaine Gerald H                                                                                                            3,960
Chayet, Harvey                                                                                                             1,077
Chestnut, William J.                                                                                                       1,839
Choate, Guy                                                                                                                  552
Choice Investment                                                                                                              0
Chupp, Verlin R.                                                                                                           1,324
Chynoweth, Alan G.                                                                                                         2,132
Cimino, Gerald D.                                                                                                          3,231
Clardy, Bertha                                                                                                             2,207
Clarkson, James                                                                                                            1,030
Cline, David                                                                                                                 627
Clove, Leonard                                                                                                             1,066
Cluff, Fred W.                                                                                                             1,077
Cogan, James                                                                                                                 762
Cohen, Albert H                                                                                                            3,678
Cohen, Jerry                                                                                                                 610
Colaco, Mary                                                                                                               2,132
Cole, Gordon                                                                                                                 305
Cole,E Herschel                                                                                                            1,177
Coleman, John                                                                                                                552
Collins Oldsmobile                                                                                                         1,030
Collins, David L                                                                                                           2,132
Collins, Fred                                                                                                              1,066
Conrad, Allan                                                                                                              2,574
Conway, Sheridan P.                                                                                                          539
Coulson, Jr., Frank                                                                                                          552
Cowan, Gary                                                                                                                  368
Cozine, William                                                                                                            1,676
Craig, William                                                                                                               515
Crosby, Robert                                                                                                             1,523
Crossland, Robert                                                                                                            533
Crout, J. Richard                                                                                                          1,143


                                                                   Total           Common                          %
                                                                   Value           Units                       Interest
Investor                                                           -----           -----                       --------
Brown, Gordon R.                                                 75,130.80        0.1595%       0.0024%        0.0017%
Bruch, Thomas                                                    36,299.52        0.0771%       0.0012%        0.0008%
Brunson, Kenneth                                                 37,581.84        0.0798%       0.0012%        0.0009%
Brylawski, E. Fulton                                            250,381.20        0.5316%       0.0081%        0.0057%
Buch, Wally S.                                                   52,575.12        0.1116%       0.0017%        0.0012%
Buchanan, Keith                                                  18,807.36        0.0399%       0.0006%        0.0004%
Buck Trust                                                       33,866.40        0.0719%       0.0011%        0.0008%
Buncher, James E                                                 30,052.32        0.0638%       0.0010%        0.0007%
Burke, Joseph T.                                                 36,299.52        0.0771%       0.0012%        0.0008%
Bussing, Constance                                               57,605.76        0.1223%       0.0019%        0.0013%
Bustrum, Glenn                                                   10,028.40        0.0213%       0.0003%        0.0002%
Busuttil, Ronald                                                 72,566.16        0.1541%       0.0024%        0.0017%
Butterworth, Jr., Thomas                                         43,533.12        0.0924%       0.0014%        0.0010%
Byers, J.S.                                                     145,099.44        0.3081%       0.0047%        0.0033%
Byrnes, Don                                                      20,056.80        0.0426%       0.0007%        0.0005%
Byron, Mark & Barb                                               37,581.84        0.0798%       0.0012%        0.0009%
Cameron, Harold B                                                25,054.56        0.0532%       0.0008%        0.0006%
Cameros, George D. Jr.                                           17,722.32        0.0376%       0.0006%        0.0004%
Campanelli, Nicholas                                             75,130.80        0.1595%       0.0024%        0.0017%
Canipe, Tommie L.
Cannon, Charles                                                 150,228.72        0.3190%       0.0049%        0.0034%
Carlson, Charles A Jr. Trust                                     17,722.32        0.0376%       0.0006%        0.0004%
Carpi, Leonard                                                   35,050.08        0.0744%       0.0011%        0.0008%
Carroll, Druscilla                                                9,699.60        0.0206%       0.0003%        0.0002%
Carson, James                                                    12,099.84        0.0257%       0.0004%        0.0003%
Cefalo, Robert                                                   31,301.76        0.0665%       0.0010%        0.0007%
Cenci, Robert                                                     9,699.60        0.0206%       0.0003%        0.0002%
Chaine Gerald H                                                 130,204.80        0.2764%       0.0042%        0.0030%
Chayet, Harvey                                                   35,411.76        0.0752%       0.0012%        0.0008%
Chestnut, William J.                                             60,466.32        0.1284%       0.0020%        0.0014%
Choate, Guy                                                      18,149.76        0.0385%       0.0006%        0.0004%
Choice Investment                                                     0.00        0.0000%       0.0000%        0.0000%
Chupp, Verlin R.                                                 43,533.12        0.0924%       0.0014%        0.0010%
Chynoweth, Alan G.                                               70,100.16        0.1488%       0.0023%        0.0016%
Cimino, Gerald D.                                               106,235.28        0.2256%       0.0035%        0.0024%
Clardy, Bertha                                                   72,566.16        0.1541%       0.0024%        0.0017%
Clarkson, James                                                  33,866.40        0.0719%       0.0011%        0.0008%
Cline, David                                                     20,615.76        0.0438%       0.0007%        0.0005%
Clove, Leonard                                                   35,050.08        0.0744%       0.0011%        0.0008%
Cluff, Fred W.                                                   35,411.76        0.0752%       0.0012%        0.0008%
Cogan, James                                                     25,054.56        0.0532%       0.0008%        0.0006%
Cohen, Albert H                                                 120,932.64        0.2568%       0.0039%        0.0028%
Cohen, Jerry                                                     20,056.80        0.0426%       0.0007%        0.0005%
Colaco, Mary                                                     70,100.16        0.1488%       0.0023%        0.0016%
Cole, Gordon                                                     10,028.40        0.0213%       0.0003%        0.0002%
Cole,E Herschel                                                  38,699.76        0.0822%       0.0013%        0.0009%
Coleman, John                                                    18,149.76        0.0385%       0.0006%        0.0004%
Collins Oldsmobile                                               33,866.40        0.0719%       0.0011%        0.0008%
Collins, David L                                                 70,100.16        0.1488%       0.0023%        0.0016%
Collins, Fred                                                    35,050.08        0.0744%       0.0011%        0.0008%
Conrad, Allan                                                    84,633.12        0.1797%       0.0028%        0.0019%
Conway, Sheridan P.                                              17,722.32        0.0376%       0.0006%        0.0004%
Coulson, Jr., Frank                                              18,149.76        0.0385%       0.0006%        0.0004%
Cowan, Gary                                                      12,099.84        0.0257%       0.0004%        0.0003%
Cozine, William                                                  55,106.88        0.1170%       0.0018%        0.0013%
Craig, William                                                   16,933.20        0.0360%       0.0006%        0.0004%
Crosby, Robert                                                   50,076.24        0.1063%       0.0016%        0.0011%
Crossland, Robert                                                17,525.04        0.0372%       0.0006%        0.0004%
Crout, J. Richard                                                37,581.84        0.0798%       0.0012%        0.0009%

                                                           Feb 1st       May 7th          August 21st           Transfers and/or
Investor                                                  Offering       Offering           Offering           Redemptions 9/1/99
--------                                                  --------       --------           --------           ------------------
Crowe, Arthur                                                589
Cruz, Peter                                                1,324
Cummings, Paul                                             1,030
Cunnington, Thomas                                         1,030
Cutler, Verne                                                952
D & T Real Estate                                          2,132
Dalgleish, J. Martin                                       1,904
Dalton, John                                                 762
Dalton, Wallace                                            2,207
Dalton, Wallace                                            1,471
D'Amato, Michael                                                            270
D'Angelo, George J.                                        2,942
Daniel, Barry                                                368
Davidson, Eugene                                           2,285
Davini, Dave                                               1,295
Dawson, Virgil E.                                                           270
Dayton, Earl                                                                                   627
Decker, Gary                                                 572
Deeney, Terrence                                             883
Deichen, Howard W.                                                          539
Deleeuw, James A.                                                           539
Denton, Donald                                                              539
Derck, Anthony D.                                          3,046
Derkson, DJ                                                3,457
Dever, Michael                                             1,030
Dhailiwal, Avtar                                           2,437
Dickerman, Sidney                                            610
Dixon, Richard Jobie                                       1,714
Dofour, John                                                 495
Dolgin, Lyla                                               1,030
Dominey, Sam                                               8,528
Donnelly, Vincent T.                                       1,104
Donnelson, Ken                                             2,207
Doores, James                                                                                                         1,728
Dosch, Darwin B.                                           1,104
Doss, David                                                  762
Douglas & Canipe Ass.                                      2,285
Douglas, Donald P.
Draper, Jean L.                                              914
Drayer, Jan I.M.                                             305
Drewery, Ruth                                              2,742
Drotleff, James R.                                         1,030
Drucker, Richard                                           1,104
Druker, Esmond                                               572
Dudzik, Thaddeus                                           1,676
Dugger, Ronald F.                                            305
DuPont, Frank                                              2,132
Durrance, Fred Y.                                                           539
Earle, Harry                                                 572
Eazell, Dale                                                 295
Eddy, Donald L.                                              305
Eisenberg, Ivan                                            2,574
Eisenberg, Ivan & Bernice Trust                            2,132
Ellis, Rodgers                                             2,285
Ellis, Vernon                                                762
Elo, Denis                                                   305
Elowitt, Steven                                            2,207
Elsen, Paul                                                  736
Elson, William O.                                            952


                                                               Transfers and or               Transfers and or         Total Shares
Investor                                                      Redemptions 10/1/99            Redemptions 11/1/99          Owned
-----------------------------------------------------------------------------------------------------------------------------------

Crowe, Arthur                                                                                                                  589
Cruz, Peter                                                                                                                  1,324
Cummings, Paul                                                                                                               1,030
Cunnington, Thomas                                                                                                           1,030
Cutler, Verne                                                                                                                  952
D & T Real Estate                                                                                                            2,132
Dalgleish, J. Martin                                                                                                         1,904
Dalton, John                                                                                                                   762
Dalton, Wallace                                                                                                              2,207
Dalton, Wallace                                                                                                              1,471
D'Amato, Michael                                                                                                               270
D'Angelo, George J.                                                                                                          2,942
Daniel, Barry                                                                                                                  368
Davidson, Eugene                                                                                                             2,285
Davini, Dave                                                                                                                 1,295
Dawson, Virgil E.                                                                                                              270
Dayton, Earl                                                                                                                   627
Decker, Gary                                                                                                                   572
Deeney, Terrence                                                                                                               883
Deichen, Howard W.                                                                                                             539
Deleeuw, James A.                                                                                                              539
Denton, Donald                                                                                                                 539
Derck, Anthony D.                                                                                                            3,046
Derkson, DJ                                                                                                                  3,457
Dever, Michael                                                                                                               1,030
Dhailiwal, Avtar                                                                                                             2,437
Dickerman, Sidney                                                                                                              610
Dixon, Richard Jobie                                                                                                         1,714
Dofour, John                                                                                                                   495
Dolgin, Lyla                                                                                                                 1,030
Dominey, Sam                                                                                                                 8,528
Donnelly, Vincent T                                                                                                          1,104
Donnelson, Ken                                                                                                               2,207
Doores, James                                                                                                                1,728
Dosch, Darwin B.                                                                                                             1,104
Doss, David                                                                                                                    762
Douglas & Canipe Ass.                                                                                  (2,285)                   0
Douglas, Donald P.                                                                                      1,142                1,142
Draper, Jean L.                                                                                                                914
Drayer, Jan I.M.                                                                                                               305
Drewery, Ruth                                                                                                                2,742
Drotleff, James R.                                                                                                           1,030
Drucker, Richard                                                                                                             1,104
Druker, Esmond                                                                                                                 572
Dudzik, Thaddeus                                                                                                             1,676
Dugger, Ronald F.                                                                                                              305
DuPont, Frank                                                                                                                2,132
Durrance, Fred Y.                                                                                                              539
Earle, Harry                                                                                                                   572
Eazell, Dale                                                                                                                   295
Eddy, Donald L                                                                                                                 305
Eisenberg, Ivan                                                                                                              2,574
Eisenberg, Ivan & Bernice Trust                                                                                              2,132
Ellis, Rodgers                                                                                                               2,285
Ellis, Vernon                                                                                                                  762
Elo, Denis                                                                                                                     305
Elowitt, Steven                                                                                                              2,207
Elsen, Paul                                                                                                                    736
Elson, William O                                                                                                               952

                                                                     Total           Common                          %
Investor                                                             Value           Units                       Interest
--------                                                             -----           -----                       --------
Crowe, Arthur                                                      19,366.32        0.0411%        0.0006%        0.0004%
Cruz, Peter                                                        43,533.12        0.0924%        0.0014%        0.0010%
Cummings, Paul                                                     33,866.40        0.0719%        0.0011%        0.0008%
Cunnington, Thomas                                                 33,866.40        0.0719%        0.0011%        0.0008%
Cutler, Verne                                                      31,301.76        0.0665%        0.0010%        0.0007%
D & T Real Estate                                                  70,100.16        0.1488%        0.0023%        0.0016%
Dalgleish, J. Martin                                               62,603.52        0.1329%        0.0020%        0.0014%
Dalton, John                                                       25,054.56        0.0532%        0.0008%        0.0006%
Dalton, Wallace                                                    72,566.16        0.1541%        0.0024%        0.0017%
Dalton, Wallace                                                    48,366.48        0.1027%        0.0016%        0.0011%
D'Amato, Michael                                                    8,877.60        0.0188%        0.0003%        0.0002%
D'Angelo, George J.                                                96,732.96        0.2054%        0.0031%        0.0022%
Daniel, Barry                                                      12,099.84        0.0257%        0.0004%        0.0003%
Davidson, Eugene                                                   75,130.80        0.1595%        0.0024%        0.0017%
Davini, Dave                                                       42,579.60        0.0904%        0.0014%        0.0010%
Dawson, Virgil E.                                                   8,877.60        0.0188%        0.0003%        0.0002%
Dayton, Earl                                                       20,615.76        0.0438%        0.0007%        0.0005%
Decker, Gary                                                       18,807.36        0.0399%        0.0006%        0.0004%
Deeney, Terrence                                                   29,033.04        0.0616%        0.0009%        0.0007%
Deichen, Howard W.                                                 17,722.32        0.0376%        0.0006%        0.0004%
Deleeuw, James A.                                                  17,722.32        0.0376%        0.0006%        0.0004%
Denton, Donald                                                     17,722.32        0.0376%        0.0006%        0.0004%
Derck, Anthony D.                                                 100,152.48        0.2126%        0.0033%        0.0023%
Derkson, DJ                                                       113,666.16        0.2413%        0.0037%        0.0026%
Dever, Michael                                                     33,866.40        0.0719%        0.0011%        0.0008%
Dhailiwal, Avtar                                                   80,128.56        0.1701%        0.0026%        0.0018%
Dickerman, Sidney                                                  20,056.80        0.0426%        0.0007%        0.0005%
Dixon, Richard Jobie                                               56,356.32        0.1197%        0.0018%        0.0013%
Dofour, John                                                       16,275.60        0.0346%        0.0005%        0.0004%
Dolgin, Lyla                                                       33,866.40        0.0719%        0.0011%        0.0008%
Dominey, Sam                                                      280,400.64        0.5953%        0.0091%        0.0064%
Donnelly, Vincent T                                                36,299.52        0.0771%        0.0012%        0.0008%
Donnelson, Ken                                                     72,566.16        0.1541%        0.0024%        0.0017%
Doores, James                                                      56,816.64        0.1206%        0.0018%        0.0013%
Dosch, Darwin B.                                                   36,299.52        0.0771%        0.0012%        0.0008%
Doss, David                                                        25,054.56        0.0532%        0.0008%        0.0006%
Douglas & Canipe Ass.                                                   0.00        0.0000%        0.0000%        0.0000%
Douglas, Donald P.
Draper, Jean L.                                                    30,052.32        0.0638%        0.0010%        0.0007%
Drayer, Jan I.M.                                                   10,028.40        0.0213%        0.0003%        0.0002%
Drewery, Ruth                                                      90,156.96        0.1914%        0.0029%        0.0021%
Drotleff, James R.                                                 33,866.40        0.0719%        0.0011%        0.0008%
Drucker, Richard                                                   36,299.52        0.0771%        0.0012%        0.0008%
Druker, Esmond                                                     18,807.36        0.0399%        0.0006%        0.0004%
Dudzik, Thaddeus                                                   55,106.88        0.1170%        0.0018%        0.0013%
Dugger, Ronald F.                                                  10,028.40        0.0213%        0.0003%        0.0002%
DuPont, Frank                                                      70,100.16        0.1488%        0.0023%        0.0016%
Durrance, Fred Y.                                                  17,722.32        0.0376%        0.0006%        0.0004%
Earle, Harry                                                       18,807.36        0.0399%        0.0006%        0.0004%
Eazell, Dale                                                        9,699.60        0.0206%        0.0003%        0.0002%
Eddy, Donald L                                                     10,028.40        0.0213%        0.0003%        0.0002%
Eisenberg, Ivan                                                    84,633.12        0.1797%        0.0028%        0.0019%
Eisenberg, Ivan & Bernice Trust                                    70,100.16        0.1488%        0.0023%        0.0016%
Ellis, Rodgers                                                     75,130.80        0.1595%        0.0024%        0.0017%
Ellis, Vernon                                                      25,054.56        0.0532%        0.0008%        0.0006%
Elo, Denis                                                         10,028.40        0.0213%        0.0003%        0.0002%
Elowitt, Steven                                                    72,566.16        0.1541%        0.0024%        0.0017%
Elsen, Paul                                                        24,199.68        0.0514%        0.0008%        0.0006%
Elson, William O                                                   31,301.76        0.0665%        0.0010%        0.0007%

                                                           FEB 1ST       MAY 7TH          AUGUST 21ST           TRANSFERS AND/OR
INVESTOR                                                  OFFERING       OFFERING           OFFERING           REDEMPTIONS 9/1/99
--------                                                  --------       --------           --------           ------------------
Engdahl, Gordon                                                   736
Engel, Lee                                                      2,285
Engelstein, Charles                                             1,219
Englehorn, T.D.                                                 1,980
Epprecht, Walter                                                  736
Epprecht, Walter                                                4,264
Epstein, Harold                                                   883
Epstein, Raymond                                                4,413
Epstein, Ted                                                    1,030
Erdle, Jack                                                     1,030
Erlicht, Lewis                                                  1,066
Ettari, Frank                                                   1,030
Eurdolian, John                                                 2,285
Ewing, John                                                     1,143
Fadal, Richard G.                                                 762
Fairchild, Paul W.                                              2,285
Farkas, Benjamin & Ellen                                        2,207
Feinberg, Donald & Marilyn                                      1,980
Feinberg, William                                                 368
Feldman Trust                                                   2,648
Feldman, Bernard L. Revocable Living Trust                                      1,077
Fields, Nellie                                                  3,046
Fierle, Robert                                                  1,030
Fike, Lester L                                                 10,159
Fike, Lester L., Trust 2/3/93
Fillhardt, Charles                                              1,104
Fink, Donald                                                    1,104
Finkel, Gary                                                    2,285
Fishman, Yoram                                                    552
Flandry, Robert E., Sr.                                         2,795
Fleischman, Charles                                             1,030
Flekman, Manny                                                  1,143
Fleming, Richard                                                  773
Flood, James C.                                                 4,569
Florian, U.                                                       736
Flynn, James                                                      368
Fox, Steven Kirk                                                3,198
Frankel, Edward                                                   736
Frankel, Nancy                                                    952
Frawley, David A.                                               1,030
Freilich, Michael                                                               1,077
Friedlaender Trust                                              1,104
Friou, Roger                                                    1,104
Funderburk, Larry                                                 762
GA & Orachien Partnership                                       4,569
Galbraith, Robert                                               1,030
Galler, Andrew                                                  1,143
Gants, Robert                                                     610
Gardner, John                                                     572
Gardner, Ronald                                                 1,324
Gatlin, Larry W.                                                2,132
Gavranovic, William J.                                          1,471
Gay, J. Thomas                                                                    539
Gay, Robert                                                     1,104
Geesaman, Richard                                                 305
Geller, Monroe                                                                                     1,253
George E. Esham, MD                                             1,523
Gerstel, Bryan R.                                               1,177
Gibbons, Gerald                                                   610

                                                               TRANSFERS AND OR               TRANSFERS AND OR         TOTAL SHARES
INVESTOR                                                      REDEMPTIONS 10/1/99            REDEMPTIONS 11/1/99          OWNED
--------                                                      -------------------            -------------------          -----
Engdahl, Gordon                                                                                                                736
Engel, Lee                                                                                                                   2,285
Engelstein, Charles                                                                                                          1,219
Englehorn, T.D.                                                                                                              1,980
Epprecht, Walter                                                                                                               736
Epprecht, Walter                                                                                                             4,264
Epstein, Harold                                                                                                                883
Epstein, Raymond                                                                                                             4,413
Epstein, Ted                                                                                                                 1,030
Erdle, Jack                                                                                                                  1,030
Erlicht, Lewis                                                                                                               1,066
Ettari, Frank                                                                                                                1,030
Eurdolian, John                                                                                                              2,285
Ewing, John                                                                                                                  1,143
Fadal, Richard G.                                                                                                              762
Fairchild, Paul W.                                                                                                           2,285
Farkas, Benjamin & Ellen                                                                                                     2,207
Feinberg, Donald & Marilyn                                                                                                   1,980
Feinberg, William                                                                                                              368
Feldman Trust                                                                                                                2,648
Feldman, Bernard L. Revocable Living Trust                                                                                   1,077
Fields, Nellie                                                                                                               3,046
Fierle, Robert                                                                                                               1,030
Fike, Lester L                                                                                        (10,159)                   0
Fike, Lester L., Trust 2/3/93                                                                          10,159               10,159
Fillhardt, Charles                                                                                                           1,104
Fink, Donald                                                                                                                 1,104
Finkel, Gary                                                                                                                 2,285
Fishman, Yoram                                                                                                                 552
Flandry, Robert E., Sr.                                                                                                      2,795
Fleischman, Charles                                                                                                          1,030
Flekman, Manny                                                                                                               1,143
Fleming, Richard                                                                                                               773
Flood, James C.                                                                                                              4,569
Florian, U                                                                                                                     736
Flynn, James                                                                                                                   368
Fox, Steven Kirk                                                                                                             3,198
Frankel, Edward                                                                                                                736
Frankel, Nancy                                                                                                                 952
Frawley, David A.                                                                                                            1,030
Freilich, Michael                                                                                                            1,077
Friedlaender, Trust                                                                                                          1,104
Friou, Roger                                                                                                                 1,104
Funderburk, Larry                                                                                                              762
GA & Orachien Partnership                                                                                                    4,569
Galbraith, Robert                                                                                                            1,030
Galler, Andrew                                                                                                               1,143
Gants, Robert                                                                                                                  610
Gardner, John                                                                                                                  572
Gardner, Ronald                                                                                                              1,324
Gatlin, Larry W                                                                                                              2,132
Gavranovic, William J                                                                                                        1,471
Gay, J. Thomas                                                                                                                 539
Gay, Robert                                                                                                                  1,104
Geesaman, Richard                                                                                                              305
Geller, Monroe                                                                                                               1,253
George E. Esham,MD                                                                                                           1,523
Gerstel, Bryan R                                                                                                             1,177
Gibbons, Gerald                                                                                                                610

                                                                   TOTAL            COMMON                          %
INVESTOR                                                           VALUE             UNITS                       INTEREST
--------                                                           -----             -----         -------       --------
Engdahl, Gordon                                                    24,199.68        0.0514%        0.0008%        0.0006%
Engel, Lee                                                         75,130.80        0.1595%        0.0024%        0.0017%
Engelstein, Charles                                                40,080.72        0.0851%        0.0013%        0.0009%
Englehorn, T.D.                                                    65,102.40        0.1382%        0.0021%        0.0015%
Epprecht, Walter                                                   24,199.68        0.0514%        0.0008%        0.0006%
Epprecht, Walter                                                  140,200.32        0.2977%        0.0046%        0.0032%
Epstein, Harold                                                    29,033.04        0.0616%        0.0009%        0.0007%
Epstein, Raymond                                                  145,099.44        0.3081%        0.0047%        0.0033%
Epstein, Ted                                                       33,866.40        0.0719%        0.0011%        0.0008%
Erdle, Jack                                                        33,866.40        0.0719%        0.0011%        0.0008%
Erlicht, Lewis                                                     35,050.08        0.0744%        0.0011%        0.0008%
Ettari, Frank                                                      33,866.40        0.0719%        0.0011%        0.0008%
Eurdolian, John                                                    75,130.80        0.1595%        0.0024%        0.0017%
Ewing, John                                                        37,581.84        0.0798%        0.0012%        0.0009%
Fadal, Richard G.                                                  25,054.56        0.0532%        0.0008%        0.0006%
Fairchild, Paul W.                                                 75,130.80        0.1595%        0.0024%        0.0017%
Farkas, Benjamin & Ellen                                           72,566.16        0.1541%        0.0024%        0.0017%
Feinberg, Donald & Marilyn                                         65,102.40        0.1382%        0.0021%        0.0015%
Feinberg, William                                                  12,099.84        0.0257%        0.0004%        0.0003%
Feldman Trust                                                      87,066.24        0.1849%        0.0028%        0.0020%
Feldman, Bernard L. Revocable Living Trust                         35,411.76        0.0752%        0.0012%        0.0008%
Fields, Nellie                                                    100,152.48        0.2126%        0.0033%        0.0023%
Fierle, Robert                                                     33,866.40        0.0719%        0.0011%        0.0008%
Fike, Lester L                                                          0.00        0.0000%        0.0000%        0.0000%
Fike, Lester L., Trust 2/3/93                                     334,027.92        0.7092%        0.0109%        0.0077%
Fillhardt, Charles                                                 36,299.52        0.0771%        0.0012%        0.0008%
Fink, Donald                                                       36,299.52        0.0771%        0.0012%        0.0008%
Finkel, Gary                                                       75,130.80        0.1595%        0.0024%        0.0017%
Fishman, Yoram                                                     18,149.76        0.0385%        0.0006%        0.0004%
Flandry, Robert E., Sr.                                            91,899.60        0.1951%        0.0030%        0.0021%
Fleischman, Charles                                                33,866.40        0.0719%        0.0011%        0.0008%
Flekman, Manny                                                     37,581.84        0.0798%        0.0012%        0.0009%
Fleming, Richard                                                   25,416.24        0.0540%        0.0008%        0.0006%
Flood, James C.                                                   150,228.72        0.3190%        0.0049%        0.0034%
Florian, U                                                         24,199.68        0.0514%        0.0008%        0.0006%
Flynn, James                                                       12,099.84        0.0257%        0.0004%        0.0003%
Fox, Steven Kirk                                                  105,150.24        0.2233%        0.0034%        0.0024%
Frankel, Edward                                                    24,199.68        0.0514%        0.0008%        0.0006%
Frankel, Nancy                                                     31,301.76        0.0665%        0.0010%        0.0007%
Frawley, David A.                                                  33,866.40        0.0719%        0.0011%        0.0008%
Freilich, Michael                                                  35,411.76        0.0752%        0.0012%        0.0008%
Friedlaender, Trust                                                36,299.52        0.0771%        0.0012%        0.0008%
Friou, Roger                                                       36,299.52        0.0771%        0.0012%        0.0008%
Funderburk, Larry                                                  25,054.56        0.0532%        0.0008%        0.0006%
GA & Orachien Partnership                                         150,228.72        0.3190%        0.0049%        0.0034%
Galbraith, Robert                                                  33,866.40        0.0719%        0.0011%        0.0008%
Galler, Andrew                                                     37,581.84        0.0798%        0.0012%        0.0009%
Gants, Robert                                                      20,056.80        0.0426%        0.0007%        0.0005%
Gardner, John                                                      18,807.36        0.0399%        0.0006%        0.0004%
Gardner, Ronald                                                    43,533.12        0.0924%        0.0014%        0.0010%
Gatlin, Larry W                                                    70,100.16        0.1488%        0.0023%        0.0016%
Gavranovic, William J                                              48,366.48        0.1027%        0.0016%        0.0011%
Gay, J. Thomas                                                     17,722.32        0.0376%        0.0006%        0.0004%
Gay, Robert                                                        36,299.52        0.0771%        0.0012%        0.0008%
Geesaman, Richard                                                  10,028.40        0.0213%        0.0003%        0.0002%
Geller, Monroe                                                     41,198.64        0.0875%        0.0013%        0.0009%
George E. Esham,MD                                                 50,076.24        0.1063%        0.0016%        0.0011%
Gerstel, Bryan R                                                   38,699.76        0.0822%        0.0013%        0.0009%
Gibbons, Gerald                                                    20,056.80        0.0426%        0.0007%        0.0005%

                                           FEB 1ST   MAY 7TH   AUGUST 21ST  TRANSFERS AND/OR     TRANSFERS AND OR
Investor                                  OFFERING   OFFERING    OFFERING  REDEMPTIONS 9/1/99  REDEMPTIONS 10/1/99
-------------------------------------   ----------   --------  ----------- ------------------  -------------------
Gibson, John                                2,437
Gibson, William                               762
Gish, James                                 1,523
Glass, Cecil                                1,066
Glass, Jr. John                             2,648
Glazer, Dennis                              1,839
Godchaux Bros.                              2,132
Goddard, John                               1,143
Godwin, James                                 533                                      (266)
Godwin, Sara C.                                                                         266
Goldman, James                              1,143
Golick Living Trust                         4,413
Goodman, Daniel E.                          1,904
Gorenstein, Aryeh                             589
Gowing, Al                                            1,077
Gradisar, Ivan A.                           1,143
Grant, Paul                                 1,828
Green, Edward H.                              610
Greenberg, Arnold                           1,324
Greene, Andrew                                572
Gregorich, Norbert J.                       3,808
Gridley, Bruce                                          539
Grodsky, Michael                            1,904
Grodsky, Ronald                             1,904
Grossman, Thomas G.                           762
Gugenheim, Alan                                         270
Guthrie, Frank                                572
Haas, Fox                                     990
Haas, John                                  8,826
Haas, John & Chara                          9,138
Hackett, Robert D                             686
Haddad, William G.                                    1,077
Hagan, John                                   762
Hales, Donald                               1,030
Hall, Diane Holmes                          2,285
Hall, Lyle                                  1,030
Halpern, Andrew                               762
Hames, Barbara R.                           4,874
Hamill, Joseph                              2,207
Hamilton, Robert                            1,398
Hamlin, Charles                             1,030
Hampf, Frederick                            1,471
Hancock, Rodney                             1,143
Hanna Family Tr.                             736
Hanna Trust                                 1,398
Hannah, Ray                                 1,986
Hargis, Donald                              1,143
Harisis, T.G.                               4,413
Harmon & Associates                        35,301
Harris, Arthur                              1,219
Harris, Donald                              2,132
Harris, Edward & Mary Trust 1/27/81                   1,077
Harris, Rosalyn                             2,132
Hartley, Edith S.                           2,437
Harwood, James                              1,324
Hassan, Charles R.                                    1,077
Hawkins, Thad                               4,569
Hedgecock, Jasper                             762
Hendee, Roy                                 1,447


                                         TOTAL SHARES        TOTAL           COMMON                          %
Investor                                    OWNED            VALUE            UNITS                       INTEREST
-------------------------------------    ------------      ----------        -------       -------        --------
Gibson, John                                 2,437          80,128.56        0.1701%        0.0026%        0.0018%
Gibson, William                                762          25,054.56        0.0532%        0.0008%        0.0006%
Gish, James                                  1,523          50,076.24        0.1063%        0.0016%        0.0011%
Glass, Cecil                                 1,066          35,050.08        0.0744%        0.0011%        0.0008%
Glass, Jr. John                              2,648          87,066.24        0.1849%        0.0028%        0.0020%
Glazer, Dennis                               1,839          60,466.32        0.1284%        0.0020%        0.0014%
Godchaux Bros.                               2,132          70,100.16        0.1488%        0.0023%        0.0016%
Goddard, John                                1,143          37,581.84        0.0798%        0.0012%        0.0009%
Godwin, James                                  267           8,778.96        0.0186%        0.0003%        0.0002%
Godwin, Sara C.                                266           8,746.08        0.0186%        0.0003%        0.0002%
Goldman, James                               1,143          37,581.84        0.0798%        0.0012%        0.0009%
Golick Living Trust                          4,413         145,099.44        0.3081%        0.0047%        0.0033%
Goodman, Daniel E.                           1,904          62,603.52        0.1329%        0.0020%        0.0014%
Gorenstein, Aryeh                              589          19,366.32        0.0411%        0.0006%        0.0004%
Gowing, Al                                   1,077          35,411.76        0.0752%        0.0012%        0.0008%
Gradisar, Ivan A.                            1,143          37,581.84        0.0798%        0.0012%        0.0009%
Grant, Paul                                  1,828          60,104.64        0.1276%        0.0020%        0.0014%
Green, Edward H.                               610          20,056.80        0.0426%        0.0007%        0.0005%
Greenberg, Arnold                            1,324          43,533.12        0.0924%        0.0014%        0.0010%
Greene, Andrew                                 572          18,807.36        0.0399%        0.0006%        0.0004%
Gregorich, Norbert J.                        3,808         125,207.04        0.2658%        0.0041%        0.0029%
Gridley, Bruce                                 539          17,722.32        0.0376%        0.0006%        0.0004%
Grodsky, Michael                             1,904          62,603.52        0.1329%        0.0020%        0.0014%
Grodsky, Ronald                              1,904          62,603.52        0.1329%        0.0020%        0.0014%
Grossman, Thomas G.                            762          25,054.56        0.0532%        0.0008%        0.0006%
Gugenheim, Alan                                270           8,877.60        0.0188%        0.0003%        0.0002%
Guthrie, Frank                                 572          18,807.36        0.0399%        0.0006%        0.0004%
Haas, Fox                                      990          32,551.20        0.0691%        0.0011%        0.0007%
Haas, John                                   8,826         290,198.88        0.6161%        0.0094%        0.0066%
Haas, John & Chara                           9,138         300,457.44        0.6379%        0.0098%        0.0069%
Hackett, Robert D.                             686          22,555.68        0.0479%        0.0007%        0.0005%
Haddad, William G.                           1,077          35,411.76        0.0752%        0.0012%        0.0008%
Hagan, John                                    762          25,054.56        0.0532%        0.0008%        0.0006%
Hales, Donald                                1,030          33,866.40        0.0719%        0.0011%        0.0008%
Hall, Diane Holmes                           2,285          75,130.80        0.1595%        0.0024%        0.0017%
Hall, Lyle                                   1,030          33,866.40        0.0719%        0.0011%        0.0008%
Halpern, Andrew                                762          25,054.56        0.0532%        0.0008%        0.0006%
Hames, Barbara R.                            4,874         160,257.12        0.3403%        0.0052%        0.0037%
Hamill, Joseph                               2,207          72,566.16        0.1541%        0.0024%        0.0017%
Hamilton, Robert                             1,398          45,966.24        0.0976%        0.0015%        0.0011%
Hamlin, Charles                              1,030          33,866.40        0.0719%        0.0011%        0.0008%
Hampf, Frederick                             1,471          48,366.48        0.1027%        0.0016%        0.0011%
Hancock, Rodney                              1,143          37,581.84        0.0798%        0.0012%        0.0009%
Hanna Family Tr.                               736          24,199.68        0.0514%        0.0008%        0.0006%
Hanna Trust                                  1,398          45,966.24        0.0976%        0.0015%        0.0011%
Hannah, Ray                                  1,986          65,299.68        0.1386%        0.0021%        0.0015%
Hargis, Donald                               1,143          37,581.84        0.0798%        0.0012%        0.0009%
Harisis, T.G.                                4,413         145,099.44        0.3081%        0.0047%        0.0033%
Harmon & Associates                         35,301       1,160,696.88        2.4644%        0.0378%        0.0266%
Harris, Arthur                               1,219          40,080.72        0.0851%        0.0013%        0.0009%
Harris, Donald                               2,132          70,100.16        0.1488%        0.0023%        0.0016%
Harris, Edward & Mary Trust 1/27/81          1,077          35,411.76        0.0752%        0.0012%        0.0008%
Harris, Rosalyn                              2,132          70,100.16        0.1488%        0.0023%        0.0016%
Hartley, Edith S.                            2,437          80,128.56        0.1701%        0.0026%        0.0018%
Harwood, James                               1,324          43,533.12        0.0924%        0.0014%        0.0010%
Hassan, Charles R.                           1,077          35,411.76        0.0752%        0.0012%        0.0008%
Hawkins, Thad                                4,569         150,228.72        0.3190%        0.0049%        0.0034%
Hedgecock, Jasper                              762          25,054.56        0.0532%        0.0008%        0.0006%
Hendee, Roy                                  1,447          47,577.36        0.1010%        0.0015%        0.0011%

                                           FEB 1ST   MAY 7TH   AUGUST 21ST  TRANSFERS AND/OR     TRANSFERS AND OR
Investor                                  OFFERING   OFFERING    OFFERING  REDEMPTIONS 9/1/99  REDEMPTIONS 10/1/99
-------------------------------------   ----------   --------  ----------- ------------------  -------------------
Hendricks, Larry                            2,132
Henry, Leroy J.                                         539
Her Investments                             1,471
Herrera, Alfred J.                            305
Hess, Charles                               3,808
Hesser, William                               572
Higgins, Charles                              762
Hilb, Justin                                2,285
Hildebrand, Boren                           1,471
Hinds, Don                                  1,523
Hire, Charles                                         3,231
Hoag, Elizabeth                             1,471
Hochfelder, Gene                            2,354
Hodes, Abram & Mildred                      2,543
Hoffman, Herbert                              368
Hoffman, Joseph                               736
Holland, Elizabeth A. Marital Trust                                                     368
Holland, Ralph Estate                         368                                      (368)
Holly, James                                4,493
Holwell, Robert                             2,795
Honigman, James H.                                      270                            (270)
Honigman, James M. Living Trust dtd                                                     270
Hopkins, George                             1,066
Hornstein, Eugene                             952
Horton, Janie                                 762
Howie, Michael                              1,219
Hoyt, Walter A. Jr.                                   1,077
HSB Equipment                               3,046
Huckel, Hubert E.                           1,066
Huebner, Charles P.                                     539
Hueser, James N.                            3,678
Hullverson, Thomas                          4,569
Hunt, Albert A.                             1,066
Hunt, Tanner Trett                            305
Hurtig, Barbara                             1,104
Huse, Stephen                               1,324
Hutchinson, Charles P.                      2,285
Hyde, Richard                               2,942
Ingram, Edith C.                              589
Interstate Heating                          3,655
Isenstadt, Fred                             1,219
Iverson, Larry MD                             736
Izbicki, Carl                               1,030
Jabin, Norman E.                            1,143
Jae Trust                                   6,460
Jagoda, Jo Kurth                            1,523
Jagoda-Pyle Partnership                     3,678
Jankiewicz, Stanley                         2,437
Jasper, Herbert                               838
Joel J. West, MD                            1,523
Johns, O.                                     368
Johns, R.                                     572
Johnson, Carl                                 736
Johnson, Roland                               662
Johnson, Samuel                             1,879
Johnson, Tom                                2,791
Jones, Charles H.                           5,516
Jones, Norman                                 920
Joshua, Baskaran                              736


                                           TRANSFERS AND OR       TOTAL SHARES        TOTAL        COMMON                    %
Investor                                  REDEMPTIONS 11/1/99        OWNED            VALUE         UNITS                 INTEREST
-------------------------------------   ---------------------     ------------      ----------     -------    -------     --------
Hendricks, Larry                                                      2,132          70,100.16     0.1488%     0.0023%     0.0016%
Henry, Leroy J.                                                         539          17,722.32     0.0376%     0.0006%     0.0004%
Her Investments                                                       1,471          48,366.48     0.1027%     0.0016%     0.0011%
Herrera, Alfred J.                                                      305          10,028.40     0.0213%     0.0003%     0.0002%
Hess, Charles                                                         3,808         125,207.04     0.2658%     0.0041%     0.0029%
Hesser, William                                                         572          18,807.36     0.0399%     0.0006%     0.0004%
Higgins, Charles                                                        762          25,054.56     0.0532%     0.0008%     0.0006%
Hilb, Justin                                                          2,285          75,130.80     0.1595%     0.0024%     0.0017%
Hildebrand, Boren                                                     1,471          48,366.48     0.1027%     0.0016%     0.0011%
Hinds, Don                                                            1,523          50,076.24     0.1063%     0.0016%     0.0011%
Hire, Charles                                                         3,231         106,235.28     0.2256%     0.0035%     0.0024%
Hoag, Elizabeth                                                       1,471          48,366.48     0.1027%     0.0016%     0.0011%
Hochfelder, Gene                                                      2,354          77,399.52     0.1643%     0.0025%     0.0018%
Hodes, Abram & Mildred                                                2,543          83,613.84     0.1775%     0.0027%     0.0019%
Hoffman, Herbert                                                        368          12,099.84     0.0257%     0.0004%     0.0003%
Hoffman, Joseph                                                         736          24,199.68     0.0514%     0.0008%     0.0006%
Holland, Elizabeth A. Marital Trust                                     368          12,099.84     0.0257%     0.0004%     0.0003%
Holland, Ralph Estate                                                     0               0.00     0.0000%     0.0000%     0.0000%
Holly, James                                                          4,493         147,729.84     0.3137%     0.0048%     0.0034%
Holwell, Robert                                                       2,795          91,899.60     0.1951%     0.0030%     0.0021%
Honigman, James H.                                                        0               0.00     0.0000%     0.0000%     0.0000%
Honigman, James M. Living Trust dtd                                     270           8,877.60     0.0188%     0.0003%     0.0002%
Hopkins, George                                                       1,066          35,050.08     0.0744%     0.0011%     0.0008%
Hornstein, Eugene                                                       952          31,301.76     0.0665%     0.0010%     0.0007%
Horton, Janie                                                           762          25,054.56     0.0532%     0.0008%     0.0006%
Howie, Michael                                                        1,219          40,080.72     0.0851%     0.0013%     0.0009%
Hoyt, Walter A. Jr.                                                   1,077          35,411.76     0.0752%     0.0012%     0.0008%
HSB Equipment                                                         3,046         100,152.48     0.2126%     0.0033%     0.0023%
Huckel, Hubert E.                                                     1,066          35,050.08     0.0744%     0.0011%     0.0008%
Huebner, Charles P.                                                     539          17,722.32     0.0376%     0.0006%     0.0004%
Hueser, James N.                                                      3,678         120,932.64     0.2568%     0.0039%     0.0028%
Hullverson, Thomas                                                    4,569         150,228.72     0.3190%     0.0049%     0.0034%
Hunt, Albert A.                                                       1,066          35,050.08     0.0744%     0.0011%     0.0008%
Hunt, Tanner Trett                                                      305          10,028.40     0.0213%     0.0003%     0.0002%
Hurtig, Barbara                                                       1,104          36,299.52     0.0771%     0.0012%     0.0008%
Huse, Stephen                                                         1,324          43,533.12     0.0924%     0.0014%     0.0010%
Hutchinson, Charles P.                                                2,285          75,130.80     0.1595%     0.0024%     0.0017%
Hyde, Richard                                                         2,942          96,732.96     0.2054%     0.0031%     0.0022%
Ingram, Edith C.                                                        589          19,366.32     0.0411%     0.0006%     0.0004%
Interstate Heating                                                    3,655         120,176.40     0.2552%     0.0039%     0.0028%
Isenstadt, Fred                                                       1,219          40,080.72     0.0851%     0.0013%     0.0009%
Iverson, Larry MD                                                       736          24,199.68     0.0514%     0.0008%     0.0006%
Izbicki, Carl                                                         1,030          33,866.40     0.0719%     0.0011%     0.0008%
Jabin, Norman E.                                                      1,143          37,581.84     0.0798%     0.0012%     0.0009%
Jae Trust                                                             6,460         212,404.80     0.4510%     0.0069%     0.0049%
Jagoda, Jo Kurth                                                      1,523          50,076.24     0.1063%     0.0016%     0.0011%
Jagoda-Pyle Partnership                                               3,678         120,932.64     0.2568%     0.0039%     0.0028%
Jankiewicz, Stanley                                                   2,437          80,128.56     0.1701%     0.0026%     0.0018%
Jasper, Herbert                                                         838          27,553.44     0.0585%     0.0009%     0.0006%
Joel J. West, MD                                                      1,523          50,076.24     0.1063%     0.0016%     0.0011%
Johns, O.                                                               368          12,099.84     0.0257%     0.0004%     0.0003%
Johns, R.                                                               572          18,807.36     0.0399%     0.0006%     0.0004%
Johnson, Carl                                                           736          24,199.68     0.0514%     0.0008%     0.0006%
Johnson, Roland                                                         662          21,766.56     0.0462%     0.0007%     0.0005%
Johnson, Samuel                                                       1,879          61,781.52     0.1312%     0.0020%     0.0014%
Johnson, Tom                                                          2,791          91,768.08     0.1948%     0.0030%     0.0021%
Jones, Charles H.                                                     5,516         181,366.08     0.3851%     0.0059%     0.0042%
Jones, Norman                                                           920          30,249.60     0.0642%     0.0010%     0.0007%
Joshua, Baskaran                                                        736          24,199.68     0.0514%     0.0008%     0.0006%

                                           FEB 1ST   MAY 7TH   AUGUST 21ST  TRANSFERS AND/OR     TRANSFERS AND OR
INVESTOR                                  OFFERING   OFFERING    OFFERING  REDEMPTIONS 9/1/99  REDEMPTIONS 10/1/99
-------------------------------------   ----------   --------  ----------- ------------------  -------------------
Kahn, P. Frederick                          2,207
Kalinowski, Ed                                305
Kaltman, Jack (deceased)                                          1,253                                    (1,253)
Kaltman, Selma                                                                                              1,253
Kanner, Robert                                662
Kates, Richard                              1,579
Kearns, Lyles                               3,972
Kenan, Thomas S. III                        4,569
Kendrick, Frank                             2,132
Key Trust Company Ohio                                1,077
Kilpatrick, William                           368
Kimball, David                              2,207
Kimball, Richard R.                         2,207
Kimmel, Marvin                              1,030
Kimmons, James E.                                       539
King, Michael S.                            1,066
King, Steven G.                             1,143
Kingmont Corporation                        4,569
Kinray Corporation                                    1,077
Kinsel, Joe                                 2,437
Kinsel, Joe Jr.                             2,437
Kirschner, Helen                            2,132
Kiyasu, William                             1,066
Klausner, Joel                              3,503
Klein, Albert                               1,219
Klugow, Allen                               1,104
Klump, Rob                                    736
Kmeta, Walter                               2,207
Koboli, Daryoush                            1,839
Koch, Karl                                  2,249
Konicoff                                                539
Koplik, Michael                             1,752
Kosta, Nicholas                             4,413
Kostin, Ben                                   589
Krusemark, F.D.                             1,324
KT Associates                                         1,077
Kurzweg, III, Victor                        1,904
L.S.B. Partners                             2,285
Lahourcade, John                              686
Laing, Gerald                                 442
Lamar Airways                               2,285
Lampman, J.                                   368
Landolfi, Anthony                           2,207
Lange, Norman M.                              952
Lattimore, James                              990
Law, Edward Jr. & Helen E. Revocable
 Trust                                                  539
Leahy, Michael J.                                     1,077
Lee, William                                1,030
Lenfest, H.F.                               2,285
Leonard, James                              1,066
Lerman, Stephen                               920
Leslie, Seymour                             2,354
Levine, Harris B.                           1,143
Levine, Joseph                              1,066
Levy, Irvin                                 3,808
Lewis, Robert                               2,795
Lind, Dennis                                  662
Lindsay, Bruce                                                    1,253
Lindsey, Mildred & John                     1,104



                                          TRANSFERS AND OR     TOTAL SHARES        TOTAL           COMMON                     %
INVESTOR                                 REDEMPTIONS 11/1/99      OWNED            VALUE            UNITS                  INTEREST
-------------------------------------   --------------------  ------------      ----------        -------    -------      --------
Kahn, P. Frederick                                                 2,207          72,566.16        0.1541%     0.0024%      0.0017%
Kalinowski, Ed                                                       305          10,028.40        0.0213%     0.0003%      0.0002%
Kaltman, Jack (deceased)                                               0               0.00        0.0000%     0.0000%      0.0000%
Kaltman, Selma                                                     1,253          41,198.64        0.0875%     0.0013%      0.0009%
Kanner, Robert                                                       662          21,766.56        0.0462%     0.0007%      0.0005%
Kates, Richard                                                     1,579          51,917.52        0.1102%     0.0017%      0.0012%
Kearns, Lyles                                                      3,972         130,599.36        0.2773%     0.0043%      0.0030%
Kenan, Thomas S. III                                               4,569         150,228.72        0.3190%     0.0049%      0.0034%
Kendrick, Frank                                                    2,132          70,100.16        0.1488%     0.0023%      0.0016%
Key Trust Company Ohio                                             1,077          35,411.76        0.0752%     0.0012%      0.0008%
Kilpatrick, William                                                  368          12,099.84        0.0257%     0.0004%      0.0003%
Kimball, David                                                     2,207          72,566.16        0.1541%     0.0024%      0.0017%
Kimball, Richard R.                                                2,207          72,566.16        0.1541%     0.0024%      0.0017%
Kimmel, Marvin                                                     1,030          33,866.40        0.0719%     0.0011%      0.0008%
Kimmons, James E.                                                    539          17,722.32        0.0376%     0.0006%      0.0004%
King, Michael S.                                                   1,066          35,050.08        0.0744%     0.0011%      0.0008%
King, Steven G.                                                    1,143          37,581.84        0.0798%     0.0012%      0.0009%
Kingmont Corporation                                               4,569         150,228.72        0.3190%     0.0049%      0.0034%
Kinray Corporation                                                 1,077          35,411.76        0.0752%     0.0012%      0.0008%
Kinsel, Joe                                                        2,437          80,128.56        0.1701%     0.0026%      0.0018%
Kinsel, Joe Jr.                                                    2,437          80,128.56        0.1701%     0.0026%      0.0018%
Kirschner, Helen                                                   2,132          70,100.16        0.1488%     0.0023%      0.0016%
Kiyasu, William                                                    1,066          35,050.08        0.0744%     0.0011%      0.0008%
Klausner, Joel                                                     3,503         115,178.64        0.2445%     0.0037%      0.0026%
Klein, Albert                                                      1,219          40,080.72        0.0851%     0.0013%      0.0009%
Klugow, Allen                                                      1,104          36,299.52        0.0771%     0.0012%      0.0008%
Klump, Rob                                                           736          24,199.68        0.0514%     0.0008%      0.0006%
Kmeta, Walter                                                      2,207          72,566.16        0.1541%     0.0024%      0.0017%
Koboli, Daryoush                                                   1,839          60,466.32        0.1284%     0.0020%      0.0014%
Koch, Karl                                                         2,249          73,947.12        0.1570%     0.0024%      0.0017%
Konicoff                                                             539          17,722.32        0.0376%     0.0006%      0.0004%
Koplik, Michael                                                    1,752          57,605.76        0.1223%     0.0019%      0.0013%
Kosta, Nicholas                                                    4,413         145,099.44        0.3081%     0.0047%      0.0033%
Kostin, Ben                                                          589          19,366.32        0.0411%     0.0006%      0.0004%
Krusemark, F.D.                                                    1,324          43,533.12        0.0924%     0.0014%      0.0010%
KT Associates                                                      1,077          35,411.76        0.0752%     0.0012%      0.0008%
Kurzweg, III, Victor                                               1,904          62,603.52        0.1329%     0.0020%      0.0014%
L.S.B. Partners                                                    2,285          75,130.80        0.1595%     0.0024%      0.0017%
Lahourcade, John                                                     686          22,555.68        0.0479%     0.0007%      0.0005%
Laing, Gerald                                                        442          14,532.96        0.0309%     0.0005%      0.0003%
Lamar Airways                                                      2,285          75,130.80        0.1595%     0.0024%      0.0017%
Lampman, J.                                                          368          12,099.84        0.0257%     0.0004%      0.0003%
Landolfi, Anthony                                                  2,207          72,566.16        0.1541%     0.0024%      0.0017%
Lange, Norman M.                                                     952          31,301.76        0.0665%     0.0010%      0.0007%
Lattimore, James                                                     990          32,551.20        0.0691%     0.0011%      0.0007%
Law, Edward Jr. & Helen E. Revocable
 Trust                                                               539          17,722.32        0.0376%     0.0006%      0.0004%
Leahy, Michael J.                                                  1,077          35,411.76        0.0752%     0.0012%      0.0008%
Lee, William                                                       1,030          33,866.40        0.0719%     0.0011%      0.0008%
Lenfest, H.F.                                                      2,285          75,130.80        0.1595%     0.0024%      0.0017%
Leonard, James                                                     1,066          35,050.08        0.0744%     0.0011%      0.0008%
Lerman, Stephen                                                      920          30,249.60        0.0642%     0.0010%      0.0007%
Leslie, Seymour                                                    2,354          77,399.52        0.1643%     0.0025%      0.0018%
Levine, Harris B.                                                  1,143          37,581.84        0.0798%     0.0012%      0.0009%
Levine, Joseph                                                     1,066          35,050.08        0.0744%     0.0011%      0.0008%
Levy, Irvin                                                        3,808         125,207.04        0.2658%     0.0041%      0.0029%
Lewis, Robert                                                      2,795          91,899.60        0.1951%     0.0030%      0.0021%
Lind, Dennis                                                         662          21,766.56        0.0462%     0.0007%      0.0005%
Lindsay, Bruce                                                     1,253          41,198.64        0.0875%     0.0013%      0.0009%
Lindsey, Mildred & John                                            1,104          36,299.52        0.0771%     0.0012%      0.0008%

                                           FEB 1ST   MAY 7TH   AUGUST 21ST  TRANSFERS AND/OR     TRANSFERS AND OR
Investor                                  OFFERING   OFFERING    OFFERING  REDEMPTIONS 9/1/99  REDEMPTIONS 10/1/99
-------------------------------------   ----------   --------  ----------- ------------------  -------------------
Linscomb & Williams                           838
Lipson, Eugene                                533
Little, Fred A.                                         539
Locke, Karl                                   762
Lodyga, Ervin                                 662
Loeb, Stanley                               1,104
Lohavichan, Virat                           4,569
Lombardo, John                              3,162
Long, M.                                    2,437
Long, M. Phillip                           11,032     3,231
Lowe, Jonathan/Bihary, Joyce                  610
Lowenraub, Jerome                           1,676
Lowinger, Louis                             2,132
Lowinger, Morris                            4,486
Ludwig, Glen L.                             8,528
Lyman, C. Bradley                           1,980
Lynn, Emerson                               2,285
MacIlwaine, John                              305
Madden, Joan                                  762
Madera Corporation                            920
Madsen, H. Stephen                          1,839
Mahler, Glenn                                 244
MAJCK 1995 Investment LP                                                                                    6,776
Mallin & Swersky                              914
Manasevit, Stanley                          1,980
Manders, Gus H.                               515
Manders, Gus H.                             1,104
Maney, Thomas                               1,143
Mann, William I.                                                    627
Maple City Ice Company                      4,569
Margolis, Barbara                           2,132
Marks, Sara Ann Gross                       6,092
Marshall, Chester                             515
Maruyama, Herbert H.                          762
Mathur, Arun K.                             4,569
Mativi, Rob                                 1,904
Matthews, Arthur J.                           368
May, Robert S.                              1,143
Mayo, Joseph                                2,132
Mc Cleary, Dale L.                            762
McBain, Laurie                              4,339
McClay, John B.                                       1,077
McConnell, Robert G.                          762
McCool, Michael F.                            305
McDowell, Larry                             1,839
McElroy, Michael                            1,980
McKay, Malcom A.                            2,795
McKee, Elsworth                             4,569
McKee, Jack                                 4,569
McKenna, James                              1,980
McNeil, Steven                              1,219
McNeill, Gilbert                              993
McNeill, Jack G.                              762
McSpadden, Floyd                              610
McSpadden, Patti P.                           610
Meador, Moorman                             1,471
Meck Company                                4,413
Meicher, Gordon                               589
Meil, Leslie A.                             2,132





                                  TRANSFERS AND OR       TOTAL SHARES        TOTAL           COMMON                          %
Investor                         REDEMPTIONS 11/1/99        OWNED            VALUE            UNITS                       INTEREST
-----------------------------   --------------------     ------------      ----------        -------       -------        --------
Linscomb & Williams                                            838          27,553.44        0.0585%        0.0009%        0.0006%
Lipson, Eugene                                                 533          17,525.04        0.0372%        0.0006%        0.0004%
Little, Fred A.                                                539          17,722.32        0.0376%        0.0006%        0.0004%
Locke, Karl                                                    762          25,054.56        0.0532%        0.0008%        0.0006%
Lodyga, Ervin                                                  662          21,766.56        0.0462%        0.0007%        0.0005%
Loeb, Stanley                                                1,104          36,299.52        0.0771%        0.0012%        0.0008%
Lohavichan, Virat                                            4,569         150,228.72        0.3190%        0.0049%        0.0034%
Lombardo, John                                               3,162         103,966.56        0.2207%        0.0034%        0.0024%
Long, M.                                                     2,437          80,128.56        0.1701%        0.0026%        0.0018%
Long, M. Phillip                                            14,263         468,967.44        0.9957%        0.0153%        0.0107%
Lowe, Jonathan/Bihary, Joyce                                   610          20,056.80        0.0426%        0.0007%        0.0005%
Lowenraub, Jerome                                            1,676          55,106.88        0.1170%        0.0018%        0.0013%
Lowinger, Louis                                              2,132          70,100.16        0.1488%        0.0023%        0.0016%
Lowinger, Morris                                             4,486         147,499.68        0.3132%        0.0048%        0.0034%
Ludwig, Glen L.                                              8,528         280,400.64        0.5953%        0.0091%        0.0064%
Lyman, C. Bradley                                            1,980          65,102.40        0.1382%        0.0021%        0.0015%
Lynn, Emerson                                                2,285          75,130.80        0.1595%        0.0024%        0.0017%
MacIlwaine, John                                               305          10,028.40        0.0213%        0.0003%        0.0002%
Madden, Joan                                                   762          25,054.56        0.0532%        0.0008%        0.0006%
Madera Corporation                                             920          30,249.60        0.0642%        0.0010%        0.0007%
Madsen, H. Stephen                                          1,839          60,466.32        0.1284%        0.0020%        0.0014%
Mahler, Glenn                                                  244           8,022.72        0.0170%        0.0003%        0.0002%
MAJCK 1995 Investment LP                                     6,776         222,794.88        0.4730%        0.0073%        0.0051%
Mallin & Swersky                                               914          30,052.32        0.0638%        0.0010%        0.0007%
Manasevit, Stanley                                           1,980          65,102.40        0.1382%        0.0021%        0.0015%
Manders, Gus H.                                                515          16,933.20        0.0360%        0.0006%        0.0004%
Manders, Gus H.                                              1,104          36,299.52        0.0771%        0.0012%        0.0008%
Maney, Thomas                                                1,143          37,581.84        0.0798%        0.0012%        0.0009%
Mann, William I.                                               627          20,615.76        0.0438%        0.0007%        0.0005%
Maple City Ice Company                                       4,569         150,228.72        0.3190%        0.0049%        0.0034%
Margolis, Barbara                                            2,132          70,100.16        0.1488%        0.0023%        0.0016%
Marks, Sara Ann Gross                                        6,092         200,304.96        0.4253%        0.0065%        0.0046%
Marshall, Chester                                              515          16,933.20        0.0360%        0.0006%        0.0004%
Maruyama, Herbert H.                                           762          25,054.56        0.0532%        0.0008%        0.0006%
Mathur, Arun K.                                              4,569         150,228.72        0.3190%        0.0049%        0.0034%
Mativi, Rob                                                  1,904          62,603.52        0.1329%        0.0020%        0.0014%
Matthews, Arthur J.                                            368          12,099.84        0.0257%        0.0004%        0.0003%
May, Robert S.                                               1,143          37,581.84        0.0798%        0.0012%        0.0009%
Mayo, Joseph                                                 2,132          70,100.16        0.1488%        0.0023%        0.0016%
Mc Cleary, Dale L.                                             762          25,054.56        0.0532%        0.0008%        0.0006%
McBain, Laurie                                               4,339         142,666.32        0.3029%        0.0046%        0.0033%
McClay, John B.                                              1,077          35,411.76        0.0752%        0.0012%        0.0008%
McConnell, Robert G.                                           762          25,054.56        0.0532%        0.0008%        0.0006%
McCool, Michael F.                                             305          10,028.40        0.0213%        0.0003%        0.0002%
McDowell, Larry                                              1,839          60,466.32        0.1284%        0.0020%        0.0014%
McElroy, Michael                                             1,980          65,102.40        0.1382%        0.0021%        0.0015%
McKay, Malcom A.                                             2,795          91,899.60        0.1951%        0.0030%        0.0021%
McKee, Elsworth                                              4,569         150,228.72        0.3190%        0.0049%        0.0034%
McKee, Jack                                                  4,569         150,228.72        0.3190%        0.0049%        0.0034%
McKenna, James                                               1,980          65,102.40        0.1382%        0.0021%        0.0015%
McNeil, Steven                                               1,219          40,080.72        0.0851%        0.0013%        0.0009%
McNeill, Gilbert                                               993          32,649.84        0.0693%        0.0011%        0.0007%
McNeill, Jack G.                                               762          25,054.56        0.0532%        0.0008%        0.0006%
McSpadden, Floyd                                               610          20,056.80        0.0426%        0.0007%        0.0005%
McSpadden, Patti P.                                            610          20,056.80        0.0426%        0.0007%        0.0005%
Meador, Moorman                                              1,471          48,366.48        0.1027%        0.0016%        0.0011%
Meck Company                                                 4,413         145,099.44        0.3081%        0.0047%        0.0033%
Meicher, Gordon                                                589          19,366.32        0.0411%        0.0006%        0.0004%
Meil, Leslie A.                                              2,132          70,100.16        0.1488%        0.0023%        0.0016%

                                           FEB 1ST   MAY 7TH   AUGUST 21ST  TRANSFERS AND/OR     TRANSFERS AND OR
Investor                                  OFFERING   OFFERING    OFFERING  REDEMPTIONS 9/1/99  REDEMPTIONS 10/1/99
-------------------------------------   ----------   --------  ----------- ------------------  -------------------
Melillo, Anthony                                      2,154
Merlos, J.                                    920
Methvin, Gaynell                              736
Metz, Lawrence N.                           1,471
Meyer, Gary                                   736
Micheli, Donald                             1,177
Millenium (replace KT)                      2,207
Minkoff, Leon & Janet                       1,523
Misrach, Ivan                               1,219
Mitchel, David                              2,285
Mitchel, Stephen                            2,285
Mitchel, Thomas                             2,285
Mitchell, George                            8,688
Mitchell, L.D.                                        1,077
Montgomery, G.                                762
Morris, David                               1,030
Morrison, Robert                            1,104
Mortimer, Susan & Philip                      736
Morton, Richard                             1,030
Murray, John                                1,030
Murray, Jr., John                           2,648
Murray, Larry                               2,648
Murray, Rodney B.                                       539
Nassi, Albert                               3,046
Nelson, A.                                  2,207
Nelson, Donald                                993
Nelson, Erven & Frankie                     1,287
Nelson, John                                1,143
Neuman, Clayton L.                                      270
Neumann, Nicholas H.                        2,171
Newhouse, Jeff                              1,104
Newlin, Michael                               920
Noble, Marvin J.                            1,523
Nye, Ronald                                                                           1,729
Odom, Douglas                               1,447
O'Hara, Pat                                 2,207
Olson, Edmund                                 589
Olson, Joyce                                  421
Omnibus Associates                          4,413
O'Neill, Hugh                               1,030
Oppenheim, Joan                               736
Ordway, John                                4,569
Outten, Claude                              1,104
Owen, Kenneth D.                              368
Owen, Pere A.                                 610
Owen, R.                                      736
Panama, Steven                              2,437       539
Panter, Gideon                              1,471       539
Papish Family LLC                                       270
Parker, Max                                   552
Parris, Daniel                                736
Pasqualicchio, Gary                           952
Patel, Jagdish                                952
Pearson, Lyle                               1,523
Peavyhouse, Joel                            1,219
Peraldo Trust                               2,132
Peraldo, Ronald L.                          1,066
Perry, William                                993
Peterson, Charles                           3,046




                                   TRANSFERS AND OR       TOTAL SHARES        TOTAL         COMMON                          %
Investor                          REDEMPTIONS 11/1/99        OWNED            VALUE          UNITS                       INTEREST
------------------------------   --------------------     ------------      ----------      -------       -------        --------
Melillo, Anthony                                              2,154          70,823.52      0.1504%        0.0023%        0.0016%
Merlos, J.                                                      920          30,249.60      0.0642%        0.0010%        0.0007%
Methvin, Gaynell                                                736          24,199.68      0.0514%        0.0008%        0.0006%
Metz, Lawrence N.                                             1,471          48,366.48      0.1027%        0.0016%        0.0011%
Meyer, Gary                                                     736          24,199.68      0.0514%        0.0008%        0.0006%
Micheli, Donald                                               1,177          38,699.76      0.0822%        0.0013%        0.0009%
Millenium (replace KT)                                        2,207          72,566.16      0.1541%        0.0024%        0.0017%
Minkoff, Leon & Janet                                         1,523          50,076.24      0.1063%        0.0016%        0.0011%
Misrach, Ivan                                                 1,219          40,080.72      0.0851%        0.0013%        0.0009%
Mitchel, David                                                2,285          75,130.80      0.1595%        0.0024%        0.0017%
Mitchel, Stephen                                              2,285          75,130.80      0.1595%        0.0024%        0.0017%
Mitchel, Thomas                                               2,285          75,130.80      0.1595%        0.0024%        0.0017%
Mitchell, George                                              8,688         285,661.44      0.6065%        0.0093%        0.0065%
Mitchell, L.D.                                                1,077          35,411.76      0.0752%        0.0012%        0.0008%
Montgomery, G.                                                  762          25,054.56      0.0532%        0.0008%        0.0006%
Morris, David                                                 1,030          33,866.40      0.0719%        0.0011%        0.0008%
Morrison, Robert                                              1,104          36,299.52      0.0771%        0.0012%        0.0008%
Mortimer, Susan & Philip                                        736          24,199.68      0.0514%        0.0008%        0.0006%
Morton, Richard                                               1,030          33,866.40      0.0719%        0.0011%        0.0008%
Murray, John                                                  1,030          33,866.40      0.0719%        0.0011%        0.0008%
Murray, Jr., John                                             2,648          87,066.24      0.1849%        0.0028%        0.0020%
Murray, Larry                                                 2,648          87,066.24      0.1849%        0.0028%        0.0020%
Murray, Rodney B.                                               539          17,722.32      0.0376%        0.0006%        0.0004%
Nassi, Albert                                                 3,046         100,152.48      0.2126%        0.0033%        0.0023%
Nelson, A.                                                    2,207          72,566.16      0.1541%        0.0024%        0.0017%
Nelson, Donald                                                  993          32,649.84      0.0693%        0.0011%        0.0007%
Nelson, Erven & Frankie                                       1,287          42,316.56      0.0898%        0.0014%        0.0010%
Nelson, John                                                  1,143          37,581.84      0.0798%        0.0012%        0.0009%
Neuman, Clayton L.                                              270           8,877.60      0.0188%        0.0003%        0.0002%
Neumann, Nicholas H.                                          2,171          71,382.48      0.1516%        0.0023%        0.0016%
Newhouse, Jeff                                                1,104          36,299.52      0.0771%        0.0012%        0.0008%
Newlin, Michael                                                 920          30,249.60      0.0642%        0.0010%        0.0007%
Noble, Marvin J.                                              1,523          50,076.24      0.1063%        0.0016%        0.0011%
Nye, Ronald                                                   1,729          56,849.52      0.1207%        0.0019%        0.0013%
Odom, Douglas                                                 1,447          47,577.36      0.1010%        0.0015%        0.0011%
O'Hara, Pat                                                   2,207          72,566.16      0.1541%        0.0024%        0.0017%
Olson, Edmund                                                   589          19,366.32      0.0411%        0.0006%        0.0004%
Olson, Joyce                                                    421          13,842.48      0.0294%        0.0005%        0.0003%
Omnibus Associates                                            4,413         145,099.44      0.3081%        0.0047%        0.0033%
O'Neill, Hugh                                                 1,030          33,866.40      0.0719%        0.0011%        0.0008%
Oppenheim, Joan                                                 736          24,199.68      0.0514%        0.0008%        0.0006%
Ordway, John                                                  4,569         150,228.72      0.3190%        0.0049%        0.0034%
Outten, Claude                                                1,104          36,299.52      0.0771%        0.0012%        0.0008%
Owen, Kenneth D.                                                368          12,099.84      0.0257%        0.0004%        0.0003%
Owen, Pere A.                                                   610          20,056.80      0.0426%        0.0007%        0.0005%
Owen, R.                                                        736          24,199.68      0.0514%        0.0008%        0.0006%
Panama, Steven                                                2,976          97,850.88      0.2078%        0.0032%        0.0022%
Panter, Gideon                                                2,010          66,088.80      0.1403%        0.0022%        0.0015%
Papish Family LLC                                               270           8,877.60      0.0188%        0.0003%        0.0002%
Parker, Max                                                     552          18,149.76      0.0385%        0.0006%        0.0004%
Parris, Daniel                                                  736          24,199.68      0.0514%        0.0008%        0.0006%
Pasqualicchio, Gary                                             952          31,301.76      0.0665%        0.0010%        0.0007%
Patel, Jagdish                                                  952          31,301.76      0.0665%        0.0010%        0.0007%
Pearson, Lyle                                                 1,523          50,076.24      0.1063%        0.0016%        0.0011%
Peavyhouse, Joel                                              1,219          40,080.72      0.0851%        0.0013%        0.0009%
Peraldo Trust                                                 2,132          70,100.16      0.1488%        0.0023%        0.0016%
Peraldo, Ronald L.                                            1,066          35,050.08      0.0744%        0.0011%        0.0008%
Perry, William                                                  993          32,649.84      0.0693%        0.0011%        0.0007%
Peterson, Charles                                             3,046         100,152.48      0.2126%        0.0033%        0.0023%

                                           FEB 1ST    MAY 7TH    AUGUST 21ST   TRANSFERS AND/OR      TRANSFERS AND OR
Investor                                  OFFERING    OFFERING     OFFERING   REDEMPTIONS 9/1/99   REDEMPTIONS 10/1/99
------------------------------------------------------------------------------------------------------------------------
Pettis, Charles                             1,030
Petzall, Gerhard                            2,285
Phan, Nguyen K.                             1,104
Picazio, Stephen J.                           495
Pitt, Lee                                                539
Plitt, Eugene                               2,437
Pociask, William H.                         4,413
Poisner, Werner                               762
Poma, Gino S.                               4,264
Pomeranz, Steven L. & Susan J.                610
Porter, Randall                             1,066
Powell, Willis M.                           1,904
Presser, Neil N.                            1,324
Prischak, Joseph                            1,030
Procter Family LP                                                                      610
Procter, Doak                               1,219
Procter, Doak C. Jr.                          610                                     (610)
Provenzano, Richard                         1,324
Pruett, James                               1,828
Purita, Joseph R.                                        539
Quaritius, Jack                             1,345
Quinn, Robert                               2,132
Rabinowitz, Ivy                             3,655
Randall, Zane                                 883
Ranvir Ltd.                                   762
Ray, Subrata                                1,839
Raznick, David                              1,104
REB Investments                               990
Redman, Larry                               1,324
Rednick, Mark B.                                         539
Reeves, T. Joseph                           2,132
Regan, Gerald P.                            3,384
Reiman, Seymour                                                      627
Reminger, Richard T.                                   3,231
Richardson, Mark S.                                      539
Riemenschneider, Herbert                    1,523
Ringler Family Ltd. Partnership                                                                            2,207
Ringler, Charles                            2,207                                                         (2,207)
Roberts, John                                 552
Robinson, Alden                               368
Robinson, Paul                                736
Roe, Maudi                                  1,066
Rogers, Gary                                1,904
Rogers, I. David                            2,132
Romano, Jule                                3,046
Rome, Mike                                    552
Rooney, Richard                                        1,077
Rosen, Arlene Goodstein                     1,030                                                         (1,030)
Rosenberg, Elliott                          1,904
Ross, Charles Ronald                          990
Roth, Elliot                                  247
Rothman, Robert & Donna                       610
Rudar, Norman                               2,817
Rushton, Alvey                              1,030
Russo, James                                1,398
Rust, Dale M.                                 990
Rusthoven, Terry                              876
Rutledge, III, Guy                          2,361
S.P. Revocable Trust, Peck                  2,285

                                         TRANSFERS AND OR        TOTAL SHARES      TOTAL        COMMON                      %
Investor                                REDEMPTIONS 11/1/99         OWNED          VALUE         UNITS                   INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Pettis, Charles                                                     1,030        33,866.40      0.0719%      0.0011%      0.0008%
Petzall, Gerhard                                                    2,285        75,130.80      0.1595%      0.0024%      0.0017%
Phan, Nguyen K.                                                     1,104        36,299.52      0.0771%      0.0012%      0.0008%
Picazio, Stephen J.                                                   495        16,275.60      0.0346%      0.0005%      0.0004%
Pitt, Lee                                                             539        17,722.32      0.0376%      0.0006%      0.0004%
Plitt, Eugene                                                       2,437        80,128.56      0.1701%      0.0026%      0.0018%
Pociask, William H.                                                 4,413       145,099.44      0.3081%      0.0047%      0.0033%
Poisner, Werner                                                       762        25,054.56      0.0532%      0.0008%      0.0006%
Poma, Gino S.                                                       4,264       140,200.32      0.2977%      0.0046%      0.0032%
Pomeranz, Steven L. & Susan J.                                        610        20,056.80      0.0426%      0.0007%      0.0005%
Porter, Randall                                                     1,066        35,050.08      0.0744%      0.0011%      0.0008%
Powell, Willis M.                                                   1,904        62,603.52      0.1329%      0.0020%      0.0014%
Presser, Neil N.                                                    1,324        43,533.12      0.0924%      0.0014%      0.0010%
Prischak, Joseph                                                    1,030        33,866.40      0.0719%      0.0011%      0.0008%
Procter Family LP                                                     610        20,056.80      0.0426%      0.0007%      0.0005%
Procter, Doak                                                       1,219        40,080.72      0.0851%      0.0013%      0.0009%
Procter, Doak C. Jr.                                                    0             0.00      0.0000%      0.0000%      0.0000%
Provenzano, Richard                                                 1,324        43,533.12      0.0924%      0.0014%      0.0010%
Pruett, James                                                       1,828        60,104.64      0.1276%      0.0020%      0.0014%
Purita, Joseph R.                                                     539        17,722.32      0.0376%      0.0006%      0.0004%
Quaritius, Jack                                                     1,345        44,223.60      0.0939%      0.0014%      0.0010%
Quinn, Robert                                                       2,132        70,100.16      0.1488%      0.0023%      0.0016%
Rabinowitz, Ivy                                                     3,655       120,176.40      0.2552%      0.0039%      0.0028%
Randall, Zane                                                         883        29,033.04      0.0616%      0.0009%      0.0007%
Ranvir Ltd.                                                           762        25,054.56      0.0532%      0.0008%      0.0006%
Ray, Subrata                                                        1,839        60,466.32      0.1284%      0.0020%      0.0014%
Raznick, David                                                      1,104        36,299.52      0.0771%      0.0012%      0.0008%
REB Investments                                                       990        32,551.20      0.0691%      0.0011%      0.0007%
Redman, Larry                                                       1,324        43,533.12      0.0924%      0.0014%      0.0010%
Rednick, Mark B.                                                      539        17,722.32      0.0376%      0.0006%      0.0004%
Reeves, T. Joseph                                                   2,132        70,100.16      0.1488%      0.0023%      0.0016%
Regan, Gerald P.                                                    3,384       111,265.92      0.2362%      0.0036%      0.0025%
Reiman, Seymour                                                      627        20,615.76       0.0438%      0.0007%      0.0005%
Reminger, Richard T.                                                3,231       106,235.28      0.2256%      0.0035%      0.0024%
Richardson, Mark S.                                                   539        17,722.32      0.0376%      0.0006%      0.0004%
Riemenschneider, Herbert                                            1,523        50,076.24      0.1063%      0.0016%      0.0011%
Ringler Family Ltd. Partnership                                     2,207        72,566.16      0.1541%      0.0024%      0.0017%
Ringler, Charles                                                        0             0.00      0.0000%      0.0000%      0.0000%
Roberts, John                                                         552        18,149.76      0.0385%      0.0006%      0.0004%
Robinson, Alden                                                       368        12,099.84      0.0257%      0.0004%      0.0003%
Robinson, Paul                                                        736        24,199.68      0.0514%      0.0008%      0.0006%
Roe, Maudi                                                          1,066        35,050.08      0.0744%      0.0011%      0.0008%
Rogers, Gary                                                        1,904        62,603.52      0.1329%      0.0020%      0.0014%
Rogers, I. David                                                    2,132        70,100.16      0.1488%      0.0023%      0.0016%
Romano, Jule                                                        3,046       100,152.48      0.2126%      0.0033%      0.0023%
Rome, Mike                                                            552        18,149.76      0.0385%      0.0006%      0.0004%
Rooney, Richard                                                     1,077        35,411.76      0.0752%      0.0012%      0.0008%
Rosen, Arlene Goodstein                                                 0             0.00      0.0000%      0.0000%      0.0000%
Rosenberg, Elliott                                                  1,904        62,603.52      0.1329%      0.0020%      0.0014%
Ross, Charles Ronald                                                  990        32,551.20      0.0691%      0.0011%      0.0007%
Roth, Elliot                                                          247         8,121.36      0.0172%      0.0003%      0.0002%
Rothman, Robert & Donna                                               610        20,056.80      0.0426%      0.0007%      0.0005%
Rudar, Norman                                                       2,817        92,622.96      0.1967%      0.0030%      0.0021%
Rushton, Alvey                                                      1,030        33,866.40      0.0719%      0.0011%      0.0008%
Russo, James                                                        1,398        45,966.24      0.0976%      0.0015%      0.0011%
Rust, Dale M.                                                         990        32,551.20      0.0691%      0.0011%      0.0007%
Rusthoven, Terry                                                      876        28,802.88      0.0612%      0.0009%      0.0007%
Rutledge, III, Guy                                                  2,361        77,629.68      0.1648%      0.0025%      0.0018%
S.P. Revocable Trust, Peck                                          2,285        75,130.80      0.1595%      0.0024%      0.0017%

                                           FEB 1ST    MAY 7TH    AUGUST 21ST   TRANSFERS AND/OR      TRANSFERS AND OR
Investor                                  OFFERING    OFFERING     OFFERING   REDEMPTIONS 9/1/99   REDEMPTIONS 10/1/99
------------------------------------------------------------------------------------------------------------------------
Sadar, Edward                               2,285
Sadovsky, Marvin                            1,324
Sajan Financial                             2,132
Sarrafian, Edgar                              762
Satiani, Bhagwan                            2,601
Sato, Sam I.                                2,132
Saunders Trust                              1,066
Savidge, Samuel                               572
Scandizzo, John                             2,285
Schaeffer, Karl                             1,676
Schatten, Joan                                610
Schellinger, Richard R.                                1,077
Scheurman, Stanley J. Jr.                                            627
Schiebler, Audrey                           1,181
Schiebler, Audrey L.                          305
Schmidt, Benno C.                           1,030
Schmidt, Jareen                             1,030
Schmidt, Terrence                             876
Schneider, Sandra                           1,693
Scholz, Jack V.                               368
Schram, Charles                                                      627
Schuessler, Carl                            1,030
Schwartz, Arnold                              773
Schwartz, Harold                            1,471
Scott, Arthur                               1,324
Scott, Brian                                  662
Scott, Gary                                 2,942
Seed, John                                  1,447
Segale, Angelo                              1,030
Selig, Allan H.                                          539
Selinger, Irwin                               736
Selver Paul D.                                         1,077
Sensenbrenner, John                         2,132
Shagin, Felix                               1,066
Shalam, John                                1,219
Shannon, George A. Jr.                                   539
Shapiro, Michael                              552
Sharpe, Lawrence                              295
Sheen, Jack H.                                           539
Sheets, Phillis J.                            736
Sher, David                                   736
Shieldknight, Jimmy                         1,177
Shieldknight, Marcia                          589
Shink, Simon                                  610
Shneider, David                             1,030
Shollenberger, Dorothy                      2,285
Sigmund, Charles A.                           572
Silverstein, Stephen                        2,501
Smith, Boyd & Jill Trust                                                                                   4,413
Smith, Boyd C.                              4,413                                                         (4,413)
Smith, De Lancey A.                           589
Smith, George                               2,207
Smith, John                                 1,030
Smith, Laurence R. Jr. Trust                2,795
Smith, Leslie E.                            2,132
Smith, Myrna
Smith, Nathan                               1,066
Smith, Sherwood                             1,904
Smith, Stanley R.                           2,132

                                         TRANSFERS AND OR        TOTAL SHARES      TOTAL        COMMON                      %
Investor                                REDEMPTIONS 11/1/99         OWNED          VALUE         UNITS                   INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Sadar, Edward                                                       2,285        75,130.80      0.1595%      0.0024%      0.0017%
Sadovsky, Marvin                                                    1,324        43,533.12      0.0924%      0.0014%      0.0010%
Sajan Financial                                                     2,132        70,100.16      0.1488%      0.0023%      0.0016%
Sarrafian, Edgar                                                      762        25,054.56      0.0532%      0.0008%      0.0006%
Satiani, Bhagwan                                                    2,601        85,520.88      0.1816%      0.0028%      0.0020%
Sato, Sam I.                                                        2,132        70,100.16      0.1488%      0.0023%      0.0016%
Saunders Trust                                                      1,066        35,050.08      0.0744%      0.0011%      0.0008%
Savidge, Samuel                                                       572        18,807.36      0.0399%      0.0006%      0.0004%
Scandizzo, John                                                     2,285        75,130.80      0.1595%      0.0024%      0.0017%
Schaeffer, Karl                                                     1,676        55,106.88      0.1170%      0.0018%      0.0013%
Schatten, Joan                                                        610        20,056.80      0.0426%      0.0007%      0.0005%
Schellinger, Richard R.                                             1,077        35,411.76      0.0752%      0.0012%      0.0008%
Scheurman, Stanley J. Jr.                                             627        20,615.76      0.0438%      0.0007%      0.0005%
Schiebler, Audrey                                                   1,181        38,831.28      0.0824%      0.0013%      0.0009%
Schiebler, Audrey L.                                                  305        10,028.40      0.0213%      0.0003%      0.0002%
Schmidt, Benno C.                                                   1,030        33,866.40      0.0719%      0.0011%      0.0008%
Schmidt, Jareen                                                     1,030        33,866.40      0.0719%      0.0011%      0.0008%
Schmidt, Terrence                                                     876        28,802.88      0.0612%      0.0009%      0.0007%
Schneider, Sandra                                                   1,693        55,665.84      0.1182%      0.0018%      0.0013%
Scholz, Jack V.                                                       368        12,099.84      0.0257%      0.0004%      0.0003%
Schram, Charles                                                       627        20,615.76      0.0438%      0.0007%      0.0005%
Schuessler, Carl                                                    1,030        33,866.40      0.0719%      0.0011%      0.0008%
Schwartz, Arnold                                                      773        25,416.24      0.0540%      0.0008%      0.0006%
Schwartz, Harold                                                    1,471        48,366.48      0.1027%      0.0016%      0.0011%
Scott, Arthur                                                       1,324        43,533.12      0.0924%      0.0014%      0.0010%
Scott, Brian                                                          662        21,766.56      0.0462%      0.0007%      0.0005%
Scott, Gary                                                         2,942        96,732.96      0.2054%      0.0031%      0.0022%
Seed, John                                                          1,447        47,577.36      0.1010%      0.0015%      0.0011%
Segale, Angelo                                                      1,030        33,866.40      0.0719%      0.0011%      0.0008%
Selig, Allan H.                                                       539        17,722.32      0.0376%      0.0006%      0.0004%
Selinger, Irwin                                                       736        24,199.68      0.0514%      0.0008%      0.0006%
Selver Paul D.                                                      1,077        35,411.76      0.0752%      0.0012%      0.0008%
Sensenbrenner, John                                                 2,132        70,100.16      0.1488%      0.0023%      0.0016%
Shagin, Felix                                                       1,066        35,050.08      0.0744%      0.0011%      0.0008%
Shalam, John                                                        1,219        40,080.72      0.0851%      0.0013%      0.0009%
Shannon, George A. Jr.                                                539        17,722.32      0.0376%      0.0006%      0.0004%
Shapiro, Michael                                                      552        18,149.76      0.0385%      0.0006%      0.0004%
Sharpe, Lawrence                                                      295         9,699.60      0.0206%      0.0003%      0.0002%
Sheen, Jack H.                                                        539        17,722.32      0.0376%      0.0006%      0.0004%
Sheets, Phillis J.                                                    736        24,199.68      0.0514%      0.0008%      0.0006%
Sher, David                                                           736        24,199.68      0.0514%      0.0008%      0.0006%
Shieldknight, Jimmy                                                 1,177        38,699.76      0.0822%      0.0013%      0.0009%
Shieldknight, Marcia                                                  589        19,366.32      0.0411%      0.0006%      0.0004%
Shink, Simon                                                          610        20,056.80      0.0426%      0.0007%      0.0005%
Shneider, David                                                     1,030        33,866.40      0.0719%      0.0011%      0.0008%
Shollenberger, Dorothy                                              2,285        75,130.80      0.1595%      0.0024%      0.0017%
Sigmund, Charles A.                                                   572        18,807.36      0.0399%      0.0006%      0.0004%
Silverstein, Stephen                                                2,501        82,232.88      0.1746%      0.0027%      0.0019%
Smith, Boyd & Jill Trust                                            4,413       145,099.44      0.3081%      0.0047%      0.0033%
Smith, Boyd C.                                                          0             0.00      0.0000%      0.0000%      0.0000%
Smith, De Lancey A.                                                   589        19,366.32      0.0411%      0.0006%      0.0004%
Smith, George                                  (1,104)              1,103        36,266.64      0.0770%      0.0012%      0.0008%
Smith, John                                                         1,030        33,866.40      0.0719%      0.0011%      0.0008%
Smith, Laurence R. Jr. Trust                                        2,795        91,899.60      0.1951%      0.0030%      0.0021%
Smith, Leslie E.                                                    2,132        70,100.16      0.1488%      0.0023%      0.0016%
Smith, Myrna                                    1,104               1,104
Smith, Nathan                                                       1,066        35,050.08      0.0744%      0.0011%      0.0008%
Smith, Sherwood                                                     1,904        62,603.52      0.1329%      0.0020%      0.0014%
Smith, Stanley R.                                                   2,132        70,100.16      0.1488%      0.0023%      0.0016%

                                           FEB 1ST    MAY 7TH    AUGUST 21ST   TRANSFERS AND/OR      TRANSFERS AND OR
Investor                                  OFFERING    OFFERING     OFFERING   REDEMPTIONS 9/1/99   REDEMPTIONS 10/1/99
------------------------------------------------------------------------------------------------------------------------
Smith, Vernon                               1,980
Soderberg, Joe                              1,030
Solitare, Samuel                            4,264
Sommers, Steven                             1,177
Sorenson, John                              2,132
Sosebee, Lee Allen                          3,678
Soskin, William                             2,207
Southwest Trust                             2,132
Sparks, Sam                                 1,104
Sparveri, Joseph W.                           589
Spellman, John F.                                      1,077
Spencer, Donn                                 920
Spillar, Max L.                             1,471
Splan, Craig                                  762
St. Clair, Jr., Wilbur                        952
Stafford, Louis                             1,030
Stagnari, Elliott                           1,828
Stagnari, Ronald E.                           610
Stallworth, William                           736
Starr, Irwin P.                               305
Stein, David                                                       2,506
Stein, Robert                               1,219
Steinbrink, William                         1,471
Stellato, Robert                            1,104
Stenger, Michael                            1,523
Stephens, Charles                           1,030
Stern, Larry & Karen Lee                    2,207
Stevens, Kenneth                            1,066
Stevens, Lester F.                          2,132
Stevens, Ralph                              1,714
Stewart, Charles E.                         2,132
Stinghen, Donato                              515
Stockneff, Michelle                                                                  1,066
Stocknoff, Alan                             4,264                                   (2,132)
Stocknoff, Michael                                                                   1,066
Stoddard, Ed                                2,132
Stone, Justin                                 572
Story, William M. &Judith A. JT TEN                      539
Strepig, Charles                              184
Stufflebam, Rob                               662
Stufflebam, Robert E.                         724        270
Sullivan, Denis                             1,143
Sullivan, James F.                          1,839
Summers, Carrol E.                          2,132
Sundt, Estate of Thoralf                      572
Sussman, Bernard                            2,207
Swann, E.F                                  1,104
Swann, Thomas                               1,655
Swaykus, Bernard T.                           572
Sweet Family Ltd. Ptshp.                    1,523
Sweet, Ross                                 1,066
Swirsky, Myrna                              1,980
Tabbush, Jack                               1,104
Taufield, Jeffrey Z.                          305
Taylor Trust                                  515
Taylor, William                               368
Temkovits, Robert H.                          552
Thomas, M. Ross                             2,285
Thompson, Kent                              1,181

                                         TRANSFERS AND OR        TOTAL SHARES      TOTAL        COMMON                      %
Investor                                REDEMPTIONS 11/1/99         OWNED          VALUE         UNITS                   INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Smith, Vernon                                                       1,980        65,102.40      0.1382%      0.0021%      0.0015%
Soderberg, Joe                                                      1,030        33,866.40      0.0719%      0.0011%      0.0008%
Solitare, Samuel                                                    4,264       140,200.32      0.2977%      0.0046%      0.0032%
Sommers, Steven                                                     1,177        38,699.76      0.0822%      0.0013%      0.0009%
Sorenson, John                                                      2,132        70,100.16      0.1488%      0.0023%      0.0016%
Sosebee, Lee Allen                                                  3,678       120,932.64      0.2568%      0.0039%      0.0028%
Soskin, William                                                     2,207        72,566.16      0.1541%      0.0024%      0.0017%
Southwest Trust                                                     2,132        70,100.16      0.1488%      0.0023%      0.0016%
Sparks, Sam                                                         1,104        36,299.52      0.0771%      0.0012%      0.0008%
Sparveri, Joseph W.                                                   589        19,366.32      0.0411%      0.0006%      0.0004%
Spellman, John F.                                                   1,077        35,411.76      0.0752%      0.0012%      0.0008%
Spencer, Donn                                                         920        30,249.60      0.0642%      0.0010%      0.0007%
Spillar, Max L.                                                     1,471        48,366.48      0.1027%      0.0016%      0.0011%
Splan, Craig                                                          762        25,054.56      0.0532%      0.0008%      0.0006%
St. Clair, Jr., Wilbur                                                952        31,301.76      0.0665%      0.0010%      0.0007%
Stafford, Louis                                                     1,030        33,866.40      0.0719%      0.0011%      0.0008%
Stagnari, Elliott                                                   1,828        60,104.64      0.1276%      0.0020%      0.0014%
Stagnari, Ronald E.                                                   610        20,056.80      0.0426%      0.0007%      0.0005%
Stallworth, William                                                   736        24,199.68      0.0514%      0.0008%      0.0006%
Starr, Irwin P.                                                       305        10,028.40      0.0213%      0.0003%      0.0002%
Stein, David                                                        2,506        82,397.28      0.1749%      0.0027%      0.0019%
Stein, Robert                                                       1,219        40,080.72      0.0851%      0.0013%      0.0009%
Steinbrink, William                                                 1,471        48,366.48      0.1027%      0.0016%      0.0011%
Stellato, Robert                                                    1,104        36,299.52      0.0771%      0.0012%      0.0008%
Stenger, Michael                                                    1,523        50,076.24      0.1063%      0.0016%      0.0011%
Stephens, Charles                                                   1,030        33,866.40      0.0719%      0.0011%      0.0008%
Stern, Larry & Karen Lee                                            2,207        72,566.16      0.1541%      0.0024%      0.0017%
Stevens, Kenneth                                                    1,066        35,050.08      0.0744%      0.0011%      0.0008%
Stevens, Lester F.                                                  2,132        70,100.16      0.1488%      0.0023%      0.0016%
Stevens, Ralph                                                      1,714        56,356.32      0.1197%      0.0018%      0.0013%
Stewart, Charles E.                                                 2,132        70,100.16      0.1488%      0.0023%      0.0016%
Stinghen, Donato                                                      515        16,933.20      0.0360%      0.0006%      0.0004%
Stockneff, Michelle                                                 1,066        35,050.08      0.0744%      0.0011%      0.0008%
Stocknoff, Alan                                                     2,132        70,100.16      0.1488%      0.0023%      0.0016%
Stocknoff, Michael                                                  1,066        35,050.08      0.0744%      0.0011%      0.0008%
Stoddard, Ed                                                        2,132        70,100.16      0.1488%      0.0023%      0.0016%
Stone, Justin                                                         572        18,807.36      0.0399%      0.0006%      0.0004%
Story, William M. &Judith A. JT TEN                                   539        17,722.32      0.0376%      0.0006%      0.0004%
Strepig, Charles                                                      184         6,049.92      0.0128%      0.0002%      0.0001%
Stufflebam, Rob                                                       662        21,766.56      0.0462%      0.0007%      0.0005%
Stufflebam, Robert E.                                                 994        32,682.72      0.0694%      0.0011%      0.0007%
Sullivan, Denis                                                     1,143        37,581.84      0.0798%      0.0012%      0.0009%
Sullivan, James F.                                                  1,839        60,466.32      0.1284%      0.0020%      0.0014%
Summers, Carrol E.                                                  2,132        70,100.16      0.1488%      0.0023%      0.0016%
Sundt, Estate of Thoralf                                              572        18,807.36      0.0399%      0.0006%      0.0004%
Sussman, Bernard                                                    2,207        72,566.16      0.1541%      0.0024%      0.0017%
Swann, E.F                                                          1,104        36,299.52      0.0771%      0.0012%      0.0008%
Swann, Thomas                                                       1,655        54,416.40      0.1155%      0.0018%      0.0012%
Swaykus, Bernard T.                                                   572        18,807.36      0.0399%      0.0006%      0.0004%
Sweet Family Ltd. Ptshp.                                            1,523        50,076.24      0.1063%      0.0016%      0.0011%
Sweet, Ross                                                         1,066        35,050.08      0.0744%      0.0011%      0.0008%
Swirsky, Myrna                                                      1,980        65,102.40      0.1382%      0.0021%      0.0015%
Tabbush, Jack                                                       1,104        36,299.52      0.0771%      0.0012%      0.0008%
Taufield, Jeffrey Z.                                                  305        10,028.40      0.0213%      0.0003%      0.0002%
Taylor Trust                                                          515        16,933.20      0.0360%      0.0006%      0.0004%
Taylor, William                                                       368        12,099.84      0.0257%      0.0004%      0.0003%
Temkovits, Robert H.                                                  552        18,149.76      0.0385%      0.0006%      0.0004%
Thomas, M. Ross                                                     2,285        75,130.80      0.1595%      0.0024%      0.0017%
Thompson, Kent                                                      1,181        38,831.28      0.0824%      0.0013%      0.0009%

                                           FEB 1ST    MAY 7TH    AUGUST 21ST   TRANSFERS AND/OR      TRANSFERS AND OR
Investor                                  OFFERING    OFFERING     OFFERING   REDEMPTIONS 9/1/99   REDEMPTIONS 10/1/99
-----------------------------------------------------------------------------------------------------------------------
Thompson, Robert                              184
Thyrre, Marilyn                             2,207
Tisch Tenants                               2,207
Todino, Joseph R.                                      1,077
Toolan, John P.                             4,569
Traeger, Norman Lewis                                    539
Tramontozzi, Anthony                        4,721
Trapp, Daniel                                            539
Trautman, William E.                          736
Tromp, Leonard S.                           2,132                                                         (2,132)
Tromp, Leonard S. & Elizabeth J.                                                                           2,132
Trudeau, Garretson                            736
Trumble, Ed                                 2,132
Trumble, Edward                             1,545
Trumble, Edward P                           1,030
Tucker, Richard                             1,030
Tupler, Austin                              2,207
Turman, David                                 952
Turner, Clyde T.                            4,413
Twining, Paul                                 589
Uible, John                                 6,776                                                         (6,776)
Underwood, Leonard                          3,678
Usgaonker, R.S.                             2,942
Van Meter, Stephen & Sharon                 3,960
Van Wieren, Clare                           2,437
Vanadurongvan, Kanya                          572
Vance, Robert                                 920
Varble, Daniel                              2,207
Vaughn Petroleum                           25,737
Vaughn, Thomas F.                           1,143
Vigil, Dr. Alfredo                            610
Wakefield, William J.                         368
Waldorf Associates                          2,285
Waldorf, Kenneth                            3,731
Walker, Barret                                876
Wallace, John                               1,177
Wallace, Wilson K.                                       270
Walter Eprecht And.                         1,398
Wander, John                                1,066
Ware, Charles T.                              736
Ware, Cornelius                             2,942
Ware, Cornelius S.                          1,471
Ware, Lamar                                 1,143
Watson, Diane Berenson                      2,285
Weatherbee, Robert                            762
Weavil, David                                 736
Webb, Philip                                  305
Webb, Rhonda                                  305
Weick, Edward B.                                         539
Weiner, Stanford                            2,207
Weintraub, George                             368
Weiss, Benjamin J.                          1,219
Weiss, Stanley                              2,132
Weiss, William W.                                      1,077
Wenck, William A.                             368
Wesson, Craig                               1,143
West Elizabeth Lumber                       1,471
West, Gerald                                  368
West, Joel J.                                 305


                                          TRANSFERS AND OR       TOTAL SHARES      TOTAL        COMMON                      %
Investor                                 REDEMPTIONS 11/1/99        OWNED          VALUE         UNITS                   INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Thompson, Robert                                                      184         6,049.92      0.0128%      0.0002%      0.0001%
Thyrre, Marilyn                                                     2,207        72,566.16      0.1541%      0.0024%      0.0017%
Tisch Tenants                                                       2,207        72,566.16      0.1541%      0.0024%      0.0017%
Todino, Joseph R.                                                   1,077        35,411.76      0.0752%      0.0012%      0.0008%
Toolan, John P.                                                     4,569       150,228.72      0.3190%      0.0049%      0.0034%
Traeger, Norman Lewis                                                 539        17,722.32      0.0376%      0.0006%      0.0004%
Tramontozzi, Anthony                                                4,721       155,226.48      0.3296%      0.0051%      0.0036%
Trapp, Daniel                                                         539        17,722.32      0.0376%      0.0006%      0.0004%
Trautman, William E.                                                  736        24,199.68      0.0514%      0.0008%      0.0006%
Tromp, Leonard S.                                                       0             0.00      0.0000%      0.0000%      0.0000%
Tromp, Leonard S. & Elizabeth J.                                    2,132        70,100.16      0.1488%      0.0023%      0.0016%
Trudeau, Garretson                                                    736        24,199.68      0.0514%      0.0008%      0.0006%
Trumble, Ed                                                         2,132        70,100.16      0.1488%      0.0023%      0.0016%
Trumble, Edward                                                     1,545        50,799.60      0.1079%      0.0017%      0.0012%
Trumble, Edward P.                                                  1,030        33,866.40      0.0719%      0.0011%      0.0008%
Tucker, Richard                                                     1,030        33,866.40      0.0719%      0.0011%      0.0008%
Tupler, Austin                                                      2,207        72,566.16      0.1541%      0.0024%      0.0017%
Turman, David                                                         952        31,301.76      0.0665%      0.0010%      0.0007%
Turner, Clyde T.                                                    4,413       145,099.44      0.3081%      0.0047%      0.0033%
Twining, Paul                                                         589        19,366.32      0.0411%      0.0006%      0.0004%
Uible, John                                                             0             0.00      0.0000%      0.0000%      0.0000%
Underwood, Leonard                                                  3,678       120,932.64      0.2568%      0.0039%      0.0028%
Usgaonker, R.S.                                                     2,942        96,732.96      0.2054%      0.0031%      0.0022%
Van Meter, Stephen & Sharon                                         3,960       130,204.80      0.2764%      0.0042%      0.0030%
Van Wieren, Clare                                                   2,437        80,128.56      0.1701%      0.0026%      0.0018%
Vanadurongvan, Kanya                                                  572        18,807.36      0.0399%      0.0006%      0.0004%
Vance, Robert                                                         920        30,249.60      0.0642%      0.0010%      0.0007%
Varble, Daniel                                                      2,207        72,566.16      0.1541%      0.0024%      0.0017%
Vaughn Petroleum                                                   25,737       846,232.56      1.7967%      0.0275%      0.0194%
Vaughn, Thomas F.                                                   1,143        37,581.84      0.0798%      0.0012%      0.0009%
Vigil, Dr. Alfredo                                                    610        20,056.80      0.0426%      0.0007%      0.0005%
Wakefield, William J.                                                 368        12,099.84      0.0257%      0.0004%      0.0003%
Waldorf Associates                                                  2,285        75,130.80      0.1595%      0.0024%      0.0017%
Waldorf, Kenneth                                                    3,731       122,675.28      0.2605%      0.0040%      0.0028%
Walker, Barret                                                        876        28,802.88      0.0612%      0.0009%      0.0007%
Wallace, John                                                       1,177        38,699.76      0.0822%      0.0013%      0.0009%
Wallace, Wilson K.                                                    270         8,877.60      0.0188%      0.0003%      0.0002%
Walter Eprecht And.                                                 1,398        45,966.24      0.0976%      0.0015%      0.0011%
Wander, John                                                        1,066        35,050.08      0.0744%      0.0011%      0.0008%
Ware, Charles T.                                                      736        24,199.68      0.0514%      0.0008%      0.0006%
Ware, Cornelius                                                     2,942        96,732.96      0.2054%      0.0031%      0.0022%
Ware, Cornelius S.                                                  1,471        48,366.48      0.1027%      0.0016%      0.0011%
Ware, Lamar                                                         1,143        37,581.84      0.0798%      0.0012%      0.0009%
Watson, Diane Berenson                                              2,285        75,130.80      0.1595%      0.0024%      0.0017%
Weatherbee, Robert                                                    762        25,054.56      0.0532%      0.0008%      0.0006%
Weavil, David                                                         736        24,199.68      0.0514%      0.0008%      0.0006%
Webb, Philip                                                          305        10,028.40      0.0213%      0.0003%      0.0002%
Webb, Rhonda                                                          305        10,028.40      0.0213%      0.0003%      0.0002%
Weick, Edward B.                                                      539        17,722.32      0.0376%      0.0006%      0.0004%
Weiner, Stanford                                                    2,207        72,566.16      0.1541%      0.0024%      0.0017%
Weintraub, George                                                     368        12,099.84      0.0257%      0.0004%      0.0003%
Weiss, Benjamin J.                                                  1,219        40,080.72      0.0851%      0.0013%      0.0009%
Weiss, Stanley                                                      2,132        70,100.16      0.1488%      0.0023%      0.0016%
Weiss, William W.                                                   1,077        35,411.76      0.0752%      0.0012%      0.0008%
Wenck, William A.                                                     368        12,099.84      0.0257%      0.0004%      0.0003%
Wesson, Craig                                                       1,143        37,581.84      0.0798%      0.0012%      0.0009%
West Elizabeth Lumber                                               1,471        48,366.48      0.1027%      0.0016%      0.0011%
West, Gerald                                                          368        12,099.84      0.0257%      0.0004%      0.0003%
West, Joel J.                                                         305        10,028.40      0.0213%      0.0003%      0.0002%

                                           FEB 1ST    MAY 7TH    AUGUST 21ST   TRANSFERS AND/OR      TRANSFERS AND OR
Investor                                  OFFERING    OFFERING     OFFERING   REDEMPTIONS 9/1/99   REDEMPTIONS 10/1/99
-----------------------------------------------------------------------------------------------------------------------
Wheaton, Richard                            2,437
Whisler, Jon H.                               552        539
White, Martin                               1,219
Whitley, Gerald                               876
Wiegand, Edwin                              1,219
Williams, Charles                           1,143
Williamson, Heidi                           2,285
Wilner Trust                                1,398
Wilson, Plato                               6,767
Wilson, Susan                               2,132
Wilson, W.                                    589
Windfeldt, Peter                              610
Wiseman, Charles R.                                    1,077
Witt, W. Thurman                            2,285
Witten, M.D. Bruce                          2,795
Wolf, Albert                                3,046
Wolf, Ronald                                  305
Wood, Dennis                                1,839
Wood, James                                 2,438
Woodman, Stephen                              876
Wright, John                                  412
Wright, Kenneth                             2,132
Wright, Kenneth L.                          2,060      1,077
Wyler, David                                  153
Wyler, Katherine                              153
Yaspan, Robert                                         1,077
Yassine, Zouhair                            2,285
Youngblood, Alice                           1,030
Zack, Herbert                               4,413
Zack, Ronald                                4,569
Zisser, Barry                               1,324
Zubowski, Gale                              2,207
                                      ------------   -------    ----------    -----------------    --------------------
                                        1,353,204     69,221       10,027                0                     0
                                      ============   =======    ==========    =================    ====================

                                          TRANSFERS AND OR        TOTAL SHARES      TOTAL        COMMON                     %
Investor                                 REDEMPTIONS 11/1/99         OWNED          VALUE         UNITS                  INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Wheaton, Richard                                                    2,437         80,128.56      0.1701%     0.0026%      0.0018%
Whisler, Jon H.                                                     1,091         35,872.08      0.0762%     0.0012%      0.0008%
White, Martin                                                       1,219         40,080.72      0.0851%     0.0013%      0.0009%
Whitley, Gerald                                                       876         28,802.88      0.0612%     0.0009%      0.0007%
Wiegand, Edwin                                                      1,219         40,080.72      0.0851%     0.0013%      0.0009%
Williams, Charles                                                   1,143         37,581.84      0.0798%     0.0012%      0.0009%
Williamson, Heidi                                                   2,285         75,130.80      0.1595%     0.0024%      0.0017%
Wilner Trust                                                        1,398         45,966.24      0.0976%     0.0015%      0.0011%
Wilson, Plato                                                       6,767        222,498.96      0.4724%     0.0072%      0.0051%
Wilson, Susan                                                       2,132         70,100.16      0.1488%     0.0023%      0.0016%
Wilson, W.                                                            589         19,366.32      0.0411%     0.0006%      0.0004%
Windfeldt, Peter                                                      610         20,056.80      0.0426%     0.0007%      0.0005%
Wiseman, Charles R.                                                 1,077         35,411.76      0.0752%     0.0012%      0.0008%
Witt, W. Thurman                                                    2,285         75,130.80      0.1595%     0.0024%      0.0017%
Witten, M.D. Bruce                                                  2,795         91,899.60      0.1951%     0.0030%      0.0021%
Wolf, Albert                                                        3,046        100,152.48      0.2126%     0.0033%      0.0023%
Wolf, Ronald                                                          305         10,028.40      0.0213%     0.0003%      0.0002%
Wood, Dennis                                                        1,839         60,466.32      0.1284%     0.0020%      0.0014%
Wood, James                                                         2,438         80,161.44      0.1702%     0.0026%      0.0018%
Woodman, Stephen                                                      876         28,802.88      0.0612%     0.0009%      0.0007%
Wright, John                                                          412         13,546.56      0.0288%     0.0004%      0.0003%
Wright, Kenneth                                                     2,132         70,100.16      0.1488%     0.0023%      0.0016%
Wright, Kenneth L.                                                  3,137        103,144.56      0.2190%     0.0034%      0.0024%
Wyler, David                                                          153          5,030.64      0.0107%     0.0002%      0.0001%
Wyler, Katherine                                                      153          5,030.64      0.0107%     0.0002%      0.0001%
Yaspan, Robert                                                      1,077         35,411.76      0.0752%     0.0012%      0.0008%
Yassine, Zouhair                                                    2,285         75,130.80      0.1595%     0.0024%      0.0017%
Youngblood, Alice                                                   1,030         33,866.40      0.0719%     0.0011%      0.0008%
Zack, Herbert                                                       4,413        145,099.44      0.3081%     0.0047%      0.0033%
Zack, Ronald                                                        4,569        150,228.72      0.3190%     0.0049%      0.0034%
Zisser, Barry                                                       1,324         43,533.12      0.0924%     0.0014%      0.0010%
Zubowski, Gale                                                      2,207         72,566.16      0.1541%     0.0024%      0.0017%
                                        ------------------    --------------   -------------    ---------   ---------   -----------
                                                     0           1,432,452       46,963,392         100%     1.5284%      1.0759%
                                        ==================    ==============   =============    =========   =========   ===========